Exhibit 99.1

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                              Equity One ABS, Inc.

                                    Depositor

                              Equity One, Inc. (DE)

                            A Seller and the Servicer

              Equity One, Incorporated (PA), Equity One, Inc. (MN),
                  Equity One Consumer Loan Company, Inc. (NH),
                    and Popular Financial Services, LLC (DE)

                                     Sellers

                     Federal Home Loan Mortgage Corporation

                                    Guarantor
                  (with respect to the Guaranteed Certificates)

                                       and

                               JPMorgan Chase Bank

                                     Trustee
                       -----------------------------------


                         POOLING AND SERVICING AGREEMENT
                         Dated as of September 30, 2002

                       ----------------------------------


                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-5

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                                TABLE OF CONTENTS

                                                                              Page
PRELIMINARY STATEMENT............................................................1


ARTICLE I  DEFINITIONS...........................................................4

    60+ DAY DELINQUENT LOAN......................................................4
    ADJUSTED MORTGAGE RATE.......................................................4
    ADJUSTED NET MORTGAGE RATE...................................................4
    ADVANCE......................................................................4
    AGREEMENT....................................................................4
    AMOUNT HELD FOR FUTURE DISTRIBUTION..........................................4
    APPLIED REALIZED LOSS AMOUNT.................................................4
    AVAILABLE FUNDS..............................................................4
    BALLOON LOANS................................................................5
    BANKRUPTCY CODE..............................................................5
    BBA..........................................................................5
    BENEFICIAL OWNER.............................................................5
    BOOK-ENTRY CERTIFICATES......................................................5
    BUSINESS DAY.................................................................5
    CERTIFICATES.................................................................5
    CERTIFICATE ACCOUNT..........................................................5
    CERTIFICATE BALANCE..........................................................5
    CERTIFICATEHOLDER OR HOLDER..................................................5
    CERTIFICATE REGISTER.........................................................6
    CERTIFICATE REGISTRAR........................................................6
    CLASS........................................................................6
    CLASS AF CERTIFICATES........................................................6
    CLASS AF-1 CERTIFICATE.......................................................6
    CLASS AF-2 CERTIFICATE.......................................................6
    CLASS AF-3 CERTIFICATE.......................................................6
    CLASS AF-4 CERTIFICATE.......................................................6
    CLASS AV-1 CERTIFICATES......................................................6
    CLASS B APPLIED REALIZED LOSS AMOUNT.........................................6
    CLASS B CERTIFICATE..........................................................6
    CLASS B PRINCIPAL DISTRIBUTION AMOUNT........................................7
    CLASS B REALIZED LOSS AMORTIZATION AMOUNT....................................7
    CLASS CERTIFICATE BALANCE....................................................7
    CLASS INTEREST SHORTFALL.....................................................7
    CLASS M-1 APPLIED REALIZED LOSS AMOUNT.......................................7
    CLASS M-1 CERTIFICATE........................................................7
    CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT......................................7
    CLASS M-1 REALIZED LOSS AMORTIZATION AMOUNT..................................8
    CLASS M-2 APPLIED REALIZED LOSS AMOUNT.......................................8
    CLASS M-2 CERTIFICATE........................................................8
    CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT......................................8
    CLASS M-2 REALIZED LOSS AMORTIZATION AMOUNT..................................8
    CLASS R CERTIFICATES.........................................................8
    CLASS UNPAID INTEREST AMOUNTS................................................8
    CLASS X CERTIFICATE..........................................................8
    CLOSING DATE.................................................................8

                                       i

    CLOSING PLACE................................................................9
    CODE.........................................................................9
    COLLATERAL...................................................................9
    COLLATERAL VALUE.............................................................9
    COMBINED LOAN-TO-VALUE RATIO.................................................9
    CORPORATE TRUST OFFICE.......................................................9
    CORRESPONDING CLASS..........................................................9
    COUNTERPARTY.................................................................9
    CUSTODIAL AGREEMENT..........................................................9
    CUSTODIAN....................................................................9
    CUT-OFF DATE.................................................................9
    CUT-OFF DATE GROUP I PRINCIPAL BALANCE.......................................9
    CUT-OFF DATE GROUP II PRINCIPAL BALANCE.....................................10
    CUT-OFF DATE POOL PRINCIPAL BALANCE.........................................10
    CUT-OFF DATE PRINCIPAL BALANCE..............................................10
    DEBT SERVICE REDUCTION......................................................10
    DEFECTIVE LOAN..............................................................10
    DEFICIENCY AMOUNT...........................................................10
    DEFICIENT VALUATION.........................................................10
    DEFINITIVE CERTIFICATES.....................................................10
    DELETED LOAN................................................................10
    DENOMINATION................................................................10
    DEPOSITOR...................................................................10
    DEPOSITORY..................................................................10
    DEPOSITORY PARTICIPANT......................................................11
    DETERMINATION DATE..........................................................11
    DISTRIBUTION ACCOUNT........................................................11
    DISTRIBUTION ACCOUNT DEPOSIT DATE...........................................11
    DISTRIBUTION DATE...........................................................11
    DUE DATE....................................................................11
    DUE PERIOD..................................................................11
    EARLY PAYMENT DEFAULT.......................................................11
    ELIGIBLE ACCOUNT............................................................11
    EQUITY ONE-DELAWARE.........................................................12
    EQUITY ONE-MINNESOTA........................................................12
    EQUITY ONE-NEW HAMPSHIRE....................................................12
    EQUITY ONE-PENNSYLVANIA.....................................................12
    ERISA.......................................................................12
    ERISA QUALIFYING UNDERWRITING...............................................12
    ERISA-RESTRICTED CERTIFICATE................................................12
    ESCROW ACCOUNT..............................................................12
    EVENT OF DEFAULT............................................................12
    EXCESS PROCEEDS.............................................................12
    EXPENSE RATE................................................................13
    EXTRA PRINCIPAL DISTRIBUTION AMOUNT.........................................13
    FDIC........................................................................13
    FIRREA......................................................................13
    FITCH.......................................................................13
    FNMA........................................................................13
    FREDDIE MAC.................................................................13
    GROUP.......................................................................13

                                       ii

    GROUP I LOANS...............................................................13
    GROUP I PRINCIPAL PERCENTAGE................................................13
    GROUP II LOANS..............................................................13
    GROUP II PRINCIPAL PERCENTAGE...............................................13
    GROUP PRINCIPAL BALANCE.....................................................14
    GUARANTEE...................................................................14
    GUARANTEED CERTIFICATES.....................................................14
    GUARANTEED INTEREST DISTRIBUTION AMOUNT.....................................14
    GUARANTEED PRINCIPAL DISTRIBUTION AMOUNT....................................14
    GUARANTOR...................................................................14
    GUARANTOR DEFAULT...........................................................14
    GUARANTOR PAYMENT...........................................................14
    GUARANTOR REIMBURSEMENTS....................................................14
    GUARANTOR'S MONTHLY FEE.....................................................15
    INDIRECT PARTICIPANT........................................................15
    INFORMATION CIRCULAR........................................................15
    INITIAL CERTIFICATE ACCOUNT DEPOSIT.........................................15
    INSURANCE POLICY............................................................15
    INSURANCE PROCEEDS..........................................................15
    INSURED EXPENSES............................................................15
    INTEREST ACCRUAL PERIOD.....................................................15
    INTEREST DISTRIBUTION AMOUNT................................................15
    INTEREST REMITTANCE AMOUNT..................................................16
    INVESTMENT LETTER...........................................................16
    LATEST POSSIBLE MATURITY DATE...............................................16
    LAST SCHEDULED DISTRIBUTION DATE............................................16
    LIBOR.......................................................................16
    LIBOR DETERMINATION DATE....................................................16
    LIQUIDATED LOAN.............................................................16
    LIQUIDATION PROCEEDS........................................................16
    LOANS.......................................................................17
    LOAN DATA REMITTANCE DATE...................................................17
    LOAN DATA REMITTANCE REPORT.................................................17
    LOAN SCHEDULE...............................................................17
    MAJORITY IN INTEREST........................................................18
    MERS (R)....................................................................18
    MERS (R) SYSTEM.............................................................18
    MOM LOAN....................................................................19
    MIN.........................................................................19
    MONTHLY EXCESS CASHFLOW AMOUNT..............................................19
    MONTHLY EXCESS INTEREST AMOUNT..............................................19
    MONTHLY PAYMENT.............................................................19
    MONTHLY STATEMENT...........................................................19
    MOODY'S.....................................................................19
    MORTGAGE....................................................................19
    MORTGAGED PROPERTY..........................................................19
    MORTGAGE FILE...............................................................19
    MORTGAGE LOAN SAMPLE........................................................19
    MORTGAGE NOTE...............................................................20
    MORTGAGE RATE...............................................................20
    MORTGAGOR...................................................................20

                                      iii

    NET PREPAYMENT INTEREST SHORTFALLS..........................................20
    NET WAC CAP.................................................................20
    NET WAC CAP ACCOUNT.........................................................20
    NET WAC CAP CARRYOVER.......................................................20
    NET WAC CAP DEPOSIT AMOUNT..................................................21
    NET WAC RATE................................................................21
    NONRECOVERABLE ADVANCE......................................................21
    NOTICE OF FINAL DISTRIBUTION................................................21
    OFFERED CERTIFICATES........................................................21
    OFFICER'S CERTIFICATE.......................................................21
    OPINION OF COUNSEL..........................................................21
    OPTIONAL TERMINATION DATE...................................................22
    OPTIONAL TERMINATION........................................................22
    ORIGINAL LOAN...............................................................22
    OTS.........................................................................22
    OUTSTANDING.................................................................22
    OUTSTANDING LOAN............................................................22
    OVERCOLLATERALIZATION AMOUNT................................................22
    OVERCOLLATERALIZATION DEFICIENCY............................................22
    OVERCOLLATERALIZATION RELEASE AMOUNT........................................22
    OWNERSHIP INTEREST..........................................................22
    PASS-THROUGH RATE...........................................................23
    PAYING AGENT................................................................23
    PERCENTAGE INTEREST.........................................................23
    PERMITTED INVESTMENTS.......................................................23
    PERMITTED TRANSFEREE........................................................24
    PERSON......................................................................24
    PLAN........................................................................24
    POOL PRINCIPAL BALANCE......................................................24
    POPULAR FINANCIAL...........................................................24
    PREPAYMENT INTEREST EXCESS..................................................24
    PREPAYMENT INTEREST SHORTFALL...............................................25
    PREPAYMENT PERIOD...........................................................25
    PRIMARY MORTGAGE INSURANCE POLICY...........................................25
    PRIME RATE..................................................................25
    PRINCIPAL DISTRIBUTION AMOUNT...............................................25
    PRINCIPAL PREPAYMENT........................................................25
    PRINCIPAL PREPAYMENT IN FULL................................................25
    PRINCIPAL REMITTANCE AMOUNT.................................................25
    PURCHASE PRICE..............................................................25
    PTCE 95-60..................................................................26
    PURCHASE AGREEMENT..........................................................26
    RATING AGENCY...............................................................26
    REALIZED LOSS AMOUNT........................................................26
    REALIZED LOSSES.............................................................26
    REALIZED LOSS AMORTIZATION AMOUNT...........................................26
    RECORD DATE.................................................................26
    REFINANCE LOAN..............................................................26
    REGULAR CERTIFICATES........................................................27
    RELIEF ACT..................................................................27
    RELIEF ACT REDUCTIONS.......................................................27

                                       iv

    REMIC.......................................................................27
    REMIC 1.....................................................................27
    REMIC 2.....................................................................27
    REMIC 1 ACCRETION DIRECTED CLASSES..........................................27
    REMIC 1 ACCRUAL CLASS.......................................................27
    REMIC CHANGE OF LAW.........................................................27
    REMIC PROVISIONS............................................................27
    REO PROPERTY................................................................27
    REQUEST FOR RELEASE.........................................................27
    REQUIRED INSURANCE POLICY...................................................27
    RESERVE FUND................................................................28
    RESPONSIBLE OFFICER.........................................................28
    RULE 144A LETTER............................................................28
    SCHEDULED PAYMENT...........................................................28
    SECOND LIEN LOAN............................................................28
    SECURITIES ACT..............................................................28
    SELLERS.....................................................................28
    SENIOR ENHANCEMENT PERCENTAGE...............................................28
    SENIOR PRINCIPAL DISTRIBUTION AMOUNT........................................28
    SENIOR SPECIFIED ENHANCEMENT PERCENTAGE.....................................28
    SERVICER....................................................................28
    SERVICER ADVANCE DATE.......................................................28
    SERVICING ADVANCES..........................................................29
    SERVICING AMOUNT............................................................29
    SERVICING AUDIT.............................................................29
    SERVICING FEE...............................................................29
    SERVICING FEE RATE..........................................................29
    SERVICING OFFICER...........................................................29
    SERVICING PRACTICE..........................................................29
    S&P.........................................................................29
    STARTUP DAY.................................................................29
    STATED PRINCIPAL BALANCE....................................................29
    STEPDOWN DATE...............................................................30
    SUBORDINATE CERTIFICATES....................................................30
    SUBSERVICER.................................................................30
    SUBSTITUTE LOAN.............................................................30
    SUBSTITUTION ADJUSTMENT AMOUNT..............................................30
    TARGETED OVERCOLLATERALIZATION AMOUNT.......................................30
    TAX MATTERS PERSON..........................................................30
    TAX MATTERS PERSON CERTIFICATE..............................................30
    TERMINATION PRICE...........................................................31
    TRANSFER....................................................................31
    TRANSFER AFFIDAVIT..........................................................31
    TRANSFEROR CERTIFICATE......................................................31
    TRIGGER EVENT...............................................................31
    TRUST FUND..................................................................31
    TRUSTEE.....................................................................31
    TRUSTEE FEE.................................................................31
    TRUSTEE FEE RATE............................................................31
    TRUSTEE PERMITTED WITHDRAWAL AMOUNT.........................................31
    TRUSTEE REMITTANCE REPORT...................................................32

                                       v

    TRUSTEE REPORTING DATE......................................................32
    UNPAID REALIZED LOSS AMOUNT.................................................32
    UNDERWRITER EXEMPTION.......................................................32
    VOTING RIGHTS...............................................................32
    YIELD MAINTENANCE AGREEMENT.................................................32
    YIELD MAINTENANCE STATED TERMINATION........................................32

ARTICLE II CONVEYANCE OF LOANS; REPRESENTATIONS AND WARRANTIES..................32

    SECTION 2.01.  CONVEYANCE OF LOANS..........................................32
    SECTION 2.02.  ACCEPTANCE BY TRUSTEE OF THE LOANS...........................35
    SECTION 2.03.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
        SELLERS AND THE SERVICER................................................37
    SECTION 2.03A.  ADDITIONAL OBLIGATIONS OF EQUITY ONE-DELAWARE...............39
    SECTION 2.04.  REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR
        AS TO THE LOANS.........................................................40
    SECTION 2.05.  DELIVERY OF OPINION OF COUNSEL IN CONNECTION
        WITH SUBSTITUTIONS......................................................40
    SECTION 2.06.  EXECUTION AND DELIVERY OF CERTIFICATES.......................41
    SECTION 2.07.  REMIC MATTERS................................................41
    SECTION 2.08.  COVENANTS OF THE SERVICER....................................41

ARTICLE III ADMINISTRATION AND SERVICING OF LOANS...............................42

    SECTION 3.01.  SERVICER TO SERVICE LOANS....................................42
    SECTION 3.02.  SUBSERVICING; ENFORCEMENT OF THE OBLIGATIONS
        OF SERVICERS............................................................43
    SECTION 3.03.  RIGHTS OF THE DEPOSITOR AND THE TRUSTEE IN
        RESPECT OF THE SERVICER.................................................43
    SECTION 3.04.  TRUSTEE TO ACT AS SERVICER...................................43
    SECTION 3.05.  COLLECTION OF LOAN PAYMENTS; CERTIFICATE ACCOUNT;
        DISTRIBUTION ACCOUNT....................................................44
    SECTION 3.06.  PAYMENT OF TAXES, ASSESSMENTS, HAZARD INSURANCE
        PREMIUMS AND SIMILAR ITEMS; ESCROW ACCOUNTS... .........................46
    SECTION 3.07.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
        REGARDING THE LOANS.....................................................46
    SECTION 3.08.  PERMITTED WITHDRAWALS FROM THE CERTIFICATE
        ACCOUNT AND DISTRIBUTION ACCOUNT........................................47
    SECTION 3.09.  MAINTENANCE OF HAZARD INSURANCE; MAINTENANCE OF
        PRIMARY INSURANCE POLICIES..............................................49
    SECTION 3.10.  ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION
        AGREEMENTS..............................................................50
    SECTION 3.11.  REALIZATION UPON DEFAULTED LOANS; REPURCHASE
        OF CERTAIN LOANS........................................................51
    SECTION 3.12.  DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF
        SERVICER TO BE HELD FOR THE TRUSTEE.....................................53
    SECTION 3.13.  SERVICING COMPENSATION.......................................53
    SECTION 3.14.  ACCESS TO CERTAIN DOCUMENTATION..............................53
    SECTION 3.15.  ANNUAL STATEMENT AS TO COMPLIANCE............................54
    SECTION 3.16.  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING
        STATEMENT; FINANCIAL STATEMENTS.........................................54
    SECTION 3.17.  ERRORS AND OMISSIONS INSURANCE; FIDELITY BONDS...............54
    SECTION 3.18.  SOLICITATION.................................................54
    SECTION 3.19.  DELINQUENT LOANS.............................................55

ARTICLE IIIA  GUARANTEE; RESERVE FUND; AND NET WAC CAP ACCOUNT..................55

    SECTION 3A.01.  GUARANTEE...................................................55
    SECTION 3A.02  RESERVE FUND AND YIELD MAINTENANCE AGREEMENT.................55
    SECTION 3A.03.  NET WAC CAP ACCOUNT.........................................56

                                       vi

ARTICLE IV  DISTRIBUTIONS AND ADVANCES BY THE SERVICER..........................57

    SECTION 4.01.  ADVANCES.....................................................57
    SECTION 4.02.  PRIORITIES OF DISTRIBUTION AND ALLOCATION....................58
    SECTION 4.03.  MONTHLY STATEMENTS TO CERTIFICATEHOLDERS.....................62
    SECTION 4.04. REPORTING.....................................................65
    SECTION 4.05. LOAN DATA REMITTANCE REPORT...................................65
    SECTION 4.06.  TRUSTEE REMITTANCE REPORT....................................65

ARTICLE V  THE CERTIFICATES.....................................................66

    SECTION 5.01.  THE CERTIFICATES.............................................66
    SECTION 5.02.  CERTIFICATE REGISTER; REGISTRATION OF TRANSFER
        AND EXCHANGE OF CERTIFICATES............................................66
    SECTION 5.03.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES............71
    SECTION 5.04.  PERSONS DEEMED OWNERS........................................71
    SECTION 5.05.  ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES
        AND ADDRESSES...........................................................71
    SECTION 5.06.  MAINTENANCE OF OFFICE OR AGENCY..............................71

ARTICLE VI  THE DEPOSITOR AND THE SERVICER......................................72

    SECTION 6.01.  RESPECTIVE LIABILITIES OF THE DEPOSITOR AND
        THE SERVICER............................................................72
    SECTION 6.02.  MERGER OR CONSOLIDATION OF THE DEPOSITOR OR
        THE SERVICER............................................................72
    SECTION 6.03.  LIMITATION ON LIABILITY OF THE DEPOSITOR, THE
        SELLERS, THE SERVICER AND OTHERS........................................72
    SECTION 6.04.  LIMITATION ON RESIGNATION OF SERVICER........................73
    SECTION 6.05.  INDEMNIFICATION..............................................73
    SECTION 6.06  LIABILITY OF THE SERVICER.....................................73

ARTICLE VII  DEFAULT............................................................74

    SECTION 7.01.  EVENTS OF DEFAULT............................................74
    SECTION 7.02.  TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.....................76
    SECTION 7.03.  NOTIFICATION TO CERTIFICATEHOLDERS...........................76
    SECTION 7.04.  SURVIVABILITY OF SERVICER LIABILITIES........................77

ARTICLE VIII   CONCERNING THE TRUSTEE...........................................77

    SECTION 8.01.  DUTIES OF TRUSTEE............................................77
    SECTION 8.02  CERTAIN MATTERS AFFECTING THE TRUSTEE.........................78
    SECTION 8.03.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR LOANS.................79
    SECTION 8.04.  TRUSTEE MAY OWN CERTIFICATES.................................80
    SECTION 8.05.  TRUSTEE'S FEES AND EXPENSES..................................80
    SECTION 8.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE.........................80
    SECTION 8.07.  RESIGNATION AND REMOVAL OF TRUSTEE...........................81
    SECTION 8.08.  SUCCESSOR TRUSTEE............................................82
    SECTION 8.09.  MERGER OR CONSOLIDATION OF TRUSTEE...........................82
    SECTION 8.10.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE................82
    SECTION 8.11.  TAX MATTERS..................................................83
    SECTION 8.12.  PERIODIC FILINGS.............................................85
    SECTION 8.13.  APPOINTMENT OF CUSTODIANS....................................85
    SECTION 8.14.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION
        OF CERTIFICATES.........................................................85
    SECTION 8.15.  SUITS FOR ENFORCEMENT........................................86

ARTICLE IX  TERMINATION.........................................................86

    SECTION 9.01.  TERMINATION UPON LIQUIDATION OR PURCHASE OF ALL LOANS........86

                                      vii

    SECTION 9.02.  FINAL DISTRIBUTION ON THE CERTIFICATES.......................87
    SECTION 9.03.  ADDITIONAL TERMINATION REQUIREMENTS..........................88

ARTICLE X  MISCELLANEOUS PROVISIONS.............................................88

    SECTION 10.01.  AMENDMENT...................................................88
    SECTION 10.02.  RECORDATION OF AGREEMENT; COUNTERPARTS......................89
    SECTION 10.03.  GOVERNING LAW...............................................90
    SECTION 10.04.  INTENTION OF PARTIES........................................90
    SECTION 10.05.  NOTICES.....................................................91
    SECTION 10.06.  SEVERABILITY OF PROVISIONS..................................93
    SECTION 10.07.  ASSIGNMENT..................................................93
    SECTION 10.08.  LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS..................93
    SECTION 10.09.  INSPECTION AND AUDIT RIGHTS.................................94
    SECTION 10.10.  CERTIFICATES NONASSESSABLE AND FULLY PAID...................94
    SECTION 10.11.  THE CLOSING.................................................94
    SECTION 10.12.  INTERPRETATION..............................................94
    SECTION 10.13.  RIGHTS OF GUARANTOR.........................................94
    SECTION 10.14.  NO PARTNERSHIP..............................................95
    SECTION 10.15. PROTECTION OF ASSETS.........................................95
    SECTION 10.16. EXECUTION OF YIELD MAINTENANCE AGREEMENT.....................96
    SECTION 10.17. BENEFITS OF AGREEMENT........................................96
    SECTION 10.18. RATINGS......................................................96

     SCHEDULE I................................................................I-1

     SCHEDULE IIA............................................................IIA-1

     SCHEDULE IIB............................................................IIB-1

     SCHEDULE IIC............................................................IIC-1

     SCHEDULE IID............................................................IID-1

     SCHEDULE IIE............................................................IIE-1

     SCHEDULE IIX............................................................IIX-1

     SCHEDULE IIIA..........................................................IIIA-1

     SCHEDULE IIIB..........................................................IIIB-1

     SCHEDULE IIIC..........................................................IIIC-1

     SCHEDULE IIID.........................................................III-D-1

     SCHEDULE IIIE.........................................................III-E-1

     SCHEDULE IV..............................................................IV-1

     SCHEDULE V................................................................V-1

                                      viii

     SCHEDULE VI..............................................................VI-1

     SCHEDULE VII............................................................VII-1

     EXHIBIT A-1.............................................................A-1-1

     EXHIBIT A-2.............................................................A-2-1

     EXHIBIT A-3 ............................................................A-3-1

     EXHIBIT A-4 ............................................................A-4-1

     EXHIBIT B-1.............................................................B-1-1

     EXHIBIT B-2 ............................................................B-2-1

     EXHIBIT C.................................................................C-1

     EXHIBIT D.................................................................D-1

     EXHIBIT E.................................................................E-1

     EXHIBIT F.................................................................F-1

     EXHIBIT G.................................................................G-1

     EXHIBIT H.................................................................H-1

     EXHIBIT I.................................................................I-1

     EXHIBIT J.................................................................J-1

     EXHIBIT K.................................................................K-1

     EXHIBIT L.................................................................L-1

     EXHIBIT M.................................................................M-1

     EXHIBIT N.................................................................N-1

THIS POOLING AND SERVICING AGREEMENT, dated as of September 30, 2002, by and among Equity One ABS, Inc., a Delaware corporation, as depositor (the
"Depositor"), Equity One, Inc., a Delaware corporation, as a seller (in such capacity, "Equity One-Delaware") and as servicer (in such capacity, the "Servicer"), Equity One, Incorporated, a Pennsylvania corporation ("Equity One-Pennsylvania"), Equity One, Inc., a Minnesota corporation ("Equity One-Minnesota"), Equity One Consumer Loan Company, Inc., a New Hampshire corporation ("Equity One-New Hampshire"), Popular Financial Services, LLC, a Delaware limited liability company ("Popular Financial" and, together with Equity One-Delaware, Equity One-Pennsylvania, Equity One-Minnesota and Equity One-New Hampshire, the "Sellers"), Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States, as guarantor of the Guaranteed Certificates (the "Guarantor") and JPMorgan Chase Bank, a New York banking corporation organized under the laws of the State of New York, as trustee (the "Trustee").

                                 WITNESSETH THAT

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                              PRELIMINARY STATEMENT

     The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund (exclusive of the Net WAC Cap Account, the Reserve Fund and the Yield Maintenance Agreement) for federal income tax purposes will consist of two REMICs ("REMIC 1" and "REMIC 2"). The Certificates will represent the entire beneficial ownership interest in the Trust Fund. The assets of the Trust Fund (exclusive of the Net WAC Cap Account, the Reserve Fund and the Yield Maintenance Agreement) will constitute the assets of REMIC 1 and REMIC 1 will issue ten uncertificated regular interests that will be held as the sole assets of REMIC 2. The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AV-1 Certificates (with respect to the Class AF-1 and Class AV-1 Certificates, exclusive of any associated rights to receive payments from the Net WAC Cap Account or the Reserve Fund), the Class M-1 and Class M-2 Certificates, the Class B Certificates and the Class X Certificates will represent the "regular interests" in REMIC 2. The Class M-1, Class M-2 and Class B Certificates are subordinate to and provide credit enhancement for the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates. The Class M-2 and Class B Certificates are subordinate to and provide credit enhancement for the Class M-1 Certificates. The Class B Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates. The Class R-1 and Class R-2 Interests will be the residual interests in each of REMIC 1 and REMIC
2. All interests created hereby will be retired on or before the Latest Possible Maturity Date.

                                     REMIC 1

     REMIC 1 will be evidenced by the Class 1-Accrual Interest (the "REMIC 1 Accrual Class"), and the Class 1-AF1, Class 1-AF2, Class 1-AF3, Class 1-AF4, Class 1-AV1, Class 1-M1, Class 1-M2 and Class 1-B Interests (collectively, the
"REMIC 1 Accretion Directed Classes"), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC 1 for federal income tax purposes and will have the following designations, initial principal balances, pass-through rates, and corresponding classes of REMIC 2 certificates ("Corresponding Classes"):

============================== ============================================= ==================== ==================
                                                                                                   Corresponding
      REMIC 1 Interests                      Initial Balance                  Pass-Through Rate         Class
------------------------------ --------------------------------------------- -------------------- ------------------
         Class 1-AF1             (1/2 Corresponding Class' initial Class         Net WAC Rate            AF-1
                                           Certificate Balance)
------------------------------ --------------------------------------------- -------------------- ------------------
         Class 1-AF2             (1/2 Corresponding Class' initial Class         Net WAC Rate            AF-2
                                           Certificate Balance)
------------------------------ --------------------------------------------- -------------------- ------------------
         Class 1-AF3             (1/2 Corresponding Class' initial Class         Net WAC Rate            AF-3
                                           Certificate Balance)
------------------------------ --------------------------------------------- -------------------- ------------------
         Class 1-AF4             (1/2 Corresponding Class' initial Class         Net WAC Rate            AF-4
                                           Certificate Balance)
------------------------------ --------------------------------------------- -------------------- ------------------
         Class 1-AV1             (1/2 Corresponding Class' initial Class         Net WAC Rate            AV-1
                                           Certificate Balance)
------------------------------ --------------------------------------------- -------------------- ------------------
         Class 1-M1              (1/2 Corresponding Class' initial Class         Net WAC Rate             M-1
                                           Certificate Balance)
------------------------------ --------------------------------------------- -------------------- ------------------
         Class 1-M2              (1/2 Corresponding Class' initial Class         Net WAC Rate             M-2
                                           Certificate Balance)
------------------------------ --------------------------------------------- -------------------- ------------------
          Class 1-B              (1/2 Corresponding Class' initial Class         Net WAC Rate              B
                                           Certificate Balance)
------------------------------ --------------------------------------------- -------------------- ------------------
    REMIC 1 Accrual Class        (1/2 Cut-off Date Pool Principal Balance        Net WAC Rate             N/A
                                           plus1/2Closing Date
                                      Overcollateralization Amount)
============================== ============================================= ==================== ==================

     On each Distribution Date, 50% of any increase in the Overcollateralization Amount will be payable as a reduction of the principal balances of the REMIC 1 Accretion Directed Classes (to each REMIC 1 Accretion Directed Class in an amount equal to one half (1/2) of the amount paid in reduction of its Corresponding Class). All payments of scheduled principal and prepayments of principal generated by the Loans shall be allocated 50% to the REMIC 1 Accrual Class, and 50% to the REMIC 1 Accretion Directed Classes (to each REMIC 1 Accretion Directed Class in an amount equal to one half (1/2) of the amount paid in reduction of its Corresponding Class), until paid in full. Notwithstanding the above, principal payments that are attributable to an Overcollateralization Release Amount shall be allocated to the REMIC 1 Accrual Class (until paid in full). Realized Losses shall be applied such that after all distributions have been made on each Distribution Date the principal balances of (a) each of the REMIC 1 Accretion Directed Classes is equal to 50% of the Class Certificate Balance of its respective Corresponding Class, and (b) the REMIC 1 Accrual Class is equal to 50% of the aggregate principal balance of the Loans plus 50% of the Overcollateralization Amount.

                                     REMIC 2

     The following table sets forth characteristics of the Certificates, each of which, except for the Class R Certificates, is hereby designated a "regular interest" in REMIC 2, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Class R Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

=================== ======================= ============================= ================= ========================
                        Initial Class           Pass-Through Rate(1)          Minimum        Integral Multiples in
                     Certificate Balance                                    Denomination       Excess of Minimum
------------------- ----------------------- ----------------------------- ----------------- ------------------------
Class AF-1              $171,000,000               LIBOR + 0.130%             $25,000               $1,000
------------------- ----------------------- ----------------------------- ----------------- ------------------------
Class AF-2               $50,000,000                   3.632%                 $25,000               $1,000
------------------- ----------------------- ----------------------------- ----------------- ------------------------
Class AF-3               $22,000,000                   4.494%                 $25,000               $1,000
------------------- ----------------------- ----------------------------- ----------------- ------------------------
Class AF-4               $17,658,000                 5.184%(2)                $25,000               $1,000
------------------- ----------------------- ----------------------------- ----------------- ------------------------
Class AV-1              $166,230,000            LIBOR + 0.170%(3)(4)          $25,000               $1,000
------------------- ----------------------- ----------------------------- ----------------- ------------------------
Class M-1                $35,787,000                 5.303%(5)                $25,000               $1,000
------------------- ----------------------- ----------------------------- ----------------- ------------------------
Class M-2                $29,396,000                 5.837%(6)                $25,000               $1,000
------------------- ----------------------- ----------------------------- ----------------- ------------------------
Class B                  $19,171,000                 6.030%(7)                $25,000               $1,000
------------------- ----------------------- ----------------------------- ----------------- ------------------------
Class X             (8)                                  (9)                      N/A               N/A
------------------- ----------------------- ----------------------------- ----------------- ------------------------
Class R             $0                                  N/A                   $25,000               N/A
=================== ======================= ============================= ================= ========================

(1) As to any Distribution Date, this rate shall equal the lesser of (a) the rate per annum set forth above and (b) the applicable Net WAC Cap.

(2)  After the Optional Termination Date, this rate will increase to 5.684%.

(3) The Trustee will treat any entitlement to interest in respect of the Class AV-1 Certificates in excess of the amount resulting under clause (i) of the definition of Net WAC Cap in respect of the Class AV-1 Certificates as paid pursuant to a limited recourse cap contract (in the same manner as it reports the treatment of the Net WAC Cap Carryover in respect of the Class AV-1 Certificates for federal income tax purposes) between the Holders of the Class AV-1 Certificates and the Holders of the Class X Certificates, as described in the third paragraph of Section 2.07 herein.

(4)  After  the  Optional   Termination   Date,   this  rate  will  increase  to
     LIBOR+0.340%.

(5)  After the Optional Termination Date, this rate will increase to 5.803%.

(6)  After the Optional Termination Date, this rate will increase to 6.337%.

(7)  After the Optional Termination Date, this rate will increase to 6.530%.

(8) On each Distribution Date, the Class X Certificates will have a notional balance equal to the Pool Principal Balance.

(9) As to any Distribution Date, the Pass-Through Rate for the Class X Certificates shall equal the excess of: (a) the Net WAC Rate over (b) the product of: (i) two and (ii) the weighted average Pass-Through Rate of the REMIC 1 regular interests, where the REMIC 1 Accrual Class is subject to a cap equal to zero and each REMIC 1 Accretion Directed Class is subject to a cap equal to the Pass-Through Rate on its Corresponding Class.

     All fixed interest rates set forth in this Agreement are calculated based on a 360-day year consisting of twelve 30-day months (30/360). All adjustable interest rates set forth in this Agreement are calculated based on a 360-day year and the actual number of days elapsed in the related Interest Accrual Period.

                                    ARTICLE I

                                   DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          60+ Day Delinquent Loan
          -----------------------
          Each Loan with respect to which any portion of a Scheduled Payment is, as of the last day of the prior Due Period, 60 days or more contractually past due (assuming 30 day months), each Loan in foreclosure, all REO Property and each Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

          Adjusted Mortgage Rate
          ----------------------
          As to each Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

          Adjusted Net Mortgage Rate
          --------------------------
          As to each Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Expense Rate.

          Advance
          -------
          The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Servicing Fee) on the Loans that were due on such Loans' respective Due Dates in the related Due Period and not received as of the close of business on the Determination Date in the month of such Distribution Date, other than the aggregate amount of any such delinquent payments that the Servicer, in its good faith judgment, has determined would not be recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise from the related Loans.

          Agreement
          ---------
          This Pooling and Servicing Agreement, together with all of the exhibits and schedules hereto, and all amendments or supplements of any of the foregoing.

          Amount Held for Future Distribution
          -----------------------------------
          As to any Distribution Date and the Offered Certificates, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (a) Principal Prepayments received after the Prepayment Period corresponding to such Distribution Date and Liquidation Proceeds received in the month of such Distribution Date and (b) all Scheduled Payments due after the Loans' respective Due Dates in the related Due Period.

          Applied Realized Loss Amount
          ----------------------------
          With respect to (a) the Class M-1 Certificates, the Class M-1 Applied Realized Loss Amount, (b) the Class M-2 Certificates, the Class M-2 Applied
Realized Loss Amount and (c) the Class B Certificates, the Class B Applied Realized Loss Amount.

          Available Funds
          ---------------
          As to any Distribution Date, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date net of the Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i)-(viii), inclusive, of Section 3.08(a) and amounts permitted to be withdrawn from the

Distribution Account pursuant to clauses (i) and (ii) of Section 3.08(b), (b) the amount of the related Advance, if any, and (c) in connection with Defective Loans, as applicable, the aggregate of the Purchase Prices and Substitution
Adjustment  Amounts  deposited  in  the  Distribution  Account  on  the  related
Distribution Account Deposit Date, and (d) with respect to the initial Distribution Date, the Initial Certificate Account Deposit.

          Balloon Loans
          -------------
          Loans with balloon payments.

          Bankruptcy Code
          ---------------
          The United States Bankruptcy Reform Act of 1978, as amended, and related rules promulgated thereunder.

          BBA
          ---
          The British Bankers' Association.

          Beneficial Owner
          ----------------
          With respect to any Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

          Book-Entry Certificates
          -----------------------
          The Subordinate Certificates.

          Business Day
          ------------
          Any day other than (a) a Saturday or a Sunday or (b) a day on which the Guarantor or banking institutions in New York City, or in the city where the chief executive office of the Servicer is located, are authorized or obligated by law or executive order to be closed.

          Certificates
          ------------
          The Offered Certificates, the Class R Certificates and the Class X Certificates.

          Certificate Account
          -------------------
          The separate Eligible Account created and maintained by the Servicer pursuant to Section 3.05 with a depository institution in the name of the Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "Certificate Account, Equity One, Inc., as trustee for the registered holders of Equity One ABS, Inc., Mortgage Pass-Through Certificates Series 2002-5."

          Certificate Balance
          -------------------
          With respect to any Offered Certificate at any time, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof reduced by the sum of (a) all amounts previously distributed to that Offered Certificate as payments of principal, and (b) with respect to any Subordinate Certificate, that Subordinate Certificate's pro rata share of the cumulative amount of Applied Realized Loss Amounts with respect to such Class for all prior Distribution Dates.

          Certificateholder or Holder
          ---------------------------
          The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Guarantor and Trustee are entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          Certificate Register
          --------------------
          The register maintained pursuant to Section 5.02.

          Certificate Registrar
          ---------------------
          JPMorgan Chase Bank and its successors and, if a successor certificate registrar is appointed hereunder, such successor.

          Class
          -----
          All Certificates bearing the same class designation as set forth in the Preliminary Statement.

          Class AF Certificates
          ---------------------
          The Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates.

          Class AF-1 Certificate
          ----------------------
          Any   Certificate   executed   and   authenticated   by  the   Trustee
substantially in the form attached hereto as Exhibit A-1 and designated as a Class AF-1 Certificate.

          Class AF-2 Certificate
          ----------------------
          Any   Certificate   executed   and   authenticated   by  the   Trustee
substantially in the form attached hereto as Exhibit A-1 and designated as a Class AF-2 Certificate.

          Class AF-3 Certificate
          ----------------------
          Any   Certificate   executed   and   authenticated   by  the   Trustee
substantially in the form attached hereto as Exhibit A-1 and designated as a Class AF-3 Certificate.

          Class AF-4 Certificate
          ----------------------
          Any   Certificate   executed   and   authenticated   by  the   Trustee
substantially in the form attached hereto as Exhibit A-1 and designated as a Class AF-4 Certificate.

          Class AV-1 Certificates
          -----------------------
          Any   Certificate   executed   and   authenticated   by  the   Trustee
substantially in the form attached hereto as Exhibit A-2 and designated as a Class AV-1 Certificate.

          Class B Applied Realized Loss Amount
          ------------------------------------
          As to the Class B Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, but prior to the application of the Class B Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the Realized Loss Amount as of that Distribution Date.

          Class B Certificate
          -------------------
          Any   Certificate   executed   and   authenticated   by  the   Trustee
substantially in the form attached hereto as Exhibit A-4 and designated as a Class B Certificate.

          Class B Principal Distribution Amount
          -------------------------------------
          As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Guaranteed Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date), (ii) the Class Certificate Balance of the Class M-1
Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on that Distribution Date), and (iv) the Class Certificate Balance of the Class B Certificates immediately prior to that Distribution Date over (b) the lesser of (i) the product of (A) 91.00% and
(B) the Pool Principal  Balance as of the last day of the related Due Period and
(ii) the Pool Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Cut-off Date Pool Principal Balance.

          Class B Realized Loss Amortization Amount
          -----------------------------------------
          As to the Class B Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class B Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xii) of Section 4.02(d) for that Distribution Date.

          Class Certificate Balance
          -------------------------
          With respect to any Class of Offered Certificates and as to any Distribution Date, the aggregate of the Certificate Balances of all Certificates of such Class as of such date. The Class Certificate Balance of the Class R Certificates shall be zero.

          Class Interest Shortfall
          ------------------------
          As to any Distribution Date and any Class of Offered Certificates, the amount by which the amount described in the definition of Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date.

          Class M-1 Applied Realized Loss Amount
          --------------------------------------
          As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the excess of (i) the Realized Loss Amount as of that Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of that Distribution Date.

          Class M-1 Certificate
          ---------------------
          Any   Certificate   executed   and   authenticated   by  the   Trustee
substantially in the form attached hereto as Exhibit A-3 and designated as a Class M-1 Certificate.

          Class M-1 Principal Distribution Amount
          ---------------------------------------
          As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Guaranteed Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date) and (ii) the Class Certificate Balance of the Class M-1 Certificates immediately prior to that Distribution Date over (b) the lesser of
(i) the product of (A) 72.00% and (B) the Pool Principal Balance as of the last day of the related Due Period and (ii) the Pool Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Cut-off Date Pool Principal Balance.

          Class M-1 Realized Loss Amortization Amount
          -------------------------------------------
          As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (vi) of
Section 4.02(d) for that Distribution Date.

          Class M-2 Applied Realized Loss Amount
          --------------------------------------
          As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (a) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any, on that Distribution Date) and (b) the excess of (i) the Realized Loss Amount as of that Distribution Date over (ii) the Class B Applied Realized Loss Amount as of that Distribution Date.

          Class M-2 Certificate
          ---------------------
          Any   Certificate   executed   and   authenticated   by  the   Trustee
substantially in the form attached hereto as Exhibit A-3 and designated as a Class M-2 Certificate.

          Class M-2 Principal Distribution Amount
          ---------------------------------------
          As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the sum of (i) the sum of the Class Certificate Balances of the Guaranteed Certificates (after taking into account the payment of the Senior Principal Distribution Amount on that Distribution Date), (ii) the Class Certificate Balance of the Class M-1
Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date) and (iii) the Class Certificate Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (i) the product of (A) 83.50% and (B) the Pool Principal Balance as of the last day of the related Due Period and (ii) the Pool Principal Balance as of the last day of the related Due Period minus the product of (A) 0.50% and (B) the Cut-off Date Pool Principal Balance.

          Class M-2 Realized Loss Amortization Amount
          -------------------------------------------
          As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (a) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of that Distribution Date and (b) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (ix) of
Section 4.02(d) for that Distribution Date.

          Class R Certificates
          --------------------
          The certificates representing the single "residual interest" in each of REMIC 1 and REMIC 2, substantially in the form attached hereto as Exhibit B-1.

          Class Unpaid Interest Amounts
          -----------------------------
          As to any Distribution Date and any Class of Offered Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of Class Unpaid Interest Amounts distributed on such Class on prior Distribution Dates plus interest on such amount at the related Pass-Through Rate.

          Class X Certificate
          -------------------
          Any   Certificate   executed   and   authenticated   by  the   Trustee
substantially in the form attached hereto as Exhibit B-2 and designated as a Class X Certificate.

          Closing Date
          ------------
          November 7, 2002.

          Closing Place
          -------------
          The offices of Messrs. Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

          Code
          ----
          The Internal Revenue Code of 1986, including any successor or amendatory provisions.

          Collateral
          ----------
          The assets constituting the Loans, Mortgage Files and the Trust Fund, and any and all contractual, legal, equitable or other rights in connection therewith, and all proceeds thereof (but not including payments of interest and principal due and payable with respect to the Loans on or before the Cut-off
Date).

          Collateral Value
          ----------------
          With respect to any Loan, other than Refinance Loans, an amount equal to the lesser of (a) the appraised value of the related Mortgaged Property based on an appraisal obtained by the originator from an independent fee appraiser at the time of the origination of such Loan, and (b) if the Loan was originated either in connection with the acquisition of the Mortgaged Property by the borrower or within one year after acquisition of the Mortgaged Property by the borrower, the purchase price paid by such borrower for the Mortgaged Property. In the case of Refinance Loans, the Collateral Value is the appraised value of the Mortgaged Property based upon the appraisal obtained at the time of refinancing.

          Combined Loan-to-Value Ratio
          ----------------------------
          With respect to any Loan and as to any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Loan on the date of origination plus, in the case of a Second Lien Loan, the outstanding principal balance of the related first lien mortgage loan on the date of origination of such Second Lien Loan, and the denominator of which is the Collateral Value of the related Mortgaged Property.

          Corporate Trust Office
          ----------------------
          The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 4 New York Plaza, 6th Floor, New York, New York 10004 (Attention: Institutional Trust Services, Equity One 2002-5, facsimile number: 212-623-5930) and which is the address to which notices to and correspondence with the Trustee should be directed.

          Corresponding Class
          -------------------
          As defined in the Preliminary Statement.

          Counterparty
          ------------
          Wachovia Bank, National Association, a national banking association.

          Custodial Agreement
          -------------------
          As defined in Section 8.13.

          Custodian
          ---------
          As defined in Section 8.13.

          Cut-off Date
          ------------
          September 30, 2002

          Cut-off Date Group I Principal Balance
          --------------------------------------

          The aggregate of the Cut-off Date Principal Balances of the Group I Loans on the Cut-off Date ($345,012,987.34).

          Cut-off Date Group II Principal Balance
          ---------------------------------------
          The aggregate of the Cut-off Date Principal Balances of the Group II Loans on the Cut-off Date ($166,229,792.60).

          Cut-off Date Pool Principal Balance
          -----------------------------------
          The sum of the Cut-off Date Group I Principal Balance and the Cut-off Date Group II Principal Balance ($511,242,779.94).

          Cut-off Date Principal Balance
          ------------------------------
          As to any Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

          Debt Service Reduction
          ----------------------
          With respect to any Loan, a reduction in the Scheduled Payment for such Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation.

          Defective Loan
          --------------
          Any Loan which is required to be repurchased pursuant to Section 2.02 or 2.03.

          Deficiency Amount
          -----------------
          With respect to any Distribution Date, the sum of the (i) Guaranteed Interest Distribution Amount and (ii) Guaranteed Principal Distribution Amount.

          Deficient Valuation
          -------------------
          With respect to any Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation results from a proceeding initiated under the Bankruptcy Code.

          Definitive Certificates
          -----------------------
          Any Certificate issued in lieu of a Book-Entry Certificate pursuant to
Section 5.02(e).

          Deleted Loan
          ------------
          As defined in Section 2.03(c).

          Denomination
          ------------
          With respect to each Offered Certificate, Class X Certificate or Class R Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Percentage Interest."

          Depositor
          ---------
          Equity One ABS, Inc., a Delaware corporation, or its successor in interest.

          Depository
          ----------
          The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

          Depository Participant
          ----------------------
          A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date
          ------------------
          As to any Distribution Date, the 10th day of each month or, if such day is not a Business Day, the next preceding Business Day.

          Distribution Account
          --------------------
          The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "Distribution Account, JPMorgan Chase Bank, as trustee for the registered holders of Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2002-5." Funds in the Distribution Account shall be held uninvested in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Distribution Account Deposit Date
          ---------------------------------
          As to any Distribution Date, 9:00 a.m. New York City time on the Business Day immediately preceding such Distribution Date.

          Distribution Date
          -----------------
          The 25th day of each calendar month after the initial issuance of the Certificates, or if such day is not a Business Day, the next succeeding Business Day, commencing in November, 2002.

          Due Date
          --------
          With respect to any Loan, the date on which scheduled payments of interest and/or principal are due thereon, which date is a set day, but not necessarily the first day, of each month.

          Due Period
          ----------
          With respect to any Distribution Date, the calendar month prior to the month of such Distribution Date.

          Early Payment Default
          ---------------------
          With respect to any Loan, if such Loan (i) is in foreclosure, (ii) defaults on its first Monthly Payment following the Closing Date and remains contractually delinquent for sixty (60) days or more (assuming thirty (30) day months) or (iii) becomes contractually delinquent during the first six (6) months of the term thereof and remains delinquent for sixty (60) days or more (assuming thirty (30) day months).

          Eligible Account
          ----------------
          Any of (a) an account or accounts maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (b) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Guarantor and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or
(c) a trust account or accounts maintained with (i) the trust department of a federal or state chartered depository institution or (ii) a trust company, acting in its fiduciary capacity or (d) any other account acceptable to the Guarantor and each Rating Agency, as evidenced by a letter from the Guarantor and such Rating Agency to the Trustee, without reduction or withdrawal of the then current ratings of the Subordinate Certificates. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

          Equity One-Delaware
          -------------------
          Equity One, Inc., a Delaware corporation.

          Equity One-Minnesota
          --------------------
          Equity One, Inc., a Minnesota corporation.

          Equity One-New Hampshire
          ------------------------
          Equity One Consumer Loan Company, Inc., a New Hampshire corporation.

          Equity One-Pennsylvania
          -----------------------
          Equity One, Incorporated, a Pennsylvania corporation.

          ERISA
          -----
          The Employee Retirement Income Security Act of 1974, as amended.

          ERISA Qualifying Underwriting
          -----------------------------
          A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirement or other requirements that the securities or the investor must satisfy) of the Underwriter Exemption, or any substantially similar administrative exemption granted by the U.S. Department of Labor.

          ERISA-Restricted Certificate
          ----------------------------
          Any of the Class X Certificates or Class R Certificates; any Certificate of a Class that ceases to satisfy the applicable rating requirements of the Underwriter Exemption.

          Escrow Account
          --------------
          The Eligible Account or Eligible Accounts established and maintained by the Servicer pursuant to Section 3.06(a).

          Event of Default
          ----------------
          As defined in Section 7.01.

          Excess Proceeds
          ---------------
          With respect to any Liquidated Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Loan received in the calendar month in which such Loan became a Liquidated Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Loan pursuant to Section 3.08(a)(iii), exceeds (a) the unpaid principal balance of such Liquidated Loan as of the Due Date in the calendar month in which such Loan became a Liquidated Loan plus (b) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the calendar month in which such Loan became a Liquidated Loan.

          Expense Rate
          ------------
          As to each Loan, the sum of the Servicing Fee Rate, the Trustee Fee Rate and a fraction expressed as a percentage, the numerator of which is the product of (a) the rate at which the Guarantor's Monthly Fee accrues and (b) the aggregate Class Certificate Balance of the Guaranteed Certificates, and the denominator of which is the Pool Principal Balance.

          Extra Principal Distribution Amount
          -----------------------------------
          As of any Distribution Date, the lesser of (a) the Monthly Excess Interest Amount for that Distribution Date and (b) the Overcollateralization Deficiency for that Distribution Date.

          FDIC
          ----
          The Federal Deposit Insurance Corporation, or any successor thereto.

          FIRREA
          ------
          The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

          Fitch
          -----
          Fitch Ratings or any successor thereto. For purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Backed Securities Group, or such other address as Fitch may hereafter furnish to the Depositor or the Servicer.

          FNMA
          ----
          Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Freddie Mac
          -----------
          The   Federal   Home   Loan   Mortgage   Corporation,    a   corporate
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Group
          -----
          Either the Group I Loans or the Group II Loans, as the case may be.

          Group I Loans
          -------------
          The mortgage loans identified as such on the Loan Schedule.

          Group I Principal Percentage
          ----------------------------
          With respect to any Distribution Date and the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including the principal component of any Advances made by the Servicer) on the Group I Loans during the related Due Period, and the denominator of which is the amount of principal collections (including the principal component of any Advances made by the Servicer) on the Loans during the related Due Period.

          Group II Loans
          --------------
          The mortgage loans identified as such on the Loan Schedule.

          Group II Principal Percentage
          -----------------------------
          With respect to any Distribution Date and the Class AV-1 Certificates, the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including the principal component of any Advances made by the Servicer) on the Group II Loans during the related Due Period, and the denominator of which is the amount of principal collections (including the principal component of any Advances made by the Servicer) on the Loans during the related Due Period.

          Group Principal Balance
          -----------------------
          With respect to any Distribution Date and either the Group I Loans or the Group II Loans, the aggregate of the Stated Principal Balances of the Loans in such Group that were Outstanding Loans (including Loans in foreclosure and REO Properties) on their Due Dates in the related Due Period.

          Guarantee
          ---------
          The obligations of the Guarantor pursuant to Section 3A.01(a).

          Guaranteed Certificates
          -----------------------
          The Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates.

          Guaranteed Interest Distribution Amount
          ---------------------------------------
          With respect to any Distribution Date and the Guaranteed Certificates, the amount, if any, after giving effect to the distributions made with respect to such Guaranteed Certificates pursuant to Section 4.02(a) and Section 4.02(g) hereof, by which (a) the sum of (i) the Interest Distribution Amounts and Class Unpaid Interest Amounts payable to the Guaranteed Certificates for such Distribution Date and (ii) the Net Prepayment Interest Shortfalls and Relief Act Reductions allocated to the Guaranteed Certificates for such Distribution Date exceeds (b) the amount of interest actually paid to the Holders of the Guaranteed Certificates on such Distribution Date. The Guaranteed Interest Distribution Amount does not include payments of Net WAC Cap Carryover.

          Guaranteed Principal Distribution Amount
          ----------------------------------------
          With respect to any Distribution Date and the Guaranteed Certificates,
(a) the amount, if any, by which (i) the aggregate Class Certificate Balance of the Guaranteed Certificates (after giving effect to all amounts distributable and allocable to principal on such Guaranteed Certificates but prior to giving effect to any Guarantor Payment on such Distribution Date) exceeds (ii) the Pool Principal Balance (after giving effect to the principal portion of Scheduled Payments due during the related Due Period, to the extent paid by the Mortgagor or paid through an Advance, or through Principal Prepayments), plus (b) on the Last Scheduled Distribution Date, any unpaid Class Certificate Balance of the Guaranteed Certificates.

          Guarantor
          ---------
          Freddie Mac, or its successor in interest.

          Guarantor Default
          -----------------
          Either (a) a continuance of any failure by the Guarantor to pay Guaranteed Interest Distribution Amounts or Guaranteed Principal Distribution Amounts, unless such failure was caused by or resulted from a breach of the terms of this Agreement by any party hereto other than the Guarantor or (b) the existence of a proceeding in bankruptcy by or against the Guarantor.

          Guarantor Payment
          -----------------
          Any payment made by the Guarantor in respect of a Deficiency Amount.

          Guarantor Reimbursements
          ------------------------
          With respect to any Distribution Date the sum of (i) any accrued but unpaid Guarantor's Monthly Fees for all prior Distribution Dates, (ii) all amounts paid by the Guarantor in respect of Deficiency Amounts for all prior Distribution Dates to the extent not previously reimbursed, with interest thereon at a rate equal to the Prime Rate plus 2.00%, and (iii) any amounts due and owing to the Guarantor by the Trust Fund pursuant to Section 6.03 hereof.

          Guarantor's Monthly Fee
          -----------------------
          The fee payable to the Guarantor on each Distribution Date in an amount equal to the product of the per annum rate specified in that certain letter from the Guarantor to the Depositor, the Sellers and the Trustee and the aggregate Class Certificate Balance of the Guaranteed Certificates on each Distribution Date (prior to giving effect to any distributions of principal to be made to the Guaranteed Certificates on such Distribution Date) computed on the basis of a 360 day year and the actual number of days elapsed in the related Due Period.

          Indirect Participant
          --------------------
          A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

          Information Circular
          --------------------
          The information circular, dated October 18, 2002, relating to the offer of the Guaranteed Certificates.

          Initial Certificate Account Deposit
          -----------------------------------
          As defined in Section 2.01(a).

          Insurance Policy
          ----------------
          With respect to any Loan included in the Trust Fund, any insurance policy, and including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds
          ------------------
          Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          Insured Expenses
          ----------------
          Expenses covered by an Insurance Policy.

          Interest Accrual Period
          -----------------------
          With respect to the Class AF-1 and Class AV-1 Certificates, and any Distribution Date, the period commencing on the Distribution Date in the calendar month prior to the month of such Distribution Date (or on the Closing Date with respect to the first Distribution Date) and ending on the day preceding such Distribution Date. With respect to the Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2 and Class B Certificates and any Distribution Date, the calendar month preceding the month of such Distribution Date.

          Interest Distribution Amount
          ----------------------------
          With respect to any Distribution Date and each Class of the Offered Certificates, the amount of interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Certificate Balance, reduced by such Class' pro rata share of the amount of (a) Net Prepayment Interest Shortfalls and (b) Relief Act Reductions incurred on the Loans during the related Due Period (each such Class' pro rata share to be based on the amount of interest to which such Class would have been entitled notwithstanding such Net Prepayment Interest Shortfalls and Relief Act Reductions).

          Interest Remittance Amount
          --------------------------
          As of any Distribution Date, the sum, without duplication, of (a) the interest portion of each Scheduled Payment due on each Loan on such Loan's Due Date in the related Due Period and received by the Servicer on or prior to the related Determination Date, including any Advances with respect thereto, (b) the portion of any Substitution Adjustment Amount or payment in connection with any repurchase of a Defective Loan allocable to interest received with respect to such Distribution Date, (c) with respect to each Loan that became a Liquidated Loan during the related Due Period, the amount of Liquidation Proceeds allocable to interest received during the related Due Period with respect to such Liquidated Loan, and (d) on the Distribution Date on which the Trust Fund is to be terminated in accordance with Section 9.01 hereof, that portion of the Termination Price allocable to interest.

          Investment Letter
          -----------------
          As defined in Section 5.02(b).

          Latest Possible Maturity Date
          -----------------------------
          The Distribution Date following the third anniversary of the scheduled maturity date of the Loan having the latest scheduled maturity date as of the Cut-off Date.

          Last Scheduled Distribution Date
          --------------------------------
          The Distribution Date in November 2032.

          LIBOR
          -----
          As of any LIBOR Determination Date, the rate determined by the Trustee on the basis of the "Interest Settlement Rate" for U.S. dollar deposits of one-month maturity set by the BBA as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date. With respect to any LIBOR Determination Date, if the BBA's Interest Settlement Rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on such date, or if Telerate Page 3750 is not available on such date, the Trustee will obtain such from Reuters Monitor Money Rates Service page "LIBOR01" or Bloomberg L.P. page "BBAM." If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Trustee, with the Guarantor's consent, will designate an alternative index that has performed, or that the Trustee expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate.

          LIBOR Determination Date
          ------------------------
          With respect to any Interest Accrual Period for the Class AF-1 and Class AV-1 Certificates, the second London business day preceding the commencement of such Interest Accrual Period. For purposes of determining LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

          Liquidated Loan
          ---------------
          With respect to any Distribution Date, a defaulted Loan (including any REO Property) that was liquidated in a calendar month preceding the month of such Distribution Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Loan, including the final disposition of an REO Property.

          Liquidation Proceeds
          --------------------
          Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the Servicing Amount applicable to such defaulted Loans.

          Loans
          -----
          The mortgage loans identified on the Loan Schedule.

          Loan Data Remittance Date
          -------------------------
          With respect to any Determination Date, four (4) Business Days following such Determination Date, or if such day is not a Business Day, the next succeeding Business Day, but no later than eight (8) Business Days prior to the Distribution Date.

          Loan Data Remittance Report
          ---------------------------
          As defined in Section 4.05.

          Loan Schedule
          -------------
          As of any date, the list of Group I Loans and Group II Loans included in the Trust Fund on such date, attached hereto as Schedule I (as from time to time amended by the Servicer to reflect the addition of Substitute Loans and the deletion of Deleted Loans pursuant to the provisions of this Agreement), setting forth the following information with respect to each Loan:

          (a) the name of the Mortgagor and the Seller's Loan identifying number;

          (b)  the state and zip code of the Mortgaged Property;

          (c) the type of residential dwelling constituting the Mortgaged Property;

          (d) the occupancy status (as represented by the borrower) of the Mortgaged Property at origination;

          (e)  the original months to maturity;

          (f)  the date of origination;

          (g)  the first Due Date;

          (h)  the stated maturity date;

          (i)  the stated remaining months to maturity as of the Cut-off Date;

          (j)  the original principal balance of the Loan;

          (k)  the Stated Principal Balance of the Loan as of the Cut-off Date;

          (l)  whether such Loan is a Balloon Loan (if such Loan is a fixed rate
               Loan);

          (m)  the current Mortgage Rate of the Loan as of the Cut-off Date;

          (n) the current principal and interest payment due on the Loan as of the Cut-off Date;

          (o)  the interest "paid to date" on the Loan as of the Cut-off Date;

          (p)  the Combined Loan-to-Value Ratio at origination;

          (q)  the delinquency status of the Loan as of the Cut-off Date;

          (r)  the Seller's credit grade assigned to such Loan;

          (s) the index that is associated with such Loan (if such Loan is an adjustable rate Loan);

          (t)  the gross margin (if such Loan is an adjustable rate Loan);

          (u) the periodic rate cap for the initial adjustment date (if such Loan is an adjustable rate Loan);

          (v)  the minimum  mortgage  rate (if such Loan is an  adjustable  rate
               Loan);

          (w)  the maximum  mortgage  rate (if such Loan is an  adjustable  rate
               Loan);

          (x) the periodic rate cap for each adjustment date after the initial adjustment date (if such Loan is an adjustable rate Loan);

          (y) the first adjustment date immediately following the applicable Cut-off Date (if such Loan is an adjustable rate Loan);

          (z)  the rate adjustment frequency (if such Loan is an adjustable rate
               Loan);

          (aa) the purpose of such Loan (i.e., purchase, cash out refinance or rate/term refinance);

          (bb) whether such Loan is covered by a Primary Mortgage Insurance Policy;

          (cc) the credit score (FICO) of such Loan;

          (dd) the number of units;

          (ee) the lien position of the Loan;

          (ff) the documentation type of the Loan; and

          (gg) the number of months the related prepayment penalty, if any, is in effect.

          Majority in Interest
          --------------------
          As to each Class of Offered Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

          MERS (R)
          --------
          Mortgage Electronic Registration Systems, Inc., or its successors in interest.

          MERS (R) System
          ---------------

          That certain electronic registry system maintained by MERSCORP, Inc., or its successors in interest.

          MOM Loan
          --------
          Any Loan as to which MERS (R) is acting as mortgagee solely as nominee for the originator of such Loan and its successors and assigns.

          MIN
          ---
          The Mortgage Identification Number assigned by MERS (R) to a MOM Loan.

          Monthly Excess Cashflow Amount
          ------------------------------
          The sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Offered Certificates.

          Monthly Excess Interest Amount
          ------------------------------
          As to any Distribution Date, an amount equal to any Interest Remittance Amount remaining after the distributions set forth in clauses (i) through (viii) of Section 4.02(a).

          Monthly Payment
          ---------------
          With respect to any Loan, the Scheduled Payment, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer as may be permitted pursuant to Section 3.01; and (c) on the assumption that all other amounts, if any, due under such Loan are paid when due.

          Monthly Statement
          -----------------
          The statement prepared by the Trustee pursuant to Section 4.03.

          Moody's
          -------
          Moody's Investors Service, Inc., or any successor thereto. For purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Mortgage Monitoring Department, or such other address as Moody's may hereafter furnish to the Depositor or the Servicer.

          Mortgage
          --------
          The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          Mortgaged Property
          ------------------
          The underlying property securing a Loan.

          Mortgage File
          -------------
          The mortgage documents listed in Section 2.01 hereof pertaining to a particular Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loan Sample
          --------------------
          As defined in Section 3.07(d).

          Mortgage Note
          -------------
          The  original   executed  note  or  other  evidence  of   indebtedness
evidencing the indebtedness of a Mortgagor under a Loan, together with any amendment or modification thereto.

          Mortgage Rate
          -------------
          The annual rate of interest borne by a Mortgage Note as set forth therein.

          Mortgagor
          ---------
          The obligor(s) on a Mortgage Note.

          Net Prepayment Interest Shortfalls
          ----------------------------------
          As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Due Period exceeds an amount equal to the aggregate Servicing Fee for such Distribution Date before reduction of the Servicing Fee in respect of such Prepayment Interest Shortfalls.

          Net WAC Cap
          -----------
          As to any Distribution Date, the per annum rate equal to: (a) with respect to the Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2 and Class B Certificates, the weighted average Adjusted Net Mortgage Rate of the Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Loans as of the first day of the related Due Period (calculated on the basis of a 360-day year made up of twelve 30-day months); (b) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Loans as of the first day of the Due Period relating to that Distribution Date, weighted on the basis of the aggregate principal balance of the Loans as of the first day of the related Due Period (calculated on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period) and (c) with respect to the Class AV-1 Certificates, the sum of (i) the Net WAC Cap for the Class AF-1 Certificates and (ii) a fraction (expressed as a percentage) (A) the numerator of which is the lesser of (x) the product of the excess, if any, of the weighted average Adjusted Net Mortgage Rate of the Group II Loans over the Net WAC Cap for the Class AF-1 Certificates and the Class Certificate Balances of the Class AV-1 Certificates (prior to the distribution of any principal on that Distribution Date) and (y) the sum of (1) the product of the excess, if any, of the Net WAC Cap for the other classes of Offered Certificates over the weighted average of the Pass-Through Rates of the Certificates (other than the Class AV-1 and Class X Certificates) (weighted on the basis of their respective Class Certificate Balances prior to the distribution of any principal on that Distribution Date) and the aggregate Class Certificate Balance of the Certificates (other than the Class AV-1 and Class X Certificates) and (2) the product of the Net WAC Cap for the Class AF-1 Certificates and the Overcollateralization Amount for that Distribution Date (adjusted to account for the actual number of days in the Interest Accrual Period) and (B) the denominator of which is the Class Certificate Balance of the Class AV-1 Certificates.

          Net WAC Cap Account
          -------------------
          The account established and maintained pursuant to Section 3A.03.

          Net WAC Cap Carryover
          ---------------------

          With respect to the Class AF-1 Certificates, Class AV-1 Certificates and any Distribution Date, the sum of (a) the excess, if any, of the Interest Distribution Amount for such Class for such Distribution Date, calculated at its Pass-Through Rate (without regard to the applicable Net WAC Cap) (subject to a maximum rate of 14.00% with respect to the Class AV-1 Certificates and a maximum rate of 10.00% with respect to the Class AF-1 Certificates), over the actual Interest Distribution Amount for such Class for such Distribution Date, and (b) any related Net WAC Cap Carryover remaining unpaid from prior Distribution Dates, together with one month of interest accrued thereon at its Pass-Through Rate (without regard to the applicable Net WAC Cap).

          Net WAC Cap Deposit Amount
          --------------------------
          As to any Distribution Date, an amount equal to the sum of (a) the aggregate Net WAC Cap Carryover for such Distribution Date plus (b) the amount, if any, needed to increase the aggregate amount on deposit in the Net WAC Cap Account (after giving effect to all payments to be made pursuant to Section 4.02(f)) to $10,000.

          Net WAC Rate
          ------------
          As to any Distribution Date, a rate equal to the weighted average of the Adjusted Net Mortgage Rates of all Outstanding Loans, such weighted average to be calculated based on the principal balances of such Outstanding Loans as of the first day of the related Interest Accrual Period on the basis of either (a) a 360-day year and the actual number of days elapsed in the related Interest Accrual Period or (b) a 360-day year made up of twelve 30-day months, as applicable.

          Nonrecoverable Advance
          ----------------------
          Any portion of an Advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Notice of Final Distribution
          ----------------------------
          The notice to be provided pursuant to Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          Offered Certificates
          --------------------
          The certificates representing "regular interests" in REMIC 2, which are designated as the Guaranteed Certificates and the Subordinate Certificates.

          Officer's Certificate
          ---------------------
          A certificate (a) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Servicer, or (b), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

          Opinion of Counsel
          ------------------
          A written opinion of counsel, who may be counsel for the Depositor or the Servicer, including, in-house counsel, reasonably acceptable to the Trustee and Guarantor; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (a) in fact be independent of the Depositor and the Servicer, (b) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either, and (c) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Termination Date
          -------------------------
          The first Distribution Date following the date on which the Optional Termination may be exercised by the Servicer.

          Optional Termination
          --------------------
          The termination of the trust created hereunder in connection with the purchase of the Loans pursuant to Section 9.01(a) hereof.

          Original Loan
          -------------
          The mortgage loan refinanced in connection with the origination of a Refinance Loan.

          OTS
          ---
          The Office of Thrift Supervision.

          Outstanding
          -----------
          With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except
(a) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and (b) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Loan
          ----------------
          As of any Due Date, a Loan with a Stated Principal Balance greater than zero, which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Loan prior to such Due Date.

          Overcollateralization Amount
          ----------------------------
          As of any Distribution Date, the excess, if any, of (a) the Pool Principal Balance as of the last day of the immediately preceding Due Period over (b) the aggregate Class Certificate Balance of all Classes of Offered Certificates (after taking into account all distributions of principal on that Distribution Date).

          Overcollateralization Deficiency
          --------------------------------
          As of any Distribution Date, the excess, if any, of (a) the Targeted Overcollateralization Amount for that Distribution Date over (b) the Overcollateralization Amount for that Distribution Date, calculated for this purpose after taking into account the reduction on that Distribution Date of the Class Certificate Balances of all Classes of Offered Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on that Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on that Distribution Date.

          Overcollateralization Release Amount
          ------------------------------------
          With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (a) the Principal Remittance Amount for that Distribution Date and (b) the excess, if any, of (i) the Overcollateralization Amount for that Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on that Distribution Date, over (ii) the Targeted Overcollateralization Amount for that Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

          Ownership Interest
          ------------------

          As to any Class R Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Pass-Through Rate
          -----------------
          With respect to each Class of Certificates, as set forth in the Preliminary Statement.

          Paying Agent
          ------------
          JPMorgan Chase Bank and its successors and, if a successor paying agent is appointed hereunder, such successor.

          Percentage Interest
          -------------------
          As to any Offered Certificate, the percentage interest evidenced thereby in distributions required to be made to such Offered Certificate, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class. With respect to the Class X Certificates and the Class R Certificates, the "Percentage Interest" specified on the face thereof.

          Permitted Investments
          ---------------------
          (a) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;
(b) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the Subordinate Certificates, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Subordinate Certificates, by each such Rating Agency; (c) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each such Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Subordinate Certificates, by each such Rating Agency; (d) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated the highest long-term and one of the two highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Subordinate Certificates, by any such Rating Agency; (e) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC; (f) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Subordinate Certificates by any such Rating Agency; (g) repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (d) above; (h) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest long term rating and one of the two highest short term ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Subordinate Certificates, by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating

Agency; and (i) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency and Guarantor as will not result in the downgrading or withdrawal of the rating then assigned to the Subordinate Certificates by any Rating Agency, as evidenced by a signed writing to such effect delivered by each such Rating Agency and the Guarantor; provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

          Permitted Transferee
          --------------------
          Any person other than (a) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing,
(b) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (c) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Class R Certificate, (d) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (e) a Person that is not (i) a citizen or resident of the United States, (ii) a corporation or partnership (or other entity properly treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have authority to control all substantial decisions of the trust, unless such Person listed in clause (i), (ii), (iii) or
(iv) above has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI and (f) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause any REMIC hereunder to fail to qualify as one or more REMICs at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          Person
          ------
          Any individual,  corporation,  partnership, limited liability company,
joint  venture,   association,   joint-stock  company,   trust,   unincorporated
organization or government, or any agency or political subdivision thereof.

          Plan
          ----
          As defined in Section 5.02(b)

          Pool Principal Balance
          ----------------------
          With respect to any Distribution Date, the sum of the Group Principal Balances for the Group I Loans and the Group II Loans.

          Popular Financial
          -----------------
          Popular Financial Services, LLC, a Delaware limited liability company.

          Prepayment Interest Excess
          --------------------------
          As to any Principal Prepayment on a Loan received by the Servicer subsequent to its Due Date in the related Prepayment Period, all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment that are intended to cover the period on and after the Due Date. All Prepayment Interest Excess shall be paid to the Servicer as additional servicing compensation.

          Prepayment Interest Shortfall
          -----------------------------
          As to any Distribution Date and any Principal Prepayment on a Loan received by the Servicer on or before its Due Date in the related Prepayment Period, the amount, if any, by which one month's interest at the related Adjusted Mortgage Rate on such Principal Prepayment, exceeds the amount of interest paid in connection with such Principal Prepayment.

          Prepayment Period
          -----------------
          With respect to any Distribution Date, the calendar month prior to the month of such Distribution Date.

          Primary Mortgage Insurance Policy
          ---------------------------------
          Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Loan.

          Prime Rate
          ----------
          The prime rate of United States money center commercial banks as published in The Wall Street Journal.

          Principal Distribution Amount
          -----------------------------
          As of any Distribution Date, the sum of (a) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any) and (b) the Extra Principal Distribution Amount, if any.

          Principal Prepayment
          --------------------
          Any payment of principal by a Mortgagor on a Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Servicer in accordance with the terms of the related Mortgage Note.

          Principal Prepayment in Full
          ----------------------------
          Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Loan.

          Principal Remittance Amount
          ---------------------------
          As to any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment due on each Loan on such Loan's Due Date in the related Due Period and received by the Servicer on or prior to the related Determination Date, including any Advances with respect thereto, (b) the Stated Principal Balance of each Loan that was repurchased by a Seller or the Servicer pursuant to this Agreement as of such Distribution Date, (c) the portion of any Substitution Adjustment Amount allocable to principal received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Loans that are not yet Liquidated Loans received during the related Due Period, (e) with respect to each Loan that became a Liquidated Loan during the related Due Period, the amount of Liquidation Proceeds allocable to principal received during the related Due Period with respect to such Liquidated Loan, (f) all Principal Prepayments on Loans received during the related Prepayment Period and (g) on the Distribution Date on which the Trust Fund is to be terminated in accordance with Section 9.01 hereof, that portion of the Termination Price allocable to principal.

          Purchase Price
          --------------

          With respect to any Loan required to be repurchased by a Seller pursuant to Section 2.02 or 2.03 hereof or purchased at the option of the Servicer pursuant to Section 3.11 hereof, an amount equal to the sum of (a) 100% of the Stated Principal Balance of the Loan on the date of such purchase, and
(b) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Servicer or (y) the purchaser is a Seller and Equity One-Delaware is the Servicer) from the date through which interest was last paid by the Mortgagor or advanced (and not reimbursed) by the Servicer to the Determination Date in the month in which the Purchase Price is to be distributed to Certificateholders.

          PTCE 95-60
          ----------
          As defined in Section 5.02(b).

          Purchase Agreement
          ------------------
          That certain Purchase Agreement by and between the Depositor and the Guarantor, dated November 7, 2002, pursuant to which the Depositor will sell the Guaranteed Certificates to the Guarantor.

          Rating Agency
          -------------
          Moody's, S&P and Fitch. If any of these organizations or a successor thereof is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor and acceptable to Guarantor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

          Realized Loss Amount
          --------------------
          With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Class Certificate Balances of the Offered Certificates (after giving effect to all distributions on such Distribution Date) over (b) the Pool Principal Balance at the end of the related Due Period.

          Realized Losses
          ---------------
          With respect to any Distribution Date, the sum of (a) the aggregate amount, if any, by which (i) the outstanding principal balance of each Loan that became a Liquidated Loan during the related Due Period (such principal balance determined immediately before such Loan became a Liquidated Loan) exceeds (ii) the Liquidation Proceeds allocable to principal received during the related Due Period in connection with the liquidation of such Loan which have not theretofore been used to reduce the Stated Principal Balance of such Loan, and
(b) any Deficient Valuations.

          Realized Loss Amortization Amount
          ---------------------------------
          With respect to (a) the Class M-1 Certificates, the Class M-1 Realized Loss Amortization Amount, (b) the Class M-2 Certificates, the Class M-2 Realized Loss Amortization Amount and (c) the Class B Certificates, the Class B Realized Loss Amortization Amount.

          Record Date
          -----------
          With respect to the Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2 and Class B Certificates and any Distribution Date, the close of business on the last Business Day of the calendar month immediately preceding such Distribution Date (or the Closing Date with respect to the first Distribution Date). With respect to the Class AF-1 and Class AV-1 Certificates and any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

          Refinance Loan
          --------------
          Any Loan originated for the purpose of refinancing an existing mortgage loan.

          Regular Certificates
          --------------------
          The Offered Certificates and the Class X Certificates.

          Relief Act
          ----------
          The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          Relief Act Reductions
          ---------------------
          With respect to any Distribution Date and any Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (a) interest collectible on such Loan for the most recently ended calendar month is less than (b) interest accrued thereon for such month pursuant to the Mortgage Note without taking into account the application of the Relief Act.

          REMIC
          -----
          A "real  estate  mortgage  investment  conduit"  within the meaning of section 860D of the Code.

          REMIC 1
          -------
          As defined in the Preliminary Statement.

          REMIC 2
          -------
          As defined in the Preliminary Statement.

          REMIC 1 Accretion Directed Classes
          ----------------------------------
          As defined in the Preliminary Statement.

          REMIC 1 Accrual Class
          ---------------------
          As defined in the Preliminary Statement.

          REMIC Change of Law
          -------------------
          Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

          REMIC Provisions
          ----------------
          Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

          REO Property
          ------------
          A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Loan.

          Request for Release
          -------------------
          The Request for Release submitted by the Servicer to the Trustee, substantially in the form of Exhibit J.

          Required Insurance Policy
          -------------------------
          With respect to any Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

          Reserve Fund
          ------------
          The account  established  and  maintained  by the Trustee  pursuant to
Section 3A.02.

          Responsible Officer
          -------------------
          When used with respect to the Trustee, any officer assigned to the Corporate Trust Division of the Trustee (or any successor thereto), including any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

          Rule 144A Letter
          ----------------
          As defined in Section 5.02(b).

          Scheduled Payment
          -----------------
          The scheduled monthly payment on a Loan due on any Due Date allocable to principal and/or interest on such Loan.

          Second Lien Loan
          ----------------
          Any Loan secured by a mortgage that is second in lien priority.

          Securities Act
          --------------
          The Securities Act of 1933, as amended.

          Sellers
          -------
          Collectively, the following entities, their successors and assigns, each in its capacity as a Seller of the Loans to the Depositor: Equity One-Delaware; Equity One-Minnesota; Equity One-New Hampshire; Equity One-Pennsylvania; and Popular Financial.

          Senior Enhancement Percentage
          -----------------------------
          With respect to any Distribution Date, the percentage obtained by dividing (a) the sum of (i) the aggregate Class Certificate Balance of the Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account the distribution of the Principal Distribution Amount on that Distribution Date by (b) the Pool Principal Balance as of the last day of the related Due Period.

          Senior Principal Distribution Amount
          ------------------------------------
          As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the lesser of (a) the Principal Distribution Amount and (b) the excess of (i) the sum of the Class Certificate Balances of the Guaranteed Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of (1) 58.00% and (2) the Pool Principal Balance as of the last day of the related Due Period and (B) the Pool Principal Balance as of the last day of the related Due Period minus the product of (1) 0.50% and (2) the Cut-off Date Pool Principal Balance.

          Senior Specified Enhancement Percentage
          ---------------------------------------
          As of any date of determination thereof, 42.00%.

          Servicer
          --------
          Equity One, Inc., a Delaware corporation, and its successors and assigns, in its capacity as servicer hereunder.

          Servicer Advance Date
          ---------------------

          As to any Distribution Date, the 18th day of the month in which such Distribution Date occurs, or if such day is not a Business Day, the next succeeding Business Day.

          Servicing Advances
          ------------------
          All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of a Mortgaged Property, (b) the foreclosure, trustee's sale, or other liquidation of any Mortgage or Mortgaged Property, (c) any expenses reimbursable to the Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (d) the management and liquidation of any REO Property, (e) compliance with the obligations described in Section 3.06 and (f) any payments made by the Servicer pursuant to
Section 3.09.

          Servicing Amount
          ----------------
          The sum of (a) the Servicing Fee, (b) unreimbursed Advances and (c) unreimbursed Servicing Advances.

          Servicing Audit
          ---------------
          A physical visit by the Guarantor to the Servicer's chief executive office during the Servicer's regular business hours for the purpose of reviewing and auditing its Servicing Practice.

          Servicing Fee
          -------------
          As to each Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Loan and equal to one-twelfth of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Loan on such Due Date), subject to reduction as provided in Section 3.13.

          Servicing Fee Rate
          ------------------
          With respect to each Loan, 0.50% per annum.

          Servicing Officer
          -----------------
          Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          Servicing Practice
          ------------------
          The  Servicer's  practices  with  respect  to  collections,   property
assessment, workouts, foreclosures, loss mitigation and management of REO Properties.

          S&P
          ---
          Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. For purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's Ratings Services, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Residential Mortgage Surveillance, or such other address as S&P may hereafter furnish to the Depositor and the Servicer.

          Startup Day
          -----------
          The Closing Date.

          Stated Principal Balance
          ------------------------

          As to any Loan, the unpaid principal balance of such Loan as of its most recent Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

          Stepdown Date
          -------------
          The earlier to occur of (a) the Distribution Date on which the aggregate Class Certificate Balance of the Guaranteed Certificates is reduced to zero or (b) the later to occur of (i) the Distribution Date in November 2005 (the 37th Distribution Date) or (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

          Subordinate Certificates
          ------------------------
          The Class M-1, Class M-2 and Class B Certificates.

          Subservicer
          -----------
          Any person to whom the Servicer has contracted for the servicing of all or a portion of the Loans pursuant to Section 3.02.

          Substitute Loan
          ---------------
          A Loan substituted by a Seller for a Deleted Loan(s) which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit J, (a) have a Stated Principal Balance not in excess of, and not more than 10% less than, the Stated Principal Balance(s) of the Deleted Loans (such Stated Principal Balances to be measured as of the respective Due Dates in the month of substitution); (b) have an interest rate that is determined in the same manner as that of the Deleted Loans(s); (c) have a Mortgage Rate not lower than, and not more than 1% per annum higher than, that of the Deleted Loan(s); (d) have a Combined Loan-to-Value Ratio not higher than that of the Deleted Loan(s); (e) have a debt to income ratio not higher than that of the Deleted Loan(s); (f) have been originated pursuant to the same underwriting standards as the Deleted Loan(s); (g) have a remaining term to maturity not greater than, and not more than one year less than, that of the Deleted Loan(s); (h) if originated on or after October 1, 2002, not have been originated in the State of Georgia; and (i) comply, as of the date of substitution, with each representation and warranty set forth or referred to in
Section 2.03.

          Substitution Adjustment Amount
          ------------------------------
          The meaning ascribed to such term pursuant to Section 2.03.

          Targeted Overcollateralization Amount
          -------------------------------------
          As of any Distribution Date, (a) prior to the Stepdown Date, 4.50% of the Cut-off Date Pool Principal Balance and (b) on and after the Stepdown Date, the lesser of (i) 4.50% of the Cut-off Date Pool Principal Balance and (ii) the greater of (A) 9.00% of the Pool Principal Balance as of the last day of the related Due Period and (B) 0.50% of the Cut-off Date Pool Principal Balance.

          Tax Matters Person
          ------------------
          The person designated as "tax matters person" in the manner provided under Treasury regulation ss.1.860F-4(d) and temporary Treasury regulation ss.301.6231(a)(7)-1T. Initially, the Tax Matters Person shall be the Trustee.

          Tax Matters Person Certificate
          ------------------------------
          The Class R Certificate with a Denomination of .00001%.

          Termination Price
          -----------------
          As defined in Section 9.01.

          Transfer
          --------
          Any direct or indirect transfer or sale of any Ownership Interest in a Class R Certificate.

          Transfer Affidavit
          ------------------
          As defined in Section 5.02(c).

          Transferor Certificate
          ----------------------
          As defined in Section 5.02(b).

          Trigger Event
          -------------
          With respect to any Distribution Date, if (a) the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 40.00% of the Senior Enhancement Percentage; provided, that if the Class Certificate Balance of the Guaranteed Certificates has been reduced to zero, a Trigger Event will have occurred if the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 16.80% or (b) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the Cut-off Date Pool Principal Balance exceeds the applicable percentages set forth below with respect to that Distribution Date:

----------------------------------------- -----------------------------------
     Distribution Date Occurring In                   Percentage
----------------------------------------- -----------------------------------
      November 2005 - October 2006                      3.50%
----------------------------------------- -----------------------------------
      November 2006 - October 2007                      4.25%
----------------------------------------- -----------------------------------
      November 2007 - October 2008                      4.75%
----------------------------------------- -----------------------------------
      November 2008 and thereafter                      5.25%
----------------------------------------- -----------------------------------

          Trust Fund
          ----------
          The corpus of the trust created hereunder consisting of (a) the Loans and all interest and principal received, or receivable, on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof and all interest and principal payments on such Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter; (b) the Certificate Account, the Distribution Account, the Net WAC Cap Account, the Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (c) property that secured a Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (d) the Yield Maintenance Agreement; (e) the Guarantee and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

          Trustee
          -------
          JPMorgan Chase Bank and its successors and, if a successor trustee is appointed hereunder, such successor.

          Trustee Fee
          -----------
          As to any  Distribution  Date, an amount equal to  one-twelfth  of the
Trustee  Fee  Rate  multiplied  by  the  Pool  Principal   Balance  as  of  such
Distribution Date.

          Trustee Fee Rate
          ----------------
          With respect to each Loan, 0.02% per annum.

          Trustee Permitted Withdrawal Amount
          -----------------------------------

          Means an aggregate amount not to exceed (a) with respect to costs associated with the transitioning of servicing, $50,000 per servicing transition event and (b) with respect to amounts (other than the Trustee Fee) which are payable to the Trustee pursuant to Section 8.05 hereof, $100,000 per annum.

          Trustee Remittance Report
          -------------------------
          As defined in Section 4.06.

          Trustee Reporting Date
          ----------------------
          With respect to each Distribution Date, the fifth (5th) Business Day immediately preceding such Distribution Date, or if such day is not a Business Day, the next succeeding Business Day.

          Unpaid Realized Loss Amount
          ---------------------------
          For any Class of Subordinate Certificates and as to any Distribution Date, the excess of (a) the cumulative amount of Applied Realized Loss Amounts with respect to that Class for all prior Distribution Dates over (b) the cumulative amount of Realized Loss Amortization Amounts with respect to that Class for all prior Distribution Dates.

          Underwriter Exemption
          ---------------------
          Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (2000), as amended (or any successor thereto).

          Voting Rights
          -------------
          The portion of the voting rights of all of the Certificates, which is allocated to any Certificate. With respect to any date of determination, the Offered Certificates shall be allocated 100% of all Voting Rights. The Voting Rights allocated to each Class of the Offered Certificates shall be the fraction, expressed as a percentage, the numerator of which is the Class Certificate Balance of such Class then outstanding and the denominator of which is the aggregate Stated Principal Balance of the Loans then outstanding. The Voting Rights allocated to each Class of Certificates shall be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. The Class X and the Class R Certificates will not have any Voting Rights. Notwithstanding any of the foregoing, on any date on which any Guaranteed Certificates are outstanding or any amounts are owed to the Guarantor under this Agreement, all of the Voting Rights allocated to the Guaranteed Certificates shall be vested in the Guarantor.

          Yield Maintenance Agreement
          ---------------------------
          The Master Agreement (including the Schedule thereto and the transactions thereunder evidenced by a confirmation) dated as of November 7, 2002 by and between the Counterparty and the Trustee, a copy of which is attached hereto as Exhibit L.

          Yield Maintenance Stated Termination
          ------------------------------------
          April 25, 2005, subject to the Following Business Day Convention (as such term is defined in the Yield Maintenance Agreement).

                                   ARTICLE II
                              CONVEYANCE OF LOANS;
                         REPRESENTATIONS AND WARRANTIES

          SECTION 2.01. Conveyance of Loans.
          ----------------------------------

          (a) Subject to its substitution and repurchase obligations hereunder, each Seller, concurrently with the execution and delivery hereof, hereby irrevocably sells, transfers, grants, bargains, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of such Seller in and to that portion of the Loans listed on the Loan Schedule that pertains to such Seller, including all interest and principal received or receivable by such Seller on or with respect to such Loans after the Cut-off Date and all interest and principal payments on such Loans received on or prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on such Loans on or before the Cut-off Date. On or prior to the Closing Date, each Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Loan listed in that portion of the Loan Schedule that pertains to such Seller. Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by such Seller and the Depositor, for the Loans listed on the Loan Schedule that pertain to such Seller. With respect to any Loan that does not require the first payment of principal or interest thereon to be made on or before such Loan's Due Date in the month prior to the first Distribution Date, such Seller shall deposit into the Certificate Account on the Closing Date, an amount equal to one month's interest at the related Mortgage Rate on the Cut-off Date Principal Balance of such Loan (the "Initial Certificate Account Deposit"). The Sellers, for the benefit of the Depositor, shall, in connection with the conveyance described in this Section 2.01(a), deliver to the Depositor on or prior to the Closing Date the financing statements described in Schedule VI. The Sellers shall also arrange for the delivery to the Depositor or its assignee, as applicable, of any appropriate Uniform Commercial Code continuation statements as may be necessary in connection with the financing statements referenced in the foregoing sentence.

          (b) The  Depositor,  concurrently  with  the  execution  and  delivery hereof, hereby irrevocably sells, transfers, grants, bargains, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Guarantor and the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require the Sellers to cure any breach of a representation or warranty made herein by the Sellers or to repurchase or substitute for any affected Loan in accordance herewith. In addition, the Depositor, for the benefit of the Trustee, the Guarantor and the Certificateholders, shall, in connection with the conveyance described in this Section 2.01(b), deliver to the Trustee on or prior to the Closing Date the financing statements described in Schedule VII. The Depositor shall also arrange for the delivery to the Trustee of any appropriate Uniform Commercial Code continuation statements as may be necessary in connection with the financing statements referenced in the foregoing sentence.

          (c) In connection with the sale, transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee or a Custodian for the Trustee on or before the Closing Date or shall deliver or cause to be delivered to the Trustee or a Custodian for the Trustee on or before such later date as is set forth below, for the benefit of the Guarantor and the Certificateholders the following documents or instruments with respect to each Loan so sold, transferred and assigned:

                    (i) the original Mortgage Note endorsed (by manual or facsimile signature) as follows: "Pay to the order of JPMorgan Chase Bank as trustee for the benefit of the Certificateholders of Equity One ABS, Inc. Mortgage Pass-Through Certificates Series 2002-5 without recourse," with all intervening endorsements and all riders and modifications showing a complete chain of endorsement from the originator to the Person endorsing it to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

                    (ii)  except  as  provided  below,  the  original   recorded
          Mortgage;

                    (iii) an original recorded assignment of the Mortgage (which may be included in a blanket assignment or assignments), duly executed by the appropriate Seller and the Depositor, which assignment will not be delivered on or before the Closing Date, but shall be delivered within the time period set forth in this Section 2.01, together with, except as provided below, all interim recorded assignments of such Mortgage, if any, all riders or modifications to such Mortgage, if any, (each such assignment to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates, with the original to be recorded by the Servicer as follows: the Servicer shall promptly send such assignments for recording, and shall return the original recorded assignment to the Trustee once returned as recorded by the applicable recording office);

                    (iv) the original of each assumption, modification, written assurance or substitution agreement, if any; and

                    (v) except as provided below, the original or duplicate original lender's title policy and all riders thereto.

          Notwithstanding the foregoing, in lieu of providing the documents described in clause (iii) above, the Depositor may at its discretion provide evidence that the related Mortgage is held through the MERS (R) System. With respect to any MOM Loan, the original recorded Mortgage that is provided shall note the MIN of such MOM Loan. Certain Mortgages were or may be, at the sole discretion of the Servicer, originally recorded in the name of MERS (R), solely as nominee for the applicable Seller and its successors and assigns; furthermore, subsequent assignments of such Mortgages were or may be, at the sole discretion of the Servicer, registered electronically through the MERS (R) System. For certain other Loans, (i) the Mortgage was recorded in the name of the Seller, (ii) record ownership was later assigned to MERS (R), solely as nominee for that Seller, and (iii) subsequent assignments of the Mortgage were or may be, at the sole discretion of the Servicer, registered electronically through the MERS (R) System. For each of these Loans, MERS (R) serves as mortgagee of record on the Mortgage solely as a nominee in an administrative capacity on behalf of the Trustee, and does not have any beneficial interest in the Loan.

          In the event that in connection with any Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments, if any, or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, and, in the case of the assignments, if any, of the Mortgage to the Trustee as required under (iii) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original recorded Mortgage or such original recorded assignment, if any, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original recorded Mortgage and each such original recorded assignment, if any, or a copy thereof, certified, if appropriate, by the relevant recording office, and each title policy as required by clause (v) above be made later than one year following the Closing Date; provided, however, in the event the Depositor is unable to deliver within one year following the Closing Date each original recorded Mortgage, and each such original recorded assignment, if any, or each such title policy by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such assignment, if any, because the related original recorded Mortgage or any related interim recorded assignment have not been returned by the appropriate recording office or, in the case of each title policy, because the title insurer has not received the recording information from the appropriate recording office for such original recorded Mortgage or original recorded assignment, if any, has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Loan and (b) any other documents required to be delivered by the Depositor or the Servicer to the Trustee. In the event that the original recorded Mortgage is not delivered and, in connection with the payment in full of the related Loan, the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where an original recorded Mortgage is lost after recordation in a public recording office, the appropriate Seller shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

          As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Servicer shall (i) affix the Trustee's name to each assignment of Mortgage, if any, as the assignee thereof as Trustee for the benefit of the Certificateholders, (ii) cause such assignment, if any, to be in proper form for recording in the appropriate public office for real property records and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments, if any, of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgages as to which the information required to prepare such assignment in recordable form has not yet been received, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty
(30) days after receipt thereof.

          In the case of Loans that have been prepaid in full as of the Closing Date the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.05 hereof.

          SECTION 2.02. Acceptance by Trustee of the Loans.
          --------------------------------------------------

          The Trustee acknowledges receipt of the documents identified in the initial certification in the form annexed hereto as Exhibit D and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders and the Guarantor. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of Texas, unless otherwise permitted by the Rating Agencies and the Guarantor. In the event that the Trustee desires to maintain possession of the Mortgage Notes in a state (other than the State of Texas) constituting one of the United States of America, the Trustee shall, at least thirty (30) days prior to discontinuing possession of the Mortgage Notes in the State of Texas, provide
(i) a notice of such intention to the Rating Agencies, the Guarantor and the Sellers and (ii) an Opinion of Counsel stating that such relocation of the Mortgage Notes and the possession by the Trustee of the Mortgage Notes in such other state will not (a) destroy or impair the perfection by the Trustee of the security interests assigned and granted to the Trustee pursuant to the provisions of Section 10.04 or (b) subject any REMIC to any state tax.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Guarantor, the Servicer and the Sellers an initial certification in the form annexed hereto as Exhibit D. Based on its review and examination, and only as to the documents identified in such initial certification, the Trustee shall acknowledge that such documents appear regular on their face and relate to the Loans listed in the Loan Schedule or shall indicate any noted deviations. The Trustee, at the time of delivery of the initial certification, shall be under no duty or obligation (i) to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face or (ii) to determine whether the Mortgage File shall include any of the documents listed in Section 2.01(c), except for the Mortgage Note. Should there be any exceptions to the Trustee's initial certification, the appropriate Seller shall have thirty (30) days from the Closing Date to cure such exception or deliver a Mortgage File or Mortgage Files for a Substitute Loan or Substitute Loans in accordance with Section 2.03(c). A Seller may cure an exception based on absence of a Mortgage Note for a Loan by delivering an executed copy of an Affidavit of Lost Note in the form attached as Annex I to Exhibit D hereto to the Trustee.

          Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Guarantor, the Servicer and the Sellers a final certification in the form annexed hereto as Exhibit E, with any applicable exceptions noted thereon. At any time upon request (but not more frequently than once per calendar month), the Trustee shall deliver to the Depositor, the Guarantor, the Servicer and the Sellers, an updated schedule of open exceptions in electronic or written format.

          If the Trustee or the Guarantor finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee shall list such as an exception in the final certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or
(ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. In performing any such review, the Trustee may conclusively rely on the Depositor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01(c) have been received and further confirming that any and all documents delivered pursuant to Section 2.01(c) have been executed and relate to the Loans identified in the Loan Schedule. The Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The appropriate Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if such Seller does not correct or cure such defect within such period, such Seller shall either (a) substitute for the related Loan a Substitute Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Loan from the Trustee within 90 days from the date such Seller was notified of such defect in writing at the Purchase Price of such Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Loan pursuant to this provision is required by reason of a delay in delivery of any comments by the appropriate recording office, and there is a dispute between either the Servicer or such Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date; provided, that any Loan that does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be subject to a substitution or repurchase as provided in Section 2.05(b) of this Agreement. The Trustee shall deliver a report to each Rating Agency and the Guarantor within 720 days from the Closing Date indicating a list of all documents in each Mortgage File in the possession of the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit J. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Loan shall be deposited by such Seller in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit J, the Trustee shall release the related Mortgage File to such Seller and shall execute and deliver at such Seller's request such instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to vest in such Seller, or a designee, the Trustee's interest in any Loan released pursuant hereto.

          If, pursuant to the foregoing provisions, a Seller repurchases a Loan that is registered on the MERS (R) System, the Servicer shall cause MERS (R) to execute and deliver an assignment of the related Mortgage in recordable form to transfer the Mortgage from MERS (R) to such Seller and shall cause such Mortgage to be removed from registration on the MERS (R) System in accordance with MERS'
(R) rules and regulations or (ii) cause MERS (R) to designate on the MERS (R) System the Seller as the beneficial holder of such Loan.

          The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Servicer from time to time.

          It is understood and agreed that the obligation of the appropriate Seller to substitute for or to purchase any Loan which does not meet the requirements of Section 2.01 above shall constitute the sole and exclusive remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against any Seller.

          SECTION 2.03. Representations, Warranties and Covenants of the Sellers
          ----------------------------------------------------------------------
          and the Servicer.
          -----------------

          (a) (i) Equity One-Delaware, Equity One-Minnesota, Equity One-New Hampshire, Equity One-Pennsylvania and Popular Financial, in their capacities as

          Sellers, hereby make the representations and warranties set forth in Schedules IIA through IIE respectively, and by this reference incorporated herein, to the Depositor, the Guarantor and the Trustee, as of the Closing Date or if so specified therein, as of the Cut-off Date; and

          (ii) The Servicer hereby makes the representations and warranties set forth in Schedule IIX, and by this reference incorporated herein, to the Depositor, the Guarantor and the Trustee, as of the Closing Date or if so specified therein, as of the Cut-off Date.

          (b) Equity One-Delaware, Equity One-Minnesota, Equity One-New Hampshire, Equity One-Pennsylvania and Popular Financial, in their capacities as Sellers, hereby make the representations and warranties set forth in Schedules IIIA through IIIE respectively, and by this reference incorporated herein, to the Depositor, the Guarantor and the Trustee, as of the Closing Date or if so specified therein, as of the Cut-off Date.

          (c) Upon discovery by any of the parties hereto or the Guarantor of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders or the Guarantor in any Loan, the party discovering such breach shall give prompt notice thereof to the other parties. Any breach of the representations and warranties set forth in items 44, 45 and 65 of Schedules III-A through III-E shall automatically be deemed to be "material and adverse to Guarantor's interest." Each Seller, for itself and not jointly and severally for all other Sellers, hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(b) with respect to any Loan listed on the Loan Schedule that pertains to such Seller, such Seller may, and if such breach materially and adversely affects the interests of the Certificateholders or the Guarantor such Seller shall, cure such breach in all material respects, and if such breach is not so cured, may or shall, as the case may be, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Loan (a "Deleted Loan") from the Trust Fund and substitute in its place a Substitute Loan, in the manner and subject to the conditions set forth in this Section or (ii) repurchase the affected Loan or Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit J and the Mortgage File for any such Substitute Loan. Notwithstanding the preceding sentence, any Loan that does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be subject to substitution or repurchase as provided in
Section 2.05(b) of this Agreement. The appropriate Seller shall promptly reimburse the Servicer and the Trustee for any expenses reasonably incurred by the Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of a Seller's knowledge, if it is discovered by either the Depositor, the appropriate Seller, the Guarantor or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Loan or the interests of the Certificateholders or the Guarantor therein, notwithstanding such Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach by such Seller of the applicable representation or warranty.

          With respect to any Substitute Loan or Loans, such Seller shall deliver to the Trustee for the benefit of the Certificateholders and the Guarantor the Mortgage Note, the Mortgage, the related assignment of the Mortgage, if any, and such other documents and agreements as are required by
Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month.

Scheduled Payments due with respect to Substitute Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the appropriate Seller on the next succeeding Distribution Date. For the month of substitution, distributions to the relevant Class will include the monthly payment due on any Deleted Loan for such month and thereafter the appropriate Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend the Loan Schedule for the benefit of the Certificateholders and the Guarantor to reflect the removal of such Deleted Loan and the substitution of the Substitute Loan or Loans and the Servicer shall deliver the amended Loan Schedule to the Trustee. Upon such substitution, the Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the appropriate Seller shall be deemed to have made with respect to such Substitute Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b). Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders and the Guarantor relating to such Deleted Loan to the appropriate Seller and shall execute and deliver at the appropriate Seller's direction such instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to vest title in such Seller, or its designee, with respect to the Trustee's interest in any Deleted Loan substituted for pursuant to this Section 2.03.

          For any month in which the appropriate Seller substitutes one or more Substitute Loans for one or more Deleted Loans, the Servicer will determine the amount (if any) by which the aggregate Stated Principal Balance of all such Substitute Loans is less than the aggregate Stated Principal Balance of all such Deleted Loans (such Stated Principal Balances to be measured as of the respective Due Dates in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Loans shall be deposited in the Certificate Account by such Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Loan became required to be purchased or replaced hereunder.

          In the event that the appropriate Seller shall have repurchased a Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which such Seller became obligated hereunder to repurchase or replace such Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit J, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders and the Guarantor to such Seller, and the Trustee shall execute and deliver at such Seller's direction such instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Seller to cure, repurchase or replace any Loan as to which a breach of a representation or warranty has occurred and is continuing shall constitute the sole and exclusive remedy against such Sellers respecting such breach of a representation and warranty available to Certificateholders, the Depositor or the Trustee on their behalf.

          (d) The  representations  and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders and the Guarantor.

          SECTION 2.03A. Additional Obligations of Equity One-Delaware.
          -------------------------------------------------------------

          (a) In addition to the representations and warranties made by Equity One-Delaware in its capacity as a Seller, as described in Section 2.03 and set forth in Schedules IIA and IIIA, Equity One-Delaware hereby represents and warrants to the Depositor, the Guarantor and the Trustee that all of the representations and warranties of (i) the other Sellers described in Section
2.03 and set forth in Schedules IIB through IIE and IIIB through IIIE and (ii) the Depositor set forth in Section 1 of the Purchase Agreement, are true and accurate in all respects.

          (b) Equity One-Delaware hereby covenants that it shall comply with the repurchase and substitution obligations described in Section 2.02 and 2.03 in the event that (i) a breach of any of the representations and warranties set forth in Schedules IIIB through IIIE occurs and (ii) the related Seller defaults on its repurchase and substitution obligations under Sections 2.02 and 2.03.

          (c) Equity One-Delaware shall indemnify the Trust Fund for any loss, liability or expense incurred by the Trust Fund in connection with any legal action arising from a breach of any of the representations and warranties of the Sellers set forth in Schedules IIIA through IIIE.

          SECTION 2.04.  Representations  and  Warranties of the Depositor as to
          ----------------------------------------------------------------------
          the Loans
          ---------


          The Depositor hereby represents and warrants to the Trustee and the Guarantor with respect to each Loan that as of the Closing Date, and following the transfer of the Loans to it by the Sellers, the Depositor had good title to the Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

          The Depositor, concurrently with the execution and delivery hereof, hereby irrevocably sells, transfers, assigns, sets over, grants, bargains and otherwise conveys to the Trustee for the benefit of the Certificateholders and the Guarantor, without recourse, all of its rights, title and interest with respect to the Loans including, without limitation, the representations and warranties of the Sellers made pursuant to Sections 2.03(a) and 2.03(b) hereof, together with all rights of the Depositor to require any applicable Seller to cure any breach thereof or to repurchase or substitute for any affected Loan in accordance with this Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor, the Guarantor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this
Section 2.04, which breach materially and adversely affects the interest of the Certificateholders or the Guarantor, the party discovering such breach shall give prompt written notice to the other parties and to each Rating Agency.

          SECTION  2.05.  Delivery  of Opinion of  Counsel  in  Connection  with
          ----------------------------------------------------------------------
          Substitutions.
          --------------

          (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless the appropriate Seller delivers to the Trustee and the Guarantor an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, and/or (ii) cause the Trust Fund to fail to qualify as one or more REMICs at any time that any Certificates are outstanding.

          (b) Upon discovery by the Depositor, the appropriate Seller, the Servicer, the Guarantor or the Trustee that any Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the appropriate Seller, at such Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Loan for the affected Loan within 90 days from the discovery or (ii) repurchase the affected Loan within 90 days of such discovery in the same manner as it would repurchase a Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to such Seller the Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would release a Loan repurchased for breach of a representation or warranty contained in Section 2.03.

          SECTION 2.06. Execution and Delivery of Certificates.
          -----------------------------------------------------

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment and in payment therefor, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Certificateholders and the Guarantor and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Certificateholders and the Guarantor may be adequately and effectively protected.

          SECTION 2.07. REMIC Matters.
          ----------------------------

          The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to each REMIC created hereunder shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate. The Trust Fund's fiscal year shall be the calendar year and, for purposes of section 860C of the Code, the taxable income of each REMIC created hereunder shall be computed under an accrual method of accounting.

          The Trustee shall treat each of the Net WAC Cap Account and the Reserve Fund as a separate and distinct outside reserve fund within the meaning of ss.1.860G-2(h) of the Income Tax Regulations. Neither the Net WAC Cap Account, the Reserve Fund, nor the Yield Maintenance Agreement shall be treated as an asset of any REMIC. The Trustee shall treat the rights of (a) the Holders of the Class AF-1 and Class AV-1 Certificates to receive payments from the Net WAC Cap Account and (b) the Holders of the Class AV-1 Certificates to receive payments from the Reserve Fund as rights in a limited recourse interest rate cap contract. The Holders of the Class X Certificates will own each of the Net WAC Cap Account and the Reserve Fund. The Class AF-1 and Class AV-1 Certificates shall be treated as representing ownership of not only a regular interest in a REMIC but also ownership of an interest in an interest rate cap contract.

          The Trustee shall treat the payment of any Net WAC Cap Carryover as paid first to the Class X Certificates, deposited by the Class X Holders in the Net WAC Cap Account and then paid from the Net WAC Cap Account to the relevant Offered Certificates. The Trustee shall treat the Offered Certificates as "contractual rights coupled with regular interests" within the meaning of ss.1.860G-2(i) of the Income Tax Regulations. In determining the issue price of the regular interests issued to Holders of Offered Certificates, the Trustee shall assume that each interest rate cap contract has a value of $10,000.

          SECTION 2.08. Covenants of the Servicer.
          ----------------------------------------

          The Servicer hereby covenants to the Depositor, the Guarantor and the Trustee as follows:

          (a) the Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

          (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor, the Guarantor or the Trustee and prepared by the Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

                                   ARTICLE III
                          ADMINISTRATION AND SERVICING
                                    OF LOANS

          SECTION 3.01. Servicer to Service Loans.
          ----------------------------------------

          For and on behalf of the Certificateholders and the Guarantor, the Servicer shall service and administer the Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof, (i) to execute and deliver, on behalf of the Certificateholders and the Trustee customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Loan; provided that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund, the Guarantor or the Certificateholders in any Loan or the rights and interests of the Depositor, the Guarantor, the Trustee and the Certificateholders under this Agreement. The Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Loan, and shall not make or permit any modification, waiver or amendment of any Loan which would cause the Trust Fund to fail to qualify as one or more REMICs or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer.

          SECTION  3.02.   Subservicing;   Enforcement  of  the  Obligations  of
          ----------------------------------------------------------------------
          Servicers.
          ----------

          (a) The Servicer may arrange for the subservicing of any Loan by a Subservicer pursuant to a subservicing agreement with any institution which is pre-approved by the Guarantor and is an approved Freddie Mac servicer as indicated in writing; provided, however, that (i) such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Loans in a manner consistent with the servicing arrangements contemplated hereunder and (ii) the Servicer shall terminate such subservicing arrangement and related subservicing agreement (for which the Trust Fund and Trustee shall not incur any termination fees or transfer expenses in connection with any such termination) upon either (A) the request of Guarantor, if such subservicer is no longer an approved Freddie Mac servicer or (B) the reasonable request of Guarantor, for any other reason. The Servicer shall give prior notice to the Guarantor and the Trustee of the appointment of any Subservicer and shall furnish the Guarantor a copy of any subservicing agreement. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee, the Guarantor and the
Certificateholders for the servicing and administration of the Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

          (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

          SECTION  3.03.  Rights of the  Depositor and the Trustee in Respect of
          ----------------------------------------------------------------------
          the Servicer.
          -------------

          The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

          SECTION 3.04. Trustee to Act as Servicer.
          -----------------------------------------

          In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Servicer pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Loans hereunder including, but not limited to, repurchases or substitutions of Loans pursuant to Section 2.02 or
2.03 hereof,  (iv) responsible for expenses of the Servicer  pursuant to Section
2.03 or (v)  deemed  to have  made any
representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02 hereof. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Servicer under each subservicing agreement.

          The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

          SECTION  3.05.  Collection  of  Loan  Payments;  Certificate  Account;
          ----------------------------------------------------------------------
          Distribution Account.
          ---------------------

          (a) The Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer cannot extend the maturity of any such Loan past the date on which the final payment is due on the latest maturing Loan as of the Cut-off Date. In the event of any such arrangement, the Servicer shall make Advances on the related Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) The Servicer shall establish and maintain a Certificate Account into which the Servicer shall deposit or cause to be deposited within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

                    (i) all payments on account of principal on the Loans, including Principal Prepayments;

                    (ii) all payments on account of interest on the Loans, net of the related Servicing Fee;

                    (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures;

                    (iv) any amount required to be deposited by the Servicer pursuant to Section 3.05(d) in connection with any losses on Permitted Investments;

                    (v) any amounts required to be deposited by the Servicer pursuant to Section 3.09(c) and, in respect of net monthly rental income from REO Property, pursuant to Section 3.11 hereof;

                    (vi) all Substitution Adjustment Amounts;

                    (vii) all Advances made by the Servicer pursuant to Section 4.01; and

                    (viii) any other amounts required to be deposited hereunder.

          The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Servicer. In the event that the Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders and the Guarantor until withdrawn in accordance with
Section 3.08.

          (c) The Trustee shall establish and maintain, on behalf of the Certificateholders and the Guarantor, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

                    (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.08(a)(ix); and

                    (ii)  any  other  amounts  deposited   hereunder  which  are
          required to be deposited in the Distribution Account.

          In the event that the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee uninvested in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Servicer.

          (d) Each institution at which the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than, the second Business Day next preceding the Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent and /or custodian or subcustodian, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. So long as no Event of Default shall have occurred and be continuing, all income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. If an Event of Default has occurred and is continuing, all income and gain net of any losses realized from Permitted Investments made with funds on deposit in the Certificate Account shall be deposited into the Certificate Account. The amount of any realized losses in the Certificate Account in respect of any such investments shall promptly be deposited by the Servicer in the Certificate Account without right of reimbursement. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with this Section 3.05.

          (e) The Servicer shall give notice to the Trustee, the Guarantor, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof. The Trustee shall give notice to the Servicer, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

          SECTION 3.06. Payment of Taxes, Assessments, Hazard Insurance Premiums
          ----------------------------------------------------------------------
          and Similar Items; Escrow Accounts.
          -----------------------------------

          (a) The Servicer shall require Mortgagors to pay all taxes, assessments, hazard insurance premiums, flood insurance premiums, condominium association dues or comparable items for the account of the Mortgagors. To the extent required by the Seller at the time the related Loan was originated and not violative of current law, the Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums, condominium association dues or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law or if the Seller of the related Loan did not require the establishment of an Escrow Account at the time the Loan was originated.

          Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium association dues, or comparable items, to reimburse the Servicer out of related collections for any payments made pursuant to Sections
3.01 hereof (with respect to taxes and assessments  and insurance  premiums) and
3.09 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

          (b) The Servicer shall advance any payments referred to in Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Servicer, are required to be made to protect the lien of the Mortgage and will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise. The amount of any such advances made by the Servicer for the purpose of maintaining any hazard or flood insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the related Loan, notwithstanding that the terms of the Loan so permit. Any advance made by the Servicer pursuant to this Section 3.06 shall be recoverable as a Servicing Advance to the extent permitted by Section 3.08.

          SECTION  3.07.   Access  to  Certain   Documentation  and  Information
          ----------------------------------------------------------------------
          Regarding the Loans.
          --------------------

          (a) The  Servicer  shall  afford the  Depositor,  the  Guarantor,  the
Trustee and each Rating Agency reasonable access to all records and documentation regarding the Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

          (b) Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

          (c) If any Loan is subject to an Early Payment Default, the Servicer will forward to the Guarantor, upon its reasonable request, copies of the Loan documentation and related underwriting documentation with respect to such Loan that is or was required to be delivered to the Trustee pursuant to this Agreement.

          (d) The Guarantor will be permitted, upon reasonable notice and during normal business hours, at the chief executive office of the Servicer, to review copies of the Loan documentation and related underwriting documentation that is or was required to be delivered to the Trustee pursuant to this Agreement with respect to 300 of the Loans (a "Mortgage Loan Sample"), in order to ascertain whether each such Loan was purchased generally in accordance with the Seller's underwriting criteria as set forth in the Information Circular. If, as a result of such investigation, the Guarantor determines (after the appeals process set forth in the Freddie Mac Single Family Seller/Servicer Guide) that more than 20% (by number) of the Loans in such Mortgage Loan Sample were not so underwritten, the Servicer will permit the Guarantor to review an additional Mortgage Loan Sample in accordance with the same procedures until the Guarantor has reviewed a Mortgage Loan Sample that contains fewer than 20% (by number) of Loans that were not purchased generally in accordance with the Seller's underwriting criteria set forth in the Information Circular. If any such Mortgage Loan Sample is incomplete, unreadable or unavailable to Guarantor, the related Seller(s) shall, at Guarantor's request, either (i) repurchase such Loan(s) or (ii) replace them with Substitute Loan(s), provided, however, that any such Substitute Loan(s) shall be acceptable to Guarantor, in its reasonable discretion. Any repurchase or substitution pursuant to the foregoing sentence shall be accomplished in the manner and subject to the conditions set forth in Section 2.03.

          (e) For a period of two years from the Closing Date, the Guarantor may contact the Sellers to confirm that the Sellers continue to actively engage in the business of purchasing or originating loans to low-income families and to obtain other non-proprietary information about the Seller's activities that may assist the Guarantor in completing its own regulatory requirements. The Seller shall use commercially reasonable efforts to provide such information to Guarantor.

          (f) The Guarantor, at its sole expense, shall be entitled to access the servicing files relating to the Loans during regular business hours at the Servicer's chief executive office, within 90 days of any request therefore in order to compile loan level data for HUD reporting.

          SECTION 3.08.  Permitted  Withdrawals from the Certificate Account and
          ----------------------------------------------------------------------
          Distribution Account.
          ---------------------

          (a) The Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

                    (i) to pay to the Servicer (to the extent not previously retained by the Servicer) the servicing compensation to which it is entitled pursuant to Section 3.13, and, subject to Section 3.05(d), to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

                    (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause
          (ii) being limited to amounts received on the Loan(s) in respect of which any such Advance was made, excluding any Purchase Price proceeds received from the Servicer pursuant to Section 3.11 and subject to
          Section 9.01;

                    (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, except that the Servicer shall no longer be entitled to reimbursement for any Nonrecoverable Advance on a Loan as of the date the Servicer purchases such Loan from the Trust Fund pursuant to Section 3.11 or Section 9.01;

                    (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

                    (v) to reimburse the Servicer for (a) unreimbursed Servicing Advances, the Servicer's right to reimbursement pursuant to this clause (a) with respect to any Loan being limited to amounts received on such Loan(s) which represent late recoveries of the payments for which such Servicing Advances were made pursuant to Section 3.01 or
          Section 3.06 and (b) for unpaid  Servicing Fees as provided in Section
          3.11 hereof;

                    (vi) to pay to the purchaser, with respect to each Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

                    (vii) to (A) reimburse the Sellers or the Depositor for expenses incurred by any of them that are reimbursable pursuant to
          Section 6.03 hereof or (B) to pay to the Trustee any Trustee Permitted Withdrawal Amounts;

                    (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

                    (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the Available Funds for such Distribution Date and remit such amounts to the Trustee for deposit in the Distribution Account; and

                    (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

          The Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii), (iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Loans(s), and their respective portions of such Nonrecoverable Advance.

          (b) The Trustee shall withdraw funds from the Distribution Account to make the distributions specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

                    (i) to the extent not remitted by the  Servicer  pursuant to
          Section 3.08(a)(vii)(B) above within a reasonable period of time after request by the Trustee, to remit (prior to making any other distributions from amounts held in the Distribution Account) to itself any Trustee Permitted Withdrawal Amounts;

                    (ii) to withdraw and return to the Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

                    (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.

          SECTION 3.09. Maintenance of Hazard Insurance;  Maintenance of Primary
          ----------------------------------------------------------------------
          Insurance Policies.
          -------------------


          (a) The Servicer shall require Mortgagors to maintain, for each Loan, hazard insurance with extended coverage (i) in the case of a Loan secured by a Mortgage creating a first lien on the related Mortgaged Property, in an amount that is at least equal to the original principal balance of such Loan or the maximum insurable value of the improvements on such Mortgaged Property, whichever is less, and (ii) in the case of a Second Lien Loan, in an amount equal to the lesser of the combined principal balance of such Second Lien Loan and the related first lien mortgage loan or the maximum insurable value of the improvements on the related Mortgaged Property. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the improvements on the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Certificate Account. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Servicer shall require the related Mortgagor to maintain flood insurance with respect to such Loan. Such flood insurance shall be in an amount equal to the original principal balance of the related Loan.

          (b) The Servicer shall not be required to have Mortgagors maintain any Primary Mortgage Insurance Policy with respect to any Loan, but may do so as allowed by law, and shall allow the cancellation of any such Primary Mortgage Insurance Policy as required by law. The Servicer shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. If any Mortgagor fails to pay the premiums for its Primary Mortgage Insurance Policy, if any, the Servicer may, but shall not be required to, pay such premiums. Any payment made by the Servicer pursuant to this Section 3.09(b) shall be recoverable as a Servicing Advance to the extent permitted by Section 3.08.

          (c) In connection with its activities as Servicer of the Loans, the Servicer agrees to present on behalf of itself, the Trustee, the Guarantor and Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Loans. Any amounts collected by the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Certificate Account.

          SECTION  3.10.   Enforcement   of  Due-on-Sale   Clauses;   Assumption
          ----------------------------------------------------------------------
          Agreements.
          -----------

          (a) When any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer, to the extent that it has knowledge of such conveyance, may, at its discretion, but is not required to, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. The Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

          (b) In any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

          SECTION 3.11. Realization Upon Defaulted Loans;  Repurchase of Certain
          ----------------------------------------------------------------------
          Loans.
          ------

          The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, in its sole discretion, and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consult with the Guarantor and, following such consultation, evaluate all of the risks involved and only take such action as it deems appropriate, in its sole discretion, in accordance with its established environmental review procedures.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder. As described more fully below, the Servicer shall have the sole discretion to determine whether an immediate sale of an REO Property or continued management of such REO Property is in the best interest of the Certificateholders. In order to facilitate sales of REO Properties by the Servicer, upon the Servicer's request, the Trustee shall promptly provide the Servicer with appropriate limited durable powers of attorney or such other documentation as may reasonably be required by the Servicer or purchasers of REO Properties to consummate such sales. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer, in its sole discretion, deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Loan, the Servicer shall dispose of such Mortgaged Property prior to the close of the third taxable year of the Trust Fund following the taxable year of the Trust Fund in which the Trust Fund acquired such Mortgaged Property unless the Trustee shall have been supplied with an Opinion of Counsel (which Opinion of Counsel shall not be at the expense of the Trustee) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC to fail to qualify as one or more REMICs at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed, in its sole discretion, to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          The decision of the Servicer to foreclose on a defaulted Loan shall be subject to a determination by the Servicer, in its sole discretion, that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

          The proceeds from any liquidation of a Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees related to such Liquidated Loan; second, to reimburse the Servicer for any unreimbursed Advances; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Loan or related REO Property, at the Adjusted Net
Mortgage Rate to the Due Date occurring in the calendar month preceding the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.13.

          The Servicer, in its sole discretion, shall have the right to purchase for its own account or for resale as set forth herein from the Trust Fund any Loan which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of a Request for Release from the Servicer substantially in the form of Exhibit J, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Loan, in each case without recourse, as shall be necessary to vest in the Servicer any Loan released pursuant hereto and the Servicer shall succeed to all the Trustee's right, title and interest in and to such Loan and all security and documents related thereto. Such assignment shall be a sale and assignment outright and not for security. The Servicer shall thereupon own such Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          The Holders of the Class R Certificates shall be deemed to have purchased the ownership interest held by the Holders of the Regular Certificates in any Liquidated Loan. After such repurchase, the Servicer, if requested by such Certificateholder and if offered suitable indemnification and reimbursement for expenses, may seek a deficiency judgment to the extent permitted by law against the Mortgagor under such Liquidated Loan on behalf of the Holders of the Class R Certificates to the extent of any Realized Loss.

          SECTION 3.12.  Documents,  Records and Funds in Possession of Servicer
          ----------------------------------------------------------------------
          to be Held for the Trustee.
          ---------------------------

          Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders or the Guarantor, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

          SECTION 3.13. Servicing Compensation.
          -------------------------------------

          As compensation for its activities hereunder, the Servicer shall be entitled to retain or withdraw from the Certificate Account an amount equal to the Servicing Fee for each Loan, provided that the aggregate Servicing Fee for the Loans with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest Shortfalls, if any, with respect to such Distribution Date, up to the full amount of the aggregate Servicing Fee, and (ii) with respect to the first Distribution Date, an amount equal to any amount to be deposited into the Certificate Account by the Sellers pursuant to Section 2.01(a) and not so deposited.

          Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments made with funds on deposit in the Certificate Account shall be retained by the Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.05 hereof. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

          SECTION 3.14. Access to Certain Documentation.
          ----------------------------------------------

          The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising certain Certificateholders and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          SECTION 3.15. Annual Statement as to Compliance.
          ------------------------------------------------

          The Servicer shall deliver to the Depositor, the Guarantor and the Trustee on or before 120 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding fiscal year and of the performance of the Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency and to the Guarantor.

          SECTION  3.16.  Annual  Independent  Public   Accountants'   Servicing
          ----------------------------------------------------------------------
          Statement; Financial Statements.
          --------------------------------


          (a) On or before 120 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, the Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Guarantor and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Loans under this Agreement and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and Freddie Mac, such servicing has been conducted in compliance with this Agreement except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and Freddie Mac requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and Freddie Mac (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

          (b) Upon request, the Servicer shall furnish the Guarantor with copies of its most recent audited financial statements.

          SECTION 3.17. Errors and Omissions Insurance; Fidelity Bonds.
          -------------------------------------------------------------

          The Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or Freddie Mac for persons performing servicing for mortgage loans purchased by FNMA or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

          SECTION 3.18. Solicitation.
          ---------------------------

          Although the Servicer periodically conducts telemarketing and mass mailings to its existing customers, including customers with Loans in the Trust Fund, with respect to the refinancing of existing mortgage loans, the Servicer will not specifically direct these marketing efforts to customers who have Loans in the Trust Fund.

          SECTION 3.19. Delinquent Loans.
          -------------------------------

          For all purposes in this Agreement and the Exhibits and Schedules attached hereto, the determination as to whether a Loan is delinquent shall be based on the number of days that payments on such Loan are contractually past due, assuming 30-day months. For example, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month.

                                  ARTICLE IIIA

                GUARANTEE; RESERVE FUND; AND NET WAC CAP ACCOUNT

          SECTION 3A.01. Guarantee.
          -------------------------

          (a) With respect to any Distribution Date, if the related statement of the Trustee (as set forth and described in Section 4.03(a)) indicates a Deficiency Amount for such Distribution Date, then the Guarantor shall distribute on such Distribution Date a Guarantor Payment in an aggregate amount equal to the Deficiency Amount for such Distribution Date directly to the Holders of the Guaranteed Certificates, without first depositing such amount into the Distribution Account.

          (b) Notwithstanding anything in this Agreement to the contrary, in the event that a Guarantor Default has occurred and is continuing, the Guarantor shall not be permitted to exercise any rights or receive any benefits under this Agreement, in its capacity as guarantor of the Guaranteed Certificates, including, without, limitation any rights or benefits under Section 10.13 hereof; provided, however; that nothing in this clause (b) shall (i) be deemed to apply to any rights or benefits that the Guarantor may have as a Holder of an Offered Certificate or (ii) relieve or otherwise diminish, in any way, the obligations of the Guarantor under its Guarantee.

          SECTION 3A.02 Reserve Fund and Yield Maintenance Agreement.
          -----------------------------------------------------------

          (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class AV-1 Certificates, the Reserve Fund to cover certain payments on the Class AV-1
Certificates. The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement. The Reserve Fund shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be part of any REMIC. Any investment earnings on the Reserve Fund will be treated as owned by the Holders of the Class X Certificates and will be taxable to the Holders of the Class X Certificates. Distributions made to any outside reserve fund under this document shall be treated as made to the Class X Certificateholders.

          (b) In addition, on the Closing Date, the Yield Maintenance Agreement will be entered into by the Counterparty and the Trustee, for the benefit of the Holders of the Class AV-1 Certificates. Pursuant to the Yield Maintenance Agreement, on each Distribution Date, the Trustee will deposit into the Reserve Fund any amounts received pursuant to the Yield Maintenance Agreement. The Trustee shall collect payments due under and otherwise enforce the terms of the Yield Maintenance Agreement. The Trustee shall make withdrawals from the Reserve Fund to make distributions pursuant to Sections 4.02(g) and (h). Notwithstanding anything to the contrary contained herein, in no event shall the Trustee in its fiduciary capacity be liable to the Holders of the Class AV-1 Certificates, be required to make any deposit from its own funds into the Reserve Fund or be required to take any action against the Counterparty in connection with any delay in payment of amounts due under the Yield Maintenance Agreement caused by (i) any wire transfer problem or any operational or administrative error or omission or (ii) any government action each as further described in clause (i) of Part I of the Schedule to the Yield Maintenance Agreement during the grace period specified therein.

          (c) The Trustee shall invest the funds in the Reserve Fund as directed in writing by the Holders of the Class X Certificates in Permitted Investments, which shall mature not later than, the second Business Day preceding each Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution
Date) and shall not be sold or disposed of prior to their maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Holders of the Class AV-1 Certificates. All income and gain net of any losses realized from any such investment of funds on deposit in the Reserve Fund shall be deposited in the Reserve Fund. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Reserve Fund and made in accordance with this Section 3A.02.

          (d) Upon termination of the Trust Fund, any amounts remaining in the Reserve Fund shall be distributed to the Holders of the Class X Certificates in the same manner as if distributed pursuant to Section 4.02(h)(ii) hereof.

          (e) In the event that the Yield Maintenance Agreement is terminated prior to the Yield Maintenance Stated Termination and the Counterparty has not obtained a replacement counterparty to assume its obligations thereunder pursuant to the terms of the Yield Maintenance Agreement, the Trustee shall obtain a replacement yield maintenance agreement acceptable to the Servicer and shall apply any amounts received from the Counterparty under the Yield Maintenance Agreement in connection with its termination, to the extent necessary, to obtain such replacement. In no event whatsoever shall the Trustee be responsible for costs and expenses incurred in connection with obtaining a replacement yield maintenance agreement or for any fees, costs or expenses payable thereunder.

          (f) If, upon termination of the Trust Fund pursuant to the provisions of Article IX hereof, the "Notional Outstanding," as set forth in Attachment 1 to the Rate Cap Transaction Confirmation relating to the Yield Maintenance Agreement, is greater than zero, the Trustee shall, as of the date of such termination, assign to Equity One, Inc. all of its right, title and interest in and to the Yield Maintenance Agreement and any payments thereunder.

          SECTION 3A.03. Net WAC Cap Account
          ----------------------------------

          (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class AF-1 and Class AV-1 Certificates, the Net WAC Cap Account and deposit therein the amount of $10,000 paid to the Trustee by the Depositor. The Net WAC Cap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement. The Net WAC Cap Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be part of any REMIC. Any investment earnings on the Net WAC Cap Account will be treated as owned by the Holders of the Class X Certificates and will be taxable to the Holders of the Class X Certificates. Distributions made to any outside reserve fund under this document shall be treated as made to the Class X Certificateholders.

          (b) On each Distribution Date, the Trustee shall deposit amounts in the Net WAC Cap Account pursuant to Section 4.02(d)(xiv). The amount required to be deposited into the Net WAC Cap Account on any Distribution Date will equal the aggregate Net WAC Cap Deposit Amount for the Class AF-1 and Class AV-1 Certificates. The Trustee shall make withdrawals from the Net WAC Cap Account to make distributions pursuant to Section 4.02(f).

          (c) The Trustee shall invest the funds in the Net WAC Cap Account as directed in writing by the Holders of the Class X Certificates in Permitted Investments, which shall mature not later than, the second Business Day preceding each Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Date) and shall not be sold or disposed of prior to their maturity. Any investment earnings on such amounts shall be payable to the Holders of the Class X Certificates. The Holders of the Class X Certificates shall be treated as the owners of the Net WAC Cap Account for federal tax purposes. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Net WAC Cap Account and made in accordance with this Section 3A.03(c).

          (d) Upon termination of the Trust Fund, any amounts remaining in the Net WAC Cap Account shall be distributed to the Holders of the Class X Certificates.


                                   ARTICLE IV

                                DISTRIBUTIONS AND
                            ADVANCES BY THE SERVICER

          SECTION 4.01. Advances.
          -----------------------

          The Servicer shall determine on or before each Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Servicer determines it is required to make an Advance, it shall, on or before the Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Certificate Account no later than the close of business on the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Loan shall continue if such Loan has been foreclosed or otherwise terminated and the Mortgaged Property has not been liquidated.

          The Guarantor, in its reasonable judgment, shall have the right to require the Servicer to remit, from its own funds, to the Certificate Account an amount equal to all Advances previously made out of funds held in the Certificate Account and not previously repaid from collections on the related Loans and, in such event, the Servicer shall thereafter remit all Advances from its own funds. In no event shall the preceding sentence be construed as limiting the Servicer's right to (a) pass through late collections on the related Loans in lieu of making Advances or (b) reimburse itself for such Advances from late collections on the related Loans.

          SECTION 4.02. Priorities of Distribution and Allocation.
          --------------------------------------------------------

          (a) On each Distribution Date, the Trustee shall distribute the Interest Remittance Amount, to the extent available, to the parties, in the amounts and in the priorities indicated:

                    (i) first, to the Guarantor, the Guarantor's Monthly Fee, plus any Guarantor Reimbursements then due and owing;

                    (ii) second, to the Trustee, the Trustee Fee based on the aggregate Stated Principal Balance of the Loans;

                    (iii) third, to the Servicer,  an amount equal to the sum of
          (A) the aggregate Servicing Fee, except to the extent previously paid by permitted withdrawals under Section 3.08, and (B) any other amounts expended by the Servicer in connection with the Loans and reimbursable thereto under this Agreement but not previously reimbursed;

                    (iv) fourth, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AV-1, pro rata, the applicable Interest Distribution Amounts for such Distribution Date;

                    (v) fifth, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AV-1 Certificates, pro rata, the applicable Class Unpaid Interest Amounts, if any;

                    (vi) sixth, to the Class M-1 Certificates, the applicable Interest Distribution Amount for such Distribution Date;

                    (vii) seventh, to the Class M-2 Certificates, the applicable Interest Distribution Amount for such Distribution Date;

                    (viii) eighth, to the Class B Certificates, the applicable Interest Distribution Amount for such Distribution Date; and

                    (ix) ninth, the amount, if any, of the Interest Remittance Amount remaining after application pursuant to clauses (i) through
          (viii) above will be applied as described under Section 4.02(d) hereof.

          (b) On each Distribution Date before the Stepdown Date or with respect to which a Trigger Event is in effect, the Trustee shall distribute the Principal Distribution Amount to the extent available, to the parties, in the amounts and in the priorities indicated:

                    (i) first, to the Guarantor, the Guarantor's Monthly Fee and any remaining Guarantor Reimbursements then due and owing, which have not been distributed pursuant to Section 4.02(a)(i) above;

                    (ii) second, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, sequentially in that order, the Group I Principal Percentage of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balances thereof have been reduced to zero;

                    (iii) third, to the Class AV-1 Certificates, the Group II Principal Percentage of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (iv) fourth, once the Class Certificate Balances of the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 have been reduced to zero, to the Class AV-1 Certificates, 100% of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balance of the Class AV-1 Certificates has been reduced to zero;

                    (v) fifth, once the Class Certificate Balance of the Class AV-1 Certificates has been reduced to zero, sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, 100% of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balances of the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates have been reduced to zero;

                    (vi) sixth, once the Class Certificate Balances of the Guaranteed Certificates have been reduced to zero, to the Class M-1 Certificates, 100% of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balance of the Class M-1 Certificates has been reduced to zero;

                    (vii) seventh, once the Class Certificate Balance of the Class M-1 Certificates has been reduced to zero, to the Class M-2 Certificates, 100% of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balance of the Class M-2 Certificates has been reduced to zero;

                    (viii) eighth, once the Class Certificate Balance of the Class M-2 Certificates has been reduced to zero, to the Class B Certificates, 100% of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balance of the Class B Certificates has been reduced to zero; and

                    (ix) ninth, any amount of the Principal Distribution Amount remaining after making all of the distributions in clauses (i) through
          (viii) above shall be applied as set forth in Section 4.02(d).

          (c) On each Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the Trustee shall distribute the Principal Distribution Amount, to the extent available, to the parties, in the amounts and in the priorities indicated:

                    (i) first, concurrently as follows:

                              (A) the Group I Principal Percentage of the lesser of (1) the Principal Distribution Amount and (2) the Senior Principal Distribution Amount, sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the Class Certificate
                                        Balance of each of those classes has been reduced to zero and then to the Class AV-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

                              (B) the Group II Principal Percentage of the lesser of (1) the Principal Distribution Amount and (2) the Senior Principal Distribution Amount, to the Class AV-1
                                        Certificates,     until     the

                                        Class  Certificate  Balance  thereof has
                                        been    reduced   to   zero   and   then
                                        sequentially  to the Class  AF-1,  Class
                                        AF-2,   Class   AF-3  and   Class   AF-4
                                        Certificates, in that order, until the Class Certificate Balance thereof has been reduced to zero;

                    (ii) second, the lesser of (A) the excess of (1) the Principal Distribution Amount over (2) the amount distributed to the Guaranteed Certificates in clause (i) above and (B) the Class M-1 Principal Distribution Amount, to the Class M-1 Certificates until the Class Certificate Balance thereof has been reduced to zero;

                    (iii) third, the lesser of (A) the excess of (1) the Principal Distribution Amount over (2) the sum of the amount distributed to the Guaranteed Certificates in clause (i) above and the amount distributed to the Class M-1 Certificates in clause (ii) above and (B) the Class M-2 Principal Distribution Amount, to the Class M-2 Certificates until the Class Certificate Balance thereof has been reduced to zero;

                    (iv) fourth, the lesser of (A) the excess of (1) the Principal Distribution Amount over (2) the sum of the amount distributed to the Guaranteed Certificates in clause (i) above, the amount distributed to the Class M-1 Certificates in clause (ii) above and the amount distributed to the Class M-2 Certificates in clause
          (iii) above and (B) the Class B Principal Distribution Amount, to the Class B Certificates until the Class Certificate Balance thereof has been reduced to zero; and

                    (v) fifth, any amount of the Principal Distribution Amount remaining after making all of the distributions in clauses (i) through
          (iv) above shall be applied as set forth in Section 4.02(d).

          (d) On each Distribution Date, the Trustee shall distribute the Monthly Excess Cashflow Amount, to the extent available, to the parties, in the amounts and in the priorities indicated:

                    (i) first, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, any remaining applicable Interest Distribution Amount for such Distribution Date;

                    (ii) second, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, any remaining Class Unpaid Interest Amounts for the classes of Guaranteed Certificates;

                    (iii) third, to the extent not paid by Trustee Permitted Withdrawal Amounts, expenses and indemnity amounts due and owing to the Trustee;

                    (iv) fourth, to fund the Extra Principal Distribution Amount for such Distribution Date;

                    (v) fifth, to the Class M-1 Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                    (vi) sixth, to the Class M-1 Certificates, any remaining Unpaid Interest Amount for the Class M-1 Certificates;

                    (vii)   seventh,   to  fund  the  Class  M-1  Realized  Loss
          Amortization Amount for that Distribution Date;

                    (viii) eighth, to the Class M-2 Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                    (ix) ninth, to the Class M-2 Certificates, any remaining Unpaid Interest Amount for the Class M-2 Certificates;

                    (x) tenth, to fund the Class M-2 Realized Loss Amortization Amount for that Distribution Date;

                    (xi) eleventh, to the Class B Certificates, any remaining Interest Distribution Amount for that Distribution Date;

                    (xii) twelfth, to the Class B Certificates, any remaining Unpaid Interest Amount for the Class B Certificates;

                    (xiii) thirteenth, to fund the Class B Realized Loss Amortization Amount for that Distribution Date;

                    (xiv) fourteenth, for deposit into the Net WAC Cap Account, the Net WAC Cap Deposit Amount;

                    (xv) fifteenth,  to the Class X Certificates,  the excess of
          (A) the sum of (1) the product of their notional balance and Pass-Through Rate as provided in the Preliminary Statement and (2) the amount, if any, of any Overcollateralization Release Amount for such Distribution Date, over (B) the sum of the amounts described in clauses (i) through (xiii) above; and

                    (xvi) sixteenth, to the Class R Certificates, any remaining Monthly Excess Cashflow Amount.

          (e) Realized Losses shall be allocated first against the Overcollateralization Amount, until the Overcollateralization Amount has been reduced to zero. If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Class Certificate Balance of the Offered Certificates exceeds the Pool Principal Balance as of the end of the related Due Period, such excess will be allocated against the Class B, Class M-2 and Class M-1 Certificates, in that order and until the respective Class Certificate Balances thereof are reduced to zero.

          (f) On each Distribution Date, following all distributions, deposits and allocations made pursuant to subsections (a) through (e) above, the Trustee shall distribute, pro rata, to the Class AF-1 and Class AV-1 Certificates, the applicable Net WAC Cap Carryover for such Distribution Date, if any, from the Net WAC Cap Account (to the extent of available funds therein).

          (g) On each Distribution Date, following all distributions and deposits made pursuant to subsections (a) through (f), the Trustee will withdraw from the Reserve Fund (to the extent of available funds therein) an amount sufficient to pay the following items, and shall distribute such amount in the following order of priority:

                    (i) first, to pay, the Interest Distribution Amount payable to the Class AV-1 Certificates, to the extent not covered by Available Funds (including payments from the Net WAC Cap Account); and

                    (ii) second, to pay to the Class AV-1 Certificates, the Group II Principal Percentage of the Principal Distribution Amount or Senior Principal Distribution Amount, as applicable, to the extent not covered by Available Funds.

          (h) On each Distribution Date, following all distributions and deposits made pursuant to subsections (a) through (g) above, the Trustee will withdraw from the Reserve Fund any amounts remaining therein and shall distribute such amounts to pay the following items, in the following order of priority:

                    (i) first, to the Class AV-1 Certificates, to pay any remaining Net WAC Cap Carryover for the Class AV-1 Certificates, to the extent not paid out of the Net WAC Cap Account on such Distribution Date; and

                    (ii) second, to the holders of the Class X Certificates.

          SECTION 4.03. Monthly Statements to Certificateholders.
          -------------------------------------------------------

          (a) Not later than 12:00 p.m. New York time on each Distribution Date, the Trustee shall post on its website at www.jpmorgan.com/absmbs, which posting shall be accessible to each Certificateholder, the Guarantor, the Servicer, the Depositor and each Rating Agency, a statement setting forth with respect to the related distribution (provided, however, that the Guarantor and each Certificateholder, upon request to the Trustee, shall be entitled to receive from the Trustee a paper copy of such statement if such Certificateholder is unable to access the Trustee's website):

                    (i) with respect to each Group, the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

                    (ii) the amount thereof allocable to interest, any Class Unpaid Interest Amount included in such distribution and any remaining Class Unpaid Interest Amount after giving effect to such distribution;

                    (iii) if the distribution to the Holders of a Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

                    (iv)  the  Class  Certificate   Balance  of  each  Class  of
          Certificates after giving effect to the distribution of principal on such Distribution Date;

                    (v) the Pool Principal Balance and the Group Principal Balances for the following Distribution Date;

                    (vi) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

                    (vii) the Pass-Through Rate for each Class of Offered Certificates with respect to such Distribution Date;

                    (viii) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

                    (ix) with respect to each Group, the number and aggregate principal amounts of Loans (A) contractually past due (assuming 30 day months) (exclusive of Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and
          (4) 91 or more days, as of the close of business on the last day of the Prepayment Period preceding such Distribution Date;

                    (x) with respect to each Group and with respect to any Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Loan as of the close of business on the last day of the Prepayment Period preceding such Distribution Date and the date of acquisition thereof;

                    (xi) with respect to each Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the last day of the Prepayment Period preceding such Distribution Date;

                    (xii) with respect to each Group, the amount equal to the sum of the Stated Principal Balances of the three Loans with the largest individual Stated Principal Balances;

                    (xiii) with respect to the Class AF-1 Certificates, Class AV-1 Certificates, the amount of the Net WAC Cap Carryover to be paid to such Class from the Net WAC Cap Account and the amount remaining unpaid;

                    (xiv) with respect to each Group, the aggregate principal balance of Balloon Loans with original terms less than or equal to 36 months which are 60 or more days contractually past due (assuming 30 day months) (including Loans in foreclosure and REO Properties) on the last day of the Prepayment Period preceding such Distribution Date;

                    (xv) with respect to each Group, the cumulative aggregate amount of Realized Losses as of the last day of the Prepayment Period preceding such Distribution Date;

                    (xvi) with respect to the Class AV-1 Certificates, the amount of funds withdrawn from the Reserve Fund and included in such distribution and the outstanding balance of the Reserve Fund after giving effect to such distribution;

                    (xvii)  with  respect  to each  Group,  the  number of Loans
          repurchased   by  Sellers  during  the  Due  Period  related  to  such
          Distribution Date;

                    (xviii) with respect to each Group, the weighted average Mortgage Rate of the Outstanding Loans, such weighted average to be calculated based on the principal balances of such Outstanding Loans on the first day of the Due Period related to such Distribution Date;

                    (xix) with respect to each Group, the weighted average maturity date of the Outstanding Loans;

                    (xx) the Targeted Overcollateralization Amount after giving effect to such distribution;

                    (xxi) the amount of any Overcollateralization Release Amount included in the distribution on such Distribution Date;

                    (xxii) with respect to each Group, the cumulative amount of Realized Losses from the Cut-off Date through the last day of the Due Period relating to such Distribution Date;

                    (xxiii) any Overcollateralization Deficiency after giving effect to the distribution of principal on such Distribution Date;

                    (xxiv)   whether  a  Trigger   Event  has  occurred  and  is
          continuing, and the cumulative Realized Losses, as a percentage of the original Pool Principal Balance;

                    (xxv) the aggregate amount of 60+ Day Delinquent Loans as a percentage of the current Pool Principal Balance;

                    (xxvi) the amount of funds collected by the Trustee under the Yield Maintenance Agreement during the Due Period relating to such Distribution Date;

                    (xxvii) the Guarantor's Monthly Fee to be paid to the Guarantor with respect to the Guaranteed Certificates for such Distribution Date;

                    (xxviii) to the extent that the Trustee and/or the Servicer possess such information, such other information as the Guarantor may reasonably request in such format as reasonably requested by the Guarantor and any other information that is required by the Code and regulations thereunder to be made available to Certificateholders.

          (b) The Trustee's responsibility for posting the above information on its website is limited to the availability, timeliness and accuracy of the information provided by the Servicer. On or before the Loan Data Remittance Date, commencing on November 13, 2002, the Servicer shall deliver to the Trustee a report, in a form acceptable to the Trustee, containing all of the necessary information for the Trustee to complete items (i), (v), (vi), (viii)-(xii),
(xiv), (xv), (xvii)-(xix), (xxii) and (xxviii) of the statement described in (a) above. The Trustee shall be responsible for obtaining the necessary information to complete items (ii), (iii), (iv), (vii), (xiii), (xvi), (xx), (xxi), (xxiii)-(xxviii) of the statement described in (a) above.

          (c) Within a reasonable period of time after the end of each calendar year, but in no case later than the time prescribed by the Code and applicable Treasury regulations, the Trustee shall cause to be furnished to the Guarantor and each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses
(a)(i), (a)(ii), (a)(vii) and (a)(xiii) of this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          (d) By not later than the third Distribution Date, the Trustee shall confirm to the Guarantor, to the extent such data is available in the Information Circular or provided to the Trustee from the Underwriter or the Guarantor, that the models used to calculate (A) the cash flows provided to the Trustee and the Guarantor by the Underwriter with respect to the Offered Certificates, (B) the weighted average lives and yields set forth in the Information Circular with respect to the Offered Certificates and (C) the credit enhancement default analysis prepared by the Guarantor and provided to the Trustee with respect to the Offered Certificates are consistent with the model the Trustee is using for the calculations that the Trustee is required to make pursuant to
Section 4.02.

          SECTION 4.04. Reporting.
          ------------------------

          On each Distribution Date, the Servicer shall provide to the Trustee current information of the type set forth in Schedule I hereto presented in a format substantially similar to Exhibit K attached hereto and the Trustee shall then forward such information to a reporting service mutually agreed upon by the Servicer and the Trustee.

          SECTION 4.05. Loan Data Remittance Report.
          ------------------------------------------

          On each Loan Data Remittance Date, the Servicer shall furnish a complete and accurate report to the Guarantor in the form attached as Exhibit M to this Agreement (the "Loan Data Remittance Report") by electronic medium as agreed to by the Servicer and the Guarantor. If in any month the Servicer fails to provide the Guarantor the Loan Data Remittance Report on or prior to the Loan Data Remittance Date or if such report is deemed to be materially incomplete or inaccurate by the Guarantor, the Servicer shall pay to the Guarantor the following amounts: (i) upon the first such failure in any two year period, $0;
(ii) upon the second such failure in any two year period, $750 and (iii) upon the third such failure in any two year period, $1,000. Upon the fourth such failure in any two year period to provide the Loan Data Remittance Report to the Guarantor pursuant to this Section 4.05, the Guarantor may, at its option, perform a Servicing Audit.

          SECTION 4.06. Trustee Remittance Report.
          ----------------------------------------

          (a) On each Trustee Reporting Date, the Trustee shall furnish a report to the Guarantor in the form attached as Exhibit N to this Agreement (together with a statement containing the information that is required to be included in the statement to be prepared by the Trustee pursuant to Section 4.03) (the "Trustee Remittance Report") to the Guarantor by electronic medium as agreed to by the Trustee and the Guarantor.

          (b) Subject to Section 4.06(d) below, if in any month the Trustee fails to deliver the Trustee Remittance Report on the related Trustee Reporting Date, the Guarantor shall use its best efforts to determine the amount of any required Guarantor Payment. If on any Distribution Date the Guarantor makes any Guarantor Payment as a result of such failure of the Trustee to deliver the Trustee Remittance Report, the Trustee shall pay the Guarantor from its own funds (not from the proceeds of the Trust Fund), not later than four (4) Business Day following such Distribution Date, a $100 fee plus an amount equal to the product of (i) the principal portion of such Guarantor Payment, (ii) a percentage equal to (A) the Prime Rate plus 2.00% divided by (B) 365 and (iii) the number of days between the Trustee Reporting Date and the date on which the Guarantor received the Trustee Remittance Report.

          (c) Subject to Section 4.06(d) below, if in any month the Trustee fails to provide the Guarantor the Trustee Remittance Report on or prior to the Trustee Reporting Date, the Trustee shall pay to the Guarantor the following amounts: (i) upon the first such failure in any two year period, $0; (ii) upon the second such failure in any two year period, $750 and (iii) upon the third such failure in any two year period, $1,000. Upon the fourth such failure in any two year period to provide the Trustee Remittance Report to the Guarantor pursuant to this Section 4.06, the Guarantor may, at its option, remove the Trustee for cause.

          (d) Notwithstanding the foregoing, the Trustee shall have no responsibility or liability (including removal as Trustee) under paragraphs (b) and (c) of this Section 4.06 if the Trustee's failure to timely deliver the Trustee Remittance Report is due to the failure of the Servicer to furnish the Trustee with a report in accordance with Section
4.03. If the Trustee's failure to timely deliver the Trustee Remittance Report is due to the failure of the Servicer to furnish the Trustee with a report in accordance with Section 4.03, the Servicer shall pay to the Guarantor the amount set forth in Section 4.06(b) and 4.06(c) above.

                                    ARTICLE V

                                THE CERTIFICATES

          SECTION 5.01. The Certificates.
          -------------------------------

          The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

          Subject to Section 9.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (a) by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance or Percentage Interest of any Class of Certificates or (B) Certificates of any Class with an aggregate principal Denomination of not less than $1,000,000 or (b) by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

          SECTION  5.02.  Certificate  Register;  Registration  of Transfer  and
          ----------------------------------------------------------------------
          Exchange of Certificates.
          -------------------------

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in the form of Exhibit G duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) Except for the initial transfer of the Guaranteed Certificates, Class X Certificates and Class R Certificates, no transfer of a Guaranteed Certificate, Class X Certificate or Class R Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, (i) the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer, the Certificateholder by delivering a certificate in substantially the form set forth in Exhibit G (the "Transferor Certificate") and the Certificateholder's prospective transferee by delivering a letter in substantially the form of either Exhibit H (the "Investment Letter") or Exhibit I (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Guaranteed Certificate, Class X Certificate or Class R Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Guaranteed Certificate, Class X Certificate or Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Sellers, the Guarantor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received (i) a representation letter from the transferee substantially in the form of Exhibit H or Exhibit I, to the effect that (x) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement, nor using the assets of any such plan or arrangement to effect such transfer or (y) if the purchaser is an insurance company and the ERISA Restricted Certificate is not a

Class R Certificate and has been the subject of an ERISA Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (ii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

          To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

          No transfer of a Class AV-1 Certificate shall be made to an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code (a "Plan") unless the Trustee shall have received a representation letter from the transferee substantially to the effect that the Plan is a Plan investor or group of Plan investors on whose behalf the decision to purchase the Class AV-1 Certificate is made by an independent fiduciary that is (i) qualified to analyze and understand the terms and conditions of the Yield Maintenance Agreement and the effect of the Yield Maintenance Agreement on the credit ratings of the Class AV-1 Certificates and
(ii) a "qualified professional asset manager," as defined in Part V(a) of Prohibited Transaction Class Exemption 84-14, an "in-house asset manager" as defined in Part IV(a) of Prohibited Transaction Class Exemption 96-22 or a Plan fiduciary with total Plan and non-Plan assets under management of at least $100 million at the time of the acquisition of the Class AV-1 Certificates. Notwithstanding the foregoing, with respect to any transfer of a Class AV-1 Certificate that is held in book-entry form, the transferee shall be deemed to have made the representations in clauses (i) and (ii) in the preceding sentence.

          (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                    (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                    (ii) No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class

          R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit F.

                    (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                    (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                    (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Sellers or the Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as one or more REMICs at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (A) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (B) to provide for a means to compel the Transfer of a Class R Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

          (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Beneficial Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Beneficial Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository
Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Beneficial Owners.

          All transfers by Beneficial Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Beneficial Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Beneficial Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          If (x) (i) the Servicer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee is unable to locate a qualified successor, (y) the Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default or the resignation or removal of the Servicer, Beneficial Owners representing at least 51% of the sum of the then outstanding Class Certificate Balance of all Book-Entry Certificates together advise the Depository, either directly or through the Depository Participants, in writing (with instructions to notify the Trustee in writing) that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners. Upon the occurrence of any of the events described in the immediately preceding sentence, the Trustee shall notify all Beneficial Owners of the occurrence of any such event and of the availability through the Depository of definitive, fully-registered Certificates (the "Definitive Certificates") to Beneficial Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

          SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.
          ----------------------------------------------------------------

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Servicer, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04. Persons Deemed Owners.
          ------------------------------------

          The Servicer, the Guarantor, the Trustee and any agent of the Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

          SECTION  5.05.  Access  to  List  of  Certificateholders'   Names  and
          ----------------------------------------------------------------------
          Addresses.
          ----------

          If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the
Depositor or Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every
Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          SECTION 5.06. Maintenance of Office or Agency.
          ----------------------------------------------

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                   ARTICLE VI

                         THE DEPOSITOR AND THE SERVICER

          SECTION  6.01.  Respective   Liabilities  of  the  Depositor  and  the
          ----------------------------------------------------------------------
          Servicer.
          ---------

          The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION  6.02.  Merger  or  Consolidation  of  the  Depositor  or  the
          ----------------------------------------------------------------------
          Servicer.
          ---------

          The Depositor and the Servicer will each keep in full effect their respective existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve their respective qualifications to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or Freddie Mac and shall be reasonably acceptable to the Guarantor.

          SECTION 6.03.  Limitation on Liability of the Depositor,  the Sellers,
          ----------------------------------------------------------------------
          the Servicer and Others.
          ------------------------

          None of the Depositor, the Sellers, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Sellers or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Sellers, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Sellers, the Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Sellers, the Servicer and any director, officer, employee or agent of the Depositor, the Sellers or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Sellers, the Servicer and the Guarantor any director, officer, employee or agent of the Depositor, the Sellers, the Servicer or the Guarantor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Loan or Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Sellers or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Sellers or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Sellers and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

          SECTION 6.04. Limitation on Resignation of Servicer.
          ----------------------------------------------------

          The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer acceptable to the Guarantor and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Subordinate Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer reasonably acceptable to the Guarantor shall have assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder.

          SECTION 6.05. Indemnification.
          ------------------------------

          The Servicer agrees to indemnify and hold the Trustee, the Depositor, the Guarantor and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the Guarantor or any Certificateholder may sustain directly resulting from the negligence or willful misconduct of the Servicer in the performance of its duties hereunder or in the servicing of the Loans in compliance with the terms of this Agreement. The Servicer shall not be liable or responsible for any of the representations, covenants, warranties, responsibilities, duties or liabilities of any prior servicer. The Servicer shall immediately notify the Trustee, the Depositor, the Guarantor and each Certificateholder if a claim is made by a third party for which any of such parties could require indemnification from the Servicer under this Section 6.05, and the Servicer shall assume (with the consent of the Trustee and the Guarantor) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any non-appealable, final judgment or decree which may be entered against the Servicer, the Trustee, the Depositor, the Guarantor and/or the Certificateholder in respect of such claim. The indemnity provided for in this
Section 6.05 shall survive the termination of the Agreement.

          SECTION 6.06 Liability of the Servicer.
          ---------------------------------------

          Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Guarantor and the Certificateholders for the servicing and administering of the Loans in accordance with the provisions of Article III without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans. The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                                   ARTICLE VII

                                     DEFAULT

          SECTION 7.01. Events of Default.
          --------------------------------

          "Event of Default," wherever used herein, means any one of the following events:

                    (i) any failure by the Servicer to deposit in the Certificate Account or remit to the Trustee any payment (other than a payment required to be made under Section 4.01 hereof) required to be made with respect to any Class of Certificates under the terms of this Agreement, which failure shall continue unremedied for one Business Day after the date upon which written notice of such failure shall have been given (a) to the Servicer by the Trustee or the Depositor or
          (b) to the Servicer, the Depositor and the Trustee by the Guarantor or the Holders of Certificates of such Class evidencing not less than 25% of the Voting Rights allocated to such Class;

                    (ii) any failure by the Servicer to duly observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been given (a) to the Servicer by the Trustee or the Depositor or (b) to the Servicer, the Depositor and the Trustee by the Guarantor or the Holders of Certificates of any Class evidencing not less than 25% of the Voting Rights allocated to such Class;

                    (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days;

                    (iv) the Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer;

                    (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                    (vi) so long as the Servicer is a Seller, any failure by any Seller to observe or perform in any material respect any of the other covenants or agreements on the part of any Seller contained in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been given to such Seller by the Trustee or the Depositor, or to such Seller and the Trustee by the Guarantor or the Holders of Certificates of any Class evidencing not less than 25% of the Voting Rights allocated to such Class; or

                    (vii) any failure of the Servicer to make any Advance in the manner and at the time required to be made pursuant to Section 4.01 which continues unremedied for a period of one Business Day after the date of such failure.

                    (viii) at the Guarantor's option, if, following completion of a Servicing Audit, Guarantor has made a reasonable good faith determination that the then current Servicing Practice materially and adversely affects the interests of the Certificateholders and the Guarantor under this Agreement, and such deficiency in Servicing Practice has not been remedied within a period of sixty (60) days after the date on which written notice of such deficiency shall have been given to the Servicer by the Guarantor (with a copy to the Trustee).

          If an Event of Default described in clauses (i) to (viii) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the direction of the Guarantor or at the direction of the Holders of Certificates of any Class evidencing not less than 25% of the Voting Rights allocated to such Class and with the consent of the Guarantor, by notice in writing to the Servicer (with a copy to each Rating Agency) shall, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Servicer of such written notice, all authority and power of the Servicer hereunder, whether with respect to the Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall, subject to 3.04 hereof, thereupon make any Advance described in clause (vii) hereof. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to Article VIII. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Loans.

          The Trustee shall be entitled to be reimbursed from the Servicer (or by the Trust Fund if the Servicer does not fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Loans properly and effectively, costs reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, costs or expenses associated with the transfer of all servicing files and costs of amending the Agreement, if necessary. If the terminated Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust Fund and the Trustee shall be entitled to receive such reimbursement from amounts on deposit in the Certificate Account pursuant to Section 3.08(a)(vii)(B) or from the Distribution Account pursuant to Section 3.08(b)(i), as applicable, in an amount not to exceed the Trustee Permitted Withdrawal Amount and to receive all amounts in excess of the Trustee Permitted Withdrawal Amount pursuant to Section 4.02(d)(iii).

          Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Loan which was due prior to the notice terminating such Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii), and any other amounts payable to such Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          SECTION 7.02. Trustee to Act; Appointment of Successor.
          -------------------------------------------------------

          On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, subject to and to the extent provided in Section 3.04, be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section
4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Loans that the Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Subordinate Certificates by each Rating Agency as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor to the Servicer shall be approved by the Guarantor as evidenced by its prior written consent and shall be an institution which is a FNMA and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $10,000,000, and which is willing to service the Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under Section 6.03 hereof incurred prior to termination of the Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that no such delegation and assignment shall become effective unless each Rating Agency acknowledges that its rating of the Subordinate Certificates in effect immediately prior to such delegation and assignment will not be qualified or reduced as a result of such delegation and assignment. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to
Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to the Servicer as servicer shall give notice to the Mortgagors of such change of servicer.

          SECTION 7.03. Notification to Certificateholders.
          -------------------------------------------------

          (a)  Upon  any  termination  or  appointment  of a  successor  to  the
Servicer,   the  Trustee   shall  give   prompt   written   notice   thereof  to
Certificateholders, the Guarantor and to each Rating Agency.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and the Guarantor notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          SECTION 7.04. Survivability of Servicer Liabilities.
          ----------------------------------------------------

          Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

          SECTION 8.01. Duties of Trustee.
          --------------------------------

          The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and remains uncured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

          Unless an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder.

          The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts.

          The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or with the direction of the Guarantor or Holders of Certificates evidencing not less than 25% of the Voting Rights of the Certificates (with the Guarantor's consent) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          Subject to the other provisions of this Agreement and without limiting the generality of this Section 8.01, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this

Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Fund other than from funds available in the Certificate Account or (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; provided, however, that the provisions of this Section 8.01(iv) shall not apply during any period during which the Trustee is acting in the capacity of servicer.

          Notwithstanding anything contained in this Section 8.01 to the contrary, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct.

          SECTION 8.02 Certain Matters Affecting the Trustee.
          ---------------------------------------------------

          Except as otherwise provided in Section 8.01:

                    (i) the Trustee (acting as Trustee, Tax Matters Person or as agent of the Tax Matters Person for any REMIC) may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

                    (ii) the Trustee (acting as Trustee, Tax Matters Person or as agent of the Tax Matters Person for any REMIC) may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                    (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                    (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Guarantor or Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Trustee and shall be repaid pursuant to Section 4.02(a)(ii) hereof;

                    (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants, custodians or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, accountant, custodian or attorney appointed by the Trustee with due care;

                    (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of the Servicer in accordance with the terms of this Agreement;

                    (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

                    (viii) the Trustee shall not be required to take notice or be deemed to have knowledge of any Event of Default (except an event of nonpayment by the Servicer) until a Responsible Officer of the Trustee shall have received written notice thereof, and in the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default;

                    (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the Guarantor or any of the Certificateholders, pursuant to the provisions of this Agreement, unless the Guarantor or such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

                    (x) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

                    (xi) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

                    (xii) anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

          SECTION 8.03. Trustee Not Liable for Certificates or Loans.
          -----------------------------------------------------------

          The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Sellers, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Loan or related document other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any of the Certificates or of the proceeds of such Certificates or for the use and application of any funds paid to the Depositor or the Servicer in respect of the Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Servicer. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder; provided, however, that the foregoing language shall not apply to the Trustee's obligations under this Agreement.

          SECTION 8.04. Trustee May Own Certificates.
          -------------------------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates, and may otherwise deal with the parties hereto with the same rights as it would have if it were not the Trustee.

          SECTION 8.05. Trustee's Fees and Expenses.
          ------------------------------------------

          The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and expenses for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees)
(i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to the following: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

          SECTION 8.06. Eligibility Requirements for Trustee.
          ---------------------------------------------------

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Subordinate Certificates (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Servicer other than the Trustee in its role as successor to the Servicer.

          SECTION 8.07. Resignation and Removal of Trustee.
          -------------------------------------------------

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Guarantor and the Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section
8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor or the Guarantor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Servicer, with the consent of the Guarantor, may remove the Trustee, and shall, within 30 days after such removal, appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Servicer and one copy to the successor trustee.

          The Holders of Certificates entitled to at least 51% of the Voting Rights with the prior written consent of the Guarantor may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by the Guarantor or such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor trustee to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

          Notwithstanding anything to the contrary set forth herein, the Trustee may not be removed by the Depositor or the Certificateholders without the prior written consent of the Guarantor, which consent shall not be unreasonably withheld.

          If the Trustee resigns or is removed, the Guarantor may terminate any Paying Agent; provided, however, that any such termination of any Paying Agent shall not become effective until a successor trustee (or a successor Paying Agent on its behalf) shall have assumed in writing the duties of the terminated Paying Agent.

          SECTION 8.08. Successor Trustee.
          --------------------------------

          Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No  successor  trustee  shall accept  appointment  as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof, is approved in writing by the Guarantor and its appointment shall not adversely affect the then current rating of the Subordinate Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 8.09. Merger or Consolidation of Trustee.
          -------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.
          ------------------------------------------------------------

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the prior written approval of the Servicer and the Guarantor. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i) to the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                    (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

                    (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee, with the consent of the Guarantor; and

                    (iv) the Servicer,  and not the Trustee, shall be liable for
          the   payment   of   reasonable   compensation,    reimbursement   and
          indemnification to any such separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer, the Guarantor and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11. Tax Matters.
          --------------------------

          It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of each

REMIC created hereunder and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Forms 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC created hereunder, containing such information and at the times and in the manner as may be required by the Code or regulations, rules or procedures issued under the Code, or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the prepayment assumption described in the Information Circular;
(e) provide  information  necessary  for the  computation  of tax imposed on the transfer of a Class R Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a non-Permitted Transferee, or a pass-through entity in which a non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax, but the Trustee shall remain obligated to timely provide such information even if such Person fails to pay these costs); (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the REMIC status of each REMIC created hereunder under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any of the REMICs created hereunder; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on each REMIC created hereunder prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to each REMIC created hereunder, including, but not limited to, the income, expenses, assets, and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent each REMIC created hereunder in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing
authority,   provided  that  to  the  extent  such  representation  affects  the
Guarantor's obligations hereunder, the Trustee agrees to consult with the Guarantor and accommodate the Guarantor's reasonable requests, request an administrative adjustment as to any taxable year of each REMIC created hereunder, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of each REMIC created hereunder, and otherwise act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving it.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          If any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of any REMIC created hereunder as defined in
Section 860G(c) of the Code, on any contribution to any REMIC created hereunder after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax and all other related costs shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Servicer, or if such tax arises out of or results from a breach by the Servicer or a Seller of any of their obligations under this Agreement, (iii) the Sellers, if any tax arises out of or results from any Seller's obligation to repurchase a Loan pursuant to Section 2.02 or 2.03 or
(iv) in all other cases, or if the Trustee, the Servicer or a Seller fails to honor its obligations under the preceding clause (i),(ii) or (iii), such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.08(b).

          SECTION 8.12. Periodic Filings.
          -------------------------------

          The Depositor shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934. In connection with the preparation and filing of such periodic reports, the Servicer shall timely provide to the Depositor all material information available to it which is required to be included in such reports and not known to it to be in the possession of the Depositor and such other information as the Depositor reasonably may request from it and otherwise reasonably shall cooperate with the Depositor. The Depositor shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Depositor's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

          SECTION 8.13. Appointment of Custodians.
          ----------------------------------------

          The Trustee may, with the consent of the Servicer and the Guarantor, appoint one or more custodians (each, a "Custodian") to hold all or a portion of the Trustee's Mortgage Files as agent for the Trustee, by entering into a custodial agreement ("Custodial Agreement"). The Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Guarantor. The Trustee shall be liable for the fees of any Custodian appointed hereunder. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Trustee's Mortgage File.

          SECTION  8.14.  Trustee  May  Enforce  Claims  Without  Possession  of
          ----------------------------------------------------------------------
          Certificates.
          -------------

          All  rights  of  action  and  claims  under  this   Agreement  or  the
Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Guarantor or the Certificateholders in respect of which such judgment has been recovered.

          The Trustee shall afford the Sellers, the Depositor, the Servicer, the Guarantor and each Certificateholder, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Sellers, the Depositor, the Servicer, the Guarantor, and each Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Sellers, the Servicer, the Depositor, the Guarantor and such Certificateholder and shall make available to the Sellers, the Servicer, the Depositor, the Guarantor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Sellers, the Depositor, the Servicer, the Guarantor and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

          SECTION 8.15. Suits for Enforcement.
          ------------------------------------

          In case an Event of Default or other default by the Servicer hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Guarantor and the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee, the Guarantor or the Certificateholders.

                                   ARTICLE IX

                                   TERMINATION

          SECTION 9.01. Termination upon Liquidation or Purchase of all Loans.
          --------------------------------------------------------------------

          Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Servicer, the Guarantor and the Trustee created hereby with respect to the Trust Fund shall terminate upon the later to occur of (I) the payment in full of all amounts owing to the Guarantor unless the Guarantor shall otherwise consent and (II) the earlier to occur of (a) the purchase by the Servicer of all Loans (and REO Properties) remaining in the Trust Fund at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Loan plus accrued and unpaid interest thereon at the applicable Mortgage Rate and
(ii) 100% of the Stated Principal Balance of each Loan related to any REO Property plus accrued and unpaid interest thereon at the applicable Mortgage Rate (the "Termination Price"); provided, however, that in no event shall the Termination Price be less than (1) with respect to the Offered Certificates, 100% of their then outstanding principal balance, (2) with respect to the Offered Certificates, any accrued and unpaid interest thereon at the applicable Pass-Through Rate (including any Class Unpaid Interest Amounts) and (3) with respect to the Class AF-1 and Class AV-1 Certificates, any accrued and unpaid Net WAC Cap Carryover as of such Distribution Date, or (b) the later of (i) the maturity or other liquidation of the last Loan remaining in the Trust Fund (or any Advance with respect thereto) and the disposition of all REO Property and
(ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of

Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof or (ii) the Latest Possible Maturity Date. The right to purchase all Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Pool Principal Balance, at the time of any such repurchase, aggregating less than ten percent (10%) of the Cut-off Date Pool Principal Balance. If the Servicer elects to exercise its purchase right pursuant to clause (a) above, the Servicer's right to reimbursement from the Trust Fund for any Advances previously made on the Loans being purchased shall terminate as of the date the purchase of the Loans and REO Properties is completed.

          SECTION 9.02. Final Distribution on the Certificates.
          -----------------------------------------------------

          If on any Determination Date, the Servicer determines that there are no Outstanding Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Servicer shall notify the Depositor, the Guarantor and the Trustee of the date the Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Loans and REO Properties.

          Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 10th day and not later than the 15th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

          In the event such notice is given, the Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Servicer the Mortgage Files for the Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 4.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to the Offered Certificates, the Class Certificate Balance of each Class thereof plus accrued interest thereon and (ii) as to the Class R Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

          SECTION 9.03. Additional Termination Requirements.
          --------------------------------------------------

          (a) In the event the Servicer exercises its purchase option as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC created hereunder as defined in section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                    (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 9.02, the Servicer shall prepare and the Trustee, at the expense of the Tax Matters Person, shall adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

                    (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash in accordance with Section 9.01.

          (b) The Trustee as agent for each REMIC created hereunder hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Servicer.

          (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

          SECTION 10.01. Amendment.
          -------------------------

          This Agreement may be amended from time to time by the Depositor, the Sellers, the Servicer and the Trustee with the consent of the Guarantor, but without the consent of any of the Certificateholders, (a) to cure any ambiguity,
(b) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (c) to make any other revisions relating to matters or questions arising under this Agreement, provided that any such revisions shall not be inconsistent with the provisions of this Agreement or (d) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of the Trust Fund as one or more REMICs under the Code or (ii) avoid or minimize the risk of imposition of any tax on any REMIC; provided that, (x) in the case of clauses
(a) - (c), that amendment will not adversely affect in any material respect the interests of any Certificateholders covered by this Agreement as evidenced either by an Opinion of Counsel to that effect or the delivery to the Trustee of written notification from each Rating Agency that provides, at the request of the Depositor, a rating for the Subordinate Certificates, of the related series to the effect that that amendment or supplement will not cause that Rating Agency to lower or withdraw the then current rating assigned to those Certificates, and (y) in the case of clause (d), the Trustee has received an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Trust Fund) to the effect that the amendment is necessary or helpful to (i) maintain the qualification of the Trust Fund as one or more REMICs under the Code or (ii) avoid or minimize the risk of imposition of any tax on any REMIC, as applicable.

          This Agreement may also be amended from time to time by the Depositor, the Sellers, the Servicer and the Trustee with the consent of the Guarantor and the Holders of Percentage Interests of at least 66% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate or (b) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Trust Fund) to the effect that such amendment will not cause the Trust Fund to fail to qualify as one or more REMICs at any time that any Certificates are outstanding. Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (which opinion shall not be at the expense of the Trustee or the Trust
Fund) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee's own rights, duties or immunities under this Agreement.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders or the Guarantor, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, the Guarantor and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders or the Guarantor shall be subject to such reasonable regulations as the Trustee may prescribe.

          SECTION 10.02. Recordation of Agreement; Counterparts.
          ------------------------------------------------------

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or the Guarantor.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts, taken together, shall constitute one and the same instrument.

          SECTION 10.03. Governing Law.
          -----------------------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04. Intention of Parties.
          ------------------------------------

          It is the express intent of the parties hereto that the conveyance of the Loans by the Sellers to the Depositor pursuant to Article II of this Agreement be, and be construed as, an absolute sale thereof to the Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Sellers to the Depositor to secure a borrowing by the Sellers from the Depositor. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Sellers or any one of them, or if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Depositor to the Sellers or any one of them, then and only then (i) this Agreement shall be deemed, effective as of September 30, 2002, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Sellers to the Depositor provided for in this Agreement shall be deemed, effective as of September 30, 2002, to be an assignment and a grant by the Sellers to the Depositor, and each of the Sellers does hereby grant and assign to the Depositor, a security interest in, and lien upon, all of the assets that constitute the Collateral, whether now owned or hereafter acquired.

          The Sellers, for the benefit of the Depositor, shall, in connection with the perfection of the security interest described in the preceding paragraph of this Section 10.04, deliver to the Depositor on the Closing Date the financing statements described in Schedule IV. The Sellers shall also arrange for the delivery to the Depositor of any appropriate Uniform Commercial Code continuation statements as may be necessary or appropriate to continue the perfection of the security interest of the Depositor in the Collateral, whether now owned or hereafter acquired. The Sellers, for the benefit of the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Depositor to the Sellers or any one of them, then and only then (i) this Agreement shall be deemed, effective as of September 30, 2002, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Sellers to the Depositor provided for in this Agreement shall be deemed, effective as of September 30, 2002, to be an assignment and a grant by the Sellers to the Depositor, and each of the Sellers does hereby grant and assign to the Depositor, a security interest in, and lien upon, all of the assets that constitute the Collateral, whether now owned or hereafter acquired, such security interest shall be deemed to be a perfected security interest of first priority under applicable law, and will be maintained as such throughout the term of this Agreement. The Sellers shall arrange for filing any appropriate Uniform Commercial Code financing statements, continuation statements or other appropriate forms, notices or documents in connection with any security interest granted or assigned to the Depositor.

          The Depositor does hereby assign the security interest in and lien on the Collateral, whether now owned or hereafter acquired, to the Trustee for the benefit of the Certificateholders and the Guarantor. The Depositor shall arrange for filing of such Uniform Commercial Code financing statements as are necessary to effect the assignment of the security interest and lien to the Trustee for the benefit of the Certificateholders and the Guarantor.

          It is the express intent of the parties hereto that the conveyance of the Trust Fund by the Depositor to the Trustee pursuant to Article II of this Agreement be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee to secure a borrowing by the Depositor from the Trustee. However, in the event that, notwithstanding the intent of the parties, the assets constituting the Trust Fund are held to be the property of the Depositor, or if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Trustee to the Depositor, then and only then (i) this Agreement shall be deemed, effective as of September 30, 2002, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Depositor to the Trustee provided for in this Agreement shall be deemed, effective as of September 30, 2002, to be an assignment and a grant by the Depositor to the Trustee, and the Depositor does hereby grant and assign to the Trustee, for the benefit of the Certificateholders, a security interest in, and lien upon, all of the assets that constitute the Collateral, whether now owned or hereafter acquired.

          The Depositor, for the benefit of the Trustee, the Guarantor and the Certificateholders, shall, in connection with the perfection of the security interest described in the preceding paragraph of this Section 10.04, deliver to the Trustee on the Closing Date the financing statements described in Schedule
V. The Depositor shall also arrange for the delivery to the Trustee of any appropriate Uniform Commercial Code continuation statements as may be necessary or appropriate to continue the perfection of the security interest of the Trustee in the Trust Fund, and all of the proceeds thereof, whether now owned or hereafter acquired. The Depositor, for the benefit of the Trustee, the Guarantor and the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is held or deemed to constitute or have created a loan, lending transaction or an extension of credit by the Trustee to the Depositor, then and only then (i) this Agreement shall be deemed, effective as of September 30, 2002, to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance by the Depositor to the Trustee provided for in this Agreement shall be deemed, effective as of September 30, 2002, to be an assignment and a grant by the Depositor to the Trustee, and the Depositor does hereby grant and assign to the Trustee, for the benefit of the Certificateholders, a security interest in, and lien upon, all of the assets that constitute the Collateral, whether now owned or hereafter acquired, such security interest shall be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Servicer shall, within ten (10) days of the Closing Date, present to the appropriate filing offices in the jurisdictions set forth on Schedules IV and V all of the financing statements delivered on the Closing Date by the Sellers to the Depositor, delivered by the Depositor to the Trustee on the Closing Date and the financing statements delivered by the Depositor to the Trustee on the Closing Date. The Servicer shall arrange for filing any appropriate Uniform Commercial Code continuation statements or other appropriate forms, notices or documents in connection with any security interest granted or assigned to the Trustee.

          SECTION 10.05. Notices.
          -----------------------

          (a) The Trustee shall use its best efforts to promptly provide notice to the Guarantor, each Rating Agency and the Underwriter with respect to each of the following of which it has actual knowledge:

                    1. any material change or amendment to this Agreement;

                    2. the occurrence of any Event of Default that has not been cured;

                    3. the resignation or termination of the Servicer or the Trustee and the appointment of any successor;

                    4. the  repurchase  or  substitution  of Loans  pursuant  to
          Section 2.03; and

                    5. the final payment to Certificateholders.

          In addition, the Trustee shall promptly furnish to each Rating Agency and the Underwriter copies of the following:

                    1. each report to Certificateholders described in Section 4.03;

                    2. each  annual  statement  as to  compliance  described  in
          Section 3.15;

                    3. each annual independent public accountants' servicing report described in Section 3.16; and

                    4. any notice of a purchase of a Loan pursuant to Section 2.02, 2.03 or 3.11.

(b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses or such other addresses as may hereafter be furnished in writing to the Servicer and the Trustee: (a) in the case of the Depositor, Equity One ABS, Inc., 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810, Attention:
Chief Financial Officer, facsimile number: (302) 478-3667, (b) in the case of the Servicer, Equity One, Inc., 301 Lippincott Drive, Marlton, New Jersey 08053,
Attention: Chief Financial Officer, facsimile number: (856) 396-2710, (c) in the case of any of the Sellers, to that Seller at 301 Lippincott Drive, Marlton, New Jersey 08053, Attention: Chief Financial Officer, facsimile number: (856) 396-2710, (d) in the case of the Trustee, JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services, Equity One 2002-5, facsimile number: 212-623-5930, (e) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency, (f) in the case of the Underwriter, Wachovia Securities, Inc., One Wachovia Center, 301 South College Street, TW10,
Charlotte, NC 28288, Attention: Michael Ciuffo, facsimile number: (704) 383-8121, and (g) in the case of the Guarantor, Federal Home Loan Mortgage Corporation, 1551 Park Run Dr., Mailstop D2Q, McLean, VA 22102, Attention:
Richard Cooperstein , facsimile number: (571) 382-3377. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

(c) Notwithstanding any provision of this Agreement to the contrary, any notice to be given to the Servicer pursuant to Section 7.01 hereof, shall (i) clearly describe the underlying breach precipitating such notice and the consequences of a failure to cure such breach, (ii) be sent via certified mail, return receipt requested, to Chief Executive Officer, Chief Financial Officer and Executive Vice President at Equity One, Inc., 301 Lippincott Drive, Marlton, New Jersey 08053, or such other addressees as may hereafter be furnished in writing to the Trustee, and (iii) be deemed given when received.

          SECTION 10.06. Severability of Provisions.
          ------------------------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07. Assignment.
          --------------------------

          Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by the Servicer without the prior written consent of the Trustee, Guarantor and Depositor.

          SECTION 10.08. Limitation on Rights of Certificateholders.
          ----------------------------------------------------------

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.09. Inspection and Audit Rights.
          -------------------------------------------

          The Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor, the Guarantor or the Trustee during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Loans with its officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Servicer or the related Subservicer.

          SECTION 10.10. Certificates Nonassessable and Fully Paid.
          ---------------------------------------------------------

          It is the intention of the Depositor that neither the Guarantor nor the Certificateholders shall be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 10.11. The Closing.
          ---------------------------

          The closing of the transactions contemplated by this Agreement shall occur at 10:00 a.m. New York time on the Closing Date at the Closing Place.

          SECTION 10.12. Interpretation.
          ------------------------------

          Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to one gender includes all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or," (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (e) references to "hereunder," "hereof" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

          SECTION 10.13. Rights of Guarantor.
          -----------------------------------

          (a) By accepting ownership interest in its Certificates, each Holder of the Guaranteed Certificates agrees that the Guarantor shall be deemed to be the Certificateholder for all purposes (other than with respect to payment on the Certificates) and shall have the right to exercise all rights of the Holders of the Guaranteed Certificates without further consent of the Holders of the Guaranteed Certificates. In addition, each Holder of the Guaranteed Certificates agrees that such Holder may exercise the rights specifically enumerated in this Agreement only with the prior written consent of the Guarantor.

          (b) The Trustee shall not, without the Guarantor's consent or unless directed by the Guarantor, agree to any amendment pursuant Section 10.01 hereof; provided, however, that such consent shall not be unreasonably withheld. The Guarantor may, in writing to the Trustee, and in its sole discretion, renounce all or any of its rights to exercise the rights of the Holders of the Guaranteed

Certificates or any requirement for Guarantor's consent, for any period of time that Guarantor shall deem appropriate.

          (c) The Trustee shall hold the Collateral for the benefit of the Certificateholders and, until such time as the Class Certificate Balance of each class of Guaranteed Certificates has been reduced to zero and any Guarantor Reimbursement Amounts have been paid in full, for the benefit of the Guarantor. All references in this Agreement and in the Guaranteed Certificates to the benefit of the Holders of the Certificates shall be deemed to include the Guarantor. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Guarantor for action to preserve or enforce the Guarantor's rights or interests under this Agreement and the Guaranteed Certificates; provided, however, that prior to taking such action the Trustee shall be entitled to receive and rely upon an opinion of counsel addressed to the Trustee from counsel to the Guarantor stating that such action is not adverse to the interests of the Certificateholders and does not diminish the rights of the Certificateholders or impose additional burdens or restrictions on the Certificateholders.

          (d) The Servicer hereby acknowledges and agrees that it shall service the Loans for the benefit of the Certificateholders and, until such time as the Class Certificate Balance of each class of Guaranteed Certificates has been reduced to zero and any Guarantor Reimbursement Amounts have been paid in full, for the benefit of the Guarantor.

          (e) The Guarantor may, at any time and at its sole expense, during normal business hours, conduct a Servicing Audit upon reasonable advance notice to the Servicer.

          SECTION 10.14. No Partnership.
          ------------------------------

          Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Trustee and the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

          SECTION 10.15. Protection of Assets.
          ------------------------------------

          (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

                    (1) borrow money or issue debt;
                    (2) merge with another entity, reorganize, liquidate or sell assets;
                    (3) engage in any business or activities.

          (b) Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid and any Guarantor Reimbursement Amounts have been paid in full.

          SECTION 10.16. Execution of Yield Maintenance Agreement.
          --------------------------------------------------------

          The Depositor hereby directs the Trustee to enter into and execute the Yield Maintenance Agreement on the Closing Date on behalf of the Holders of the Class AV-1 Certificates. The Sellers, the Depositor, the Servicer and the
Holders of the Class AV-1 Certificates (by their acceptance of such Certificates) acknowledge that JPMorgan Chase Bank is entering into the Yield Maintenance Agreement solely in its capacity as Trustee of the Trust Fund and not in its individual capacity.

          SECTION 10.17. Benefits of Agreement.
          -------------------------------------

          Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the Guarantor and the other parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement. Notwithstanding the foregoing, any rights, benefits or obligations of the Guarantor under this Agreement, other than those relating to indemnification, shall expire on the Distribution Date on which all amounts due and owing to the Guaranteed Certificates and any Guarantor Reimbursements have been paid in full.

          SECTION 10.18. Ratings.
          -----------------------

          On the Closing Date, the Rating Agencies will have assigned the Offered Certificates the following ratings (without taking into account the Guarantee):

                        Standard &
       Class              Poor's           Moody's           Fitch
-------------------- ----------------- ---------------- -----------------
       AF-1                AAA               Aaa              AAA
       AF-2                AAA               Aaa              AAA
       AF-3                AAA               Aaa              AAA
       AF-4                AAA               Aaa              AAA
       AV-1                AAA               Aaa              AAA
        M-1                 AA               Aa2               AA
        M-2                 A                A2                A
         B                 BBB              Baa2              BBB





                                   * * * * * *

          IN WITNESS WHEREOF, the Depositor, the Trustee, each of the Sellers and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                       EQUITY ONE ABS, INC., as Depositor


                       By: /s/ James H. Jenkins
                          ------------------------------------------------
                          James H. Jenkins, Senior Vice President and CFO

                       FEDERAL HOME LOAN MORTGAGE CORPORATION, as Guarantor


                       By: /s/ Richard L. Cooperstein
                          ------------------------------------------------
                          Name: Richard L. Cooperstein
                          Title: Vice President - Structured Transaction

                       JPMORGAN CHASE BANK, as Trustee


                       By: /s/ Aranka R. Paul
                          ------------------------------------------------
                          Aranka R. Paul, Assistant Vice President

                       EQUITY ONE, INC. (DE), as a Seller and Servicer


                       By: /s/ James H. Jenkins
                          ------------------------------------------------
                          James H. Jenkins, Senior Vice President and CFO

                       EQUITY ONE, INCORPORATED (PA), as a Seller


                       By: /s/ James H. Jenkins
                          ------------------------------------------------
                          James H. Jenkins, Senior Vice President and CFO

                       EQUITY ONE, INC. (MN), as a Seller


                       By: /s/ James H. Jenkins
                          ------------------------------------------------
                          James H. Jenkins, Senior Vice President and CFO

                       EQUITY ONE CONSUMER LOAN COMPANY, INC. (NH), as a Seller


                       By: /s/ James H. Jenkins
                          ------------------------------------------------
                          James H. Jenkins, Senior Vice President and CFO

                       POPULAR FINANCIAL SERVICES, LLC, as a Seller


                       By: /s/ James H. Jenkins
                          ------------------------------------------------
                          James H. Jenkins, Senior Vice President and CFO

                                   SCHEDULE I

                                  Loan Schedule

                                  SEE ATTACHED



                                     S-I-1

                                  SCHEDULE IIA

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

     Representations and Warranties of Equity One-Delaware
     -----------------------------------------------------

          Equity One-Delaware ("Seller") hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Guarantor and the Trustee, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this Schedule IIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

                    (1) Seller is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    (3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the charter or by-laws of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                                     S-IIA-1

                    (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

                    (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law; however, for financial reporting purposes Seller intends to treat this transaction as the incurrence of debt by Seller.

                    (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.




                                     S-IIA-2

                                  SCHEDULE IIB

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

      Representations and Warranties of Equity One-Minnesota
      ------------------------------------------------------

          Equity One-Minnesota ("Seller") hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Trustee and the Guarantor, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this Schedule IIB shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

                    (1) Seller is duly organized as a Minnesota corporation and is validly existing and in good standing under the laws of the State of Minnesota and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    (3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the charter or by-laws of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation

                                     S-IIB-1
          may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                    (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

                    (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law; however, for financial reporting purposes Seller intends to treat this transaction as the incurrence of debt by Seller.

                    (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.






                                     S-IIB-2

                                  SCHEDULE IIC

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

      Representations and Warranties of Equity One-New Hampshire
      ----------------------------------------------------------

          Equity One-New Hampshire ("Seller") hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor, the Trustee and the Guarantor, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this Schedule IIC shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

                    (1) Seller is duly organized as a New Hampshire corporation and is validly existing and in good standing under the laws of the State of New Hampshire and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    (3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the charter or by-laws of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation

                                     S-IIC-1
          may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                    (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

                    (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law; however, for financial reporting purposes Seller intends to treat this transaction as the incurrence of debt by Seller.

                    (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.




                                     S-IIC-2

                                  SCHEDULE IID

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

       Representations and Warranties of Equity One-Pennsylvania
       ---------------------------------------------------------

          Equity One-Pennsylvania ("Seller") hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee and the Guarantor, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this Schedule IID shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

                    (1) Seller is duly organized as a Pennsylvania corporation and is validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (2) Seller has the full corporate power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    (3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the charter or by-laws of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation

                                     S-IID-1
          may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                    (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

                    (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law; however, for financial reporting purposes Seller intends to treat this transaction as the incurrence of debt by Seller.

                    (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.






                                     S-IID-2

                                  SCHEDULE IIE

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

      Representations and Warranties of Popular Financial
      ---------------------------------------------------

          Popular Financial ("Seller") hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Trustee and the Guarantor, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by Seller. Capitalized terms used but not otherwise defined in this Schedule IIE shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

                    (1) Seller is duly formed as a Delaware limited liability company and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Loan and to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (2) Seller has the full power and authority to sell each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Seller the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    (3) The execution and delivery of the Agreement by Seller, the sale of the Loans by Seller under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Seller and will not (a) result in a material breach of any term or provision of the operating agreement of Seller or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Seller is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller; and Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or

                                     S-IIE-1
          violation may materially impair Seller's ability to perform or meet any of its obligations under the Agreement.

                    (4) No litigation is pending or, to the best of Seller's knowledge, threatened, against Seller that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Seller to sell the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of, or compliance by Seller with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Seller has obtained the same.

                    (6) Seller intends to treat the conveyance of the Loans to the Depositor as a sale under applicable law; however, for financial reporting purposes Seller intends to treat this transaction as the incurrence of debt by Seller.

                    (7) Seller is not insolvent nor is Seller aware of any pending insolvency, and Seller will not become insolvent as a result of its sale of the Loans under the Agreement, and Seller's sale of the Loans to the Depositor under the Agreement will not be made with any intent to hinder, delay or defraud any of its creditors.






                                     S-IIE-2

                                  SCHEDULE IIX

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

      Representations and Warranties of the Servicer
      ----------------------------------------------

          Equity-One Delaware, in its capacity as Servicer, hereby makes the representations and warranties set forth in this Schedule IIX to the Depositor, the Trustee and the Guarantor, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by the Seller(s). Capitalized terms used but not otherwise defined in this Schedule IIX shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

                    (1) Servicer is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Agreement to be conducted by Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to service the Loans in accordance with the terms of the Agreement and to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (2) Servicer has the full corporate power and authority to service each Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Agreement and has duly authorized by all necessary corporate action on the part of Servicer the execution, delivery and performance of the Agreement; and the Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Servicer, enforceable against Servicer in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    (3) The execution and delivery of the Agreement by Servicer, the servicing of the Loans by Servicer under the Agreement, the consummation of any other of the transactions contemplated by the Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Servicer and will not (a) result in a material breach of any term or provision of the charter or by-laws of Servicer or (b) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Servicer is a party or by which it may be bound or (c) constitute a material violation of any statute, order or regulation applicable to Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over Servicer; and Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or

                                     S-IIX-1
          violation may materially impair Servicer's ability to perform or meet any of its obligations under the Agreement.

                    (4) No litigation is pending or, to the best of Servicer's knowledge, threatened, against Servicer that would materially and adversely affect the execution, delivery or enforceability of the Agreement or the ability of Servicer to service the Loans or to perform any of its other obligations under the Agreement in accordance with the terms thereof.

                    (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Servicer of, or compliance by Servicer with, the Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Servicer has obtained the same.


                                     S-IIX-2

                                  SCHEDULE IIIA

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

      Loan Representations and Warranties of Equity One-Delaware
      ----------------------------------------------------------

          Equity One-Delaware ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Trustee and the Guarantor, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

1. The information set forth on Schedule I to the Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

2. No misrepresentation of a material fact or fraud in respect of the origination, modification or amendment of any Loan has taken place on the part of any person, including, without limitation, the related mortgagor, any appraiser, any builder or developer or any party involved in the origination of such Loan.

3. As of the Cut-off Date, no Loan was contractually past due (assuming 30 day months) for 60 or more days. In addition, not more than 0.56% (by principal balance) of the Group I Loans and 0.12% (by principal balance) of the Group II Loans set forth on Schedule I to the Agreement were 30 or more days contractually past due (assuming 30 day months). No more than 15.86% (by principal balance) of the Loans are Second Lien Loans.

4. Each Loan, as of the Closing Date, has an original term to maturity from the initial Due Date for such Loan of not more than 30 years. Each Mortgage Note, other than Mortgage Notes relating to Balloon Loans, will provide for a schedule of substantially level and equal monthly payments which are sufficient to amortize fully the principal balance of the related Loan over a period of time equal to the amortization period of such Mortgage Note.

5. No more than 12.76%, 22.37% and 57.03% of the Loans, based on the Cut-off Date Pool Principal Balance, had Combined Loan-to-Value Ratios at origination in excess of 95%, 90% and 80% respectively. No Loans had Combined Loan-to-Value Ratios at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

6. Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, (c) other matters to which like

                                    S-IIIA-1
     properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage and (d) in the case of a second lien, only to a first lien on such Mortgaged Property.


7. Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

8. Except with respect to liens released immediately prior to the transfers herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfers and assignments herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (each, an "Encumbrance"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfers and assignments herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Loan and the Trustee, as trustee for the benefit of the Certificateholders, will hold good, marketable and indefeasible title, to, and be the sole owner of, each Loan subject to no Encumbrances.

9. To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

10. As of the Closing Date, no Loan is the subject of foreclosure proceedings and, to the best of the Seller's knowledge, no obligor of any of the Loans has filed for bankruptcy protection.

11. No Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, to the best of Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

12. To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (17) below.

13. To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

14. Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

15. As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written

                                    S-IIIA-2
     instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

16. Except with respect to mortgages held through the MERS (R) System, each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Trustee) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded.

17. For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (6) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

18. To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

19. To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

20. Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

21. The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

                                    S-IIIA-3

22. There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor.

23. All amounts received with respect to any Loan after the Cut-off Date to which the Seller is not entitled will be deposited into the Certificate Account within two Business Days after the Closing Date.

24. The Seller has not transferred the Loans to the Depositor, and the Depositor has not transferred the Loans to the Trustee, with any intent to hinder, delay or defraud any of its creditors.

25. To the best of the Seller's knowledge, all parties which have had any interest in any Loan, whether as originator, mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were), with respect to the state wherein the Mortgage Property is located: (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or
     (D) not doing business in such state so as to require qualification or licensing, or (E) not otherwise required to be licensed in such state. To the best of Seller's knowledge, all parties which have had any interest in the Loan were in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state.

26. Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption. Upon default by a Mortgagor on a Loan and foreclosure on, or trustee's sale of, the related Mortgaged Property pursuant to the proper procedures, the holder of the Loan will be able to deliver good and marketable title to the Mortgaged Property.

27. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

28. Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or Freddie Mac, with such riders as have been acceptable to FNMA or Freddie Mac, as the case may be.

29. The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

30. There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

31. No Loan has a shared appreciation feature, or other contingent interest feature.

                                    S-IIIA-4

32.  Each Loan contains a customary "due on sale" clause.

33. To the best of Seller's knowledge: at the Closing Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (34) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

34. If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

35. There is no proceeding occurring, pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of any Mortgaged Property.

36. There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and neither the Seller, nor, to the best of Seller's knowledge, any other entity involved in originating or servicing a Loan, has waived any default, breach, violation or event of acceleration.

37. Each Mortgaged Property is improved by a one- to four-family residential dwelling including, without limitation, townhouses and condominium units, but not including cooperatives, manufactured housing or mobile homes, and does not constitute other than real property under state law.

38.  Each Loan is being serviced by the Servicer.

39. Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of

                                    S-IIIA-5
     such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

40. To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

41. Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Information Circular.

42. An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and Freddie Mac and includes an assessment of the fair market value of the Mortgaged Property at the time of the appraisal.

43. No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

44. The Servicer has fully furnished with respect to each Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Loans).

45. No proceeds from any Loan were used to purchase single-premium credit insurance policies.

46. No Loan originated after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

47.  Each Loan was originated on or after April 30, 1994.

48. (i) Seller represents that Seller currently operates or actively participates in an ongoing program or business to originate single family mortgage loans ("SFMLs"), and/or make periodic purchases of SFMLs from originators or sellers, and/or issue and/or purchase securities or bonds supported by SFMLs, a portion of which SFMLs are made to borrowers who are:

          a. low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80 percent of the area median income); or

                                    S-IIIA-6

          b. very low-income families (families with incomes of 60% or less of area median income).

          (ii) Seller acknowledges that Guarantor, for a period of two years following the date of this Agreement, may contact the Seller to confirm that the Seller continues to actively engage in the SFML business and to obtain other non-proprietary information about the Seller's activities that may assist Guarantor in completing its own regulatory reporting requirements. The Seller shall make reasonable efforts to provide such information to Guarantor.

          (iii) Neither the inaccuracy of any representation or warranty under subsection (i.) above nor the failure of Seller to provide the non-proprietary information required by subsection (ii.) above shall constitute a breach of this Agreement or shall entitle Guarantor to exercise any remedies under this Agreement, including, without limitation, requiring Seller to repurchase or substitute any Loans, but any such inaccuracy or failure shall entitle Guarantor to refuse to purchase mortgages from Seller in the future.

49. To the best of the Seller's knowledge, each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

50. With respect to Second Lien Loans, either (a) no consent for the Second Lien Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File.

51. As of the Cut-off Date, no Second Lien Loan had an original principal balance obligation in excess of 50% of Guarantor's one-family residence mortgage amount limitation for first-lien mortgages in effect as of the Cut-off Date.

52. As of the Cut-off Date, the Trust Fund does not contain a first lien Loan and a Second Lien Loan relating to a single Mortgaged Property if the sum of the original principal balances of such Loans would exceed Guarantor's loan limits in effect as of the Cut-off Date.

53. To the best of the Seller's knowledge, none of the Loans were originated while the mortgagor was in bankruptcy or if foreclosure proceedings had begun.

54. No Loan had an original principal balance obligation that was higher than the maximum principal balance obligation for Loans that are eligible for purchase by Guarantor.

55. The Loans were selected from among the outstanding residential mortgage loans in Seller's portfolio at the Closing Date as to which the representations  and  warranties  made as to such  Loans  set forth in this
     Schedule IIIA can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders and the Guarantor.

56.  Each Loan has a Due Date in the month of the first Distribution Date.

57. Approximately (a) 32.28% of the Group I Loans and (b) none of the Group II Loans (by principal balance) are Balloon Loans. All such Balloon Loans provide for monthly payment based upon a 30-year amortization schedule with a final balloon payment no later than the 15th year.

58.  No Loan is subject to negative amortization or deferred interest payments.

                                    S-IIIA-7

59.  No Mortgagor has requested relief under the Relief Act.

60. None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

61. No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

62. Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

63. The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Information Circular.

64. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

65.  All Loans calculate interest utilizing the actuarial method.

66. None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994, and are not in violation of any comparable state law. No Loan was originated in Georgia on or after October 1, 2002.

67. As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

68. Each Mortgage that is registered on the Mers (R) System has been properly registered thereon in accordance with the rules of MERS (R).

                                    S-IIIA-8

                                  SCHEDULE IIIB

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

      Loan Representations and Warranties of Equity One-Minnesota
      -----------------------------------------------------------

          Equity One-Minnesota ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor, the Trustee and the Guarantor, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIIB shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

1. The information set forth on Schedule I to the Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

2. No misrepresentation of a material fact or fraud in respect of the origination, modification or amendment of any Loan has taken place on the part of any person, including, without limitation, the related mortgagor, any appraiser, any builder or developer or any party involved in the origination of such Loan.

3. As of the Cut-off Date, no Loan was contractually past due (assuming 30 day months) for 60 or more days. In addition, not more than 0.56% (by principal balance) of the Group I Loans and 0.12% (by principal balance) of the Group II Loans set forth on Schedule I to the Agreement were 30 or more days contractually past due (assuming 30 day months). No more than 15.86% (by principal balance) of the Loans are Second Lien Loans.

4. Each Loan, as of the Closing Date, has an original term to maturity from the initial Due Date for such Loan of not more than 30 years. Each Mortgage Note, other than Mortgage Notes relating to Balloon Loans, will provide for a schedule of substantially level and equal monthly payments which are sufficient to amortize fully the principal balance of the related Loan over a period of time equal to the amortization period of such Mortgage Note.

5. No more than 12.76%, 22.37% and 57.03% of the Loans, based on the Cut-off Date Pool Principal Balance, had Combined Loan-to-Value Ratios at origination in excess of 95%, 90% and 80% respectively. No Loans had Combined Loan-to-Value Ratios at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

6. Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, (c) other matters to which like

                                    S-IIIB-1
     properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage and (d) in the case of a second lien, only to a first lien on such Mortgaged Property.


7. Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

8. Except with respect to liens released immediately prior to the transfers herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfers and assignments herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (each, an "Encumbrance"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfers and assignments herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Loan and the Trustee, as trustee for the benefit of the Certificateholders, will hold good, marketable and indefeasible title, to, and be the sole owner of, each Loan subject to no Encumbrances.

9. To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

10. As of the Closing Date, no Loan is the subject of foreclosure proceedings and, to the best of the Seller's knowledge, no obligor of any of the Loans has filed for bankruptcy protection.

11. No Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, to the best of Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

12. To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (17) below.

13. To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

14. Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

15. As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written

                                    S-IIIB-2
     instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

16. Except with respect to mortgages held through the MERS (R) System, each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Trustee) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded.

17. For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (6) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

18. To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

19. To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

20. Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

21. The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

                                    S-IIIB-3

22. There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor.

23. All amounts received with respect to any Loan after the Cut-off Date to which the Seller is not entitled will be deposited into the Certificate Account within two Business Days after the Closing Date.

24. The Seller has not transferred the Loans to the Depositor, and the Depositor has not transferred the Loans to the Trustee, with any intent to hinder, delay or defraud any of its creditors.

25. To the best of the Seller's knowledge, all parties which have had any interest in any Loan, whether as originator, mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were), with respect to the state wherein the Mortgage Property is located: (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or
     (D) not doing business in such state so as to require qualification or licensing, or (E) not otherwise required to be licensed in such state. To the best of Seller's knowledge, all parties which have had any interest in the Loan were in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state.

26. Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption. Upon default by a Mortgagor on a Loan and foreclosure on, or trustee's sale of, the related Mortgaged Property pursuant to the proper procedures, the holder of the Loan will be able to deliver good and marketable title to the Mortgaged Property.

27. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

28. Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or Freddie Mac, with such riders as have been acceptable to FNMA or Freddie Mac, as the case may be.

29. The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

30. There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

31. No Loan has a shared appreciation feature, or other contingent interest feature.

                                    S-IIIB-4

32.  Each Loan contains a customary "due on sale" clause.

33. To the best of Seller's knowledge: at the Closing Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (34) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

34. If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

35. There is no proceeding occurring, pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of any Mortgaged Property.

36. There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and neither the Seller, nor, to the best of Seller's knowledge, any other entity involved in originating or servicing a Loan, has waived any default, breach, violation or event of acceleration.

37. Each Mortgaged Property is improved by a one- to four-family residential dwelling including, without limitation, townhouses and condominium units, but not including cooperatives, manufactured housing or mobile homes, and does not constitute other than real property under state law.

38.  Each Loan is being serviced by the Servicer.

39. Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of

                                    S-IIIB-5
     such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

40. To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

41. Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Information Circular.

42. An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and Freddie Mac and includes an assessment of the fair market value of the Mortgaged Property at the time of the appraisal.

43. No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

44. The Servicer has fully furnished with respect to each Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Loans).

45. No proceeds from any Loan were used to purchase single-premium credit insurance policies.

46. No Loan originated after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

47.  Each Loan was originated on or after April 30, 1994.

48. (i) Seller represents that Seller currently operates or actively participates in an ongoing program or business to originate single family mortgage loans ("SFMLs"), and/or make periodic purchases of SFMLs from originators or sellers, and/or issue and/or purchase securities or bonds supported by SFMLs, a portion of which SFMLs are made to borrowers who are:

          a. low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80 percent of the area median income); or

                                    S-IIIB-6

          b. very low-income families (families with incomes of 60% or less of area median income).

          (ii) Seller acknowledges that Guarantor, for a period of two years following the date of this Agreement, may contact the Seller to confirm that the Seller continues to actively engage in the SFML business and to obtain other non-proprietary information about the Seller's activities that may assist Guarantor in completing its own regulatory reporting requirements. The Seller shall make reasonable efforts to provide such information to Guarantor.

          (iii) Neither the inaccuracy of any representation or warranty under subsection (i.) above nor the failure of Seller to provide the non-proprietary information required by subsection (ii.) above shall constitute a breach of this Agreement or shall entitle Guarantor to exercise any remedies under this Agreement, including, without limitation, requiring Seller to repurchase or substitute any Loans, but any such inaccuracy or failure shall entitle Guarantor to refuse to purchase mortgages from Seller in the future.

49. To the best of the Seller's knowledge, each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

50. With respect to Second Lien Loans, either (a) no consent for the Second Lien Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File.

51. As of the Cut-off Date, no Second Lien Loan had an original principal balance obligation in excess of 50% of Guarantor's one-family residence mortgage amount limitation for first-lien mortgages in effect as of the Cut-off Date.

52. As of the Cut-off Date, the Trust Fund does not contain a first lien Loan and a Second Lien Loan relating to a single Mortgaged Property if the sum of the original principal balances of such Loans would exceed Guarantor's loan limits in effect as of the Cut-off Date.

53. To the best of the Seller's knowledge, none of the Loans were originated while the mortgagor was in bankruptcy or if foreclosure proceedings had begun.

54. No Loan had an original principal balance obligation that was higher than the maximum principal balance obligation for Loans that are eligible for purchase by Guarantor.

55. The Loans were selected from among the outstanding residential mortgage loans in Seller's portfolio at the Closing Date as to which the representations  and  warranties  made as to such  Loans  set forth in this
     Schedule IIIB can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders and the Guarantor.

56.  Each Loan has a Due Date in the month of the first Distribution Date.

57. Approximately (a) 32.28% of the Group I Loans and (b) none of the Group II Loans (by principal balance) are Balloon Loans. All such Balloon Loans provide for monthly payment based upon a 30-year amortization schedule with a final balloon payment no later than the 15th year.

58.  No Loan is subject to negative amortization or deferred interest payments.

                                    S-IIIB-7

59.  No Mortgagor has requested relief under the Relief Act.

60. None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

61. No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

62. Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

63. The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Information Circular.

64. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

65.  All Loans calculate interest utilizing the actuarial method.

66. None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994, and are not in violation of any comparable state law. No Loan was originated in Georgia on or after October 1, 2002.

67. As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

68. Each Mortgage that is registered on the Mers (R) System has been properly registered thereon in accordance with the rules of MERS (R).

                                    S-IIIB-8

                                  SCHEDULE IIIC

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

      Loan Representations and Warranties of Equity One-New Hampshire
      ---------------------------------------------------------------

          Equity One-New Hampshire ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIC to the Depositor, the Trustee and the Guarantor, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIIC shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

1. The information set forth on Schedule I to the Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

2. No misrepresentation of a material fact or fraud in respect of the origination, modification or amendment of any Loan has taken place on the part of any person, including, without limitation, the related mortgagor, any appraiser, any builder or developer or any party involved in the origination of such Loan.

3. As of the Cut-off Date, no Loan was contractually past due (assuming 30 day months) for 60 or more days. In addition, not more than 0.56% (by principal balance) of the Group I Loans and 0.12% (by principal balance) of the Group II Loans set forth on Schedule I to the Agreement were 30 or more days contractually past due (assuming 30 day months). No more than 15.86% (by principal balance) of the Loans are Second Lien Loans.

4. Each Loan, as of the Closing Date, has an original term to maturity from the initial Due Date for such Loan of not more than 30 years. Each Mortgage Note, other than Mortgage Notes relating to Balloon Loans, will provide for a schedule of substantially level and equal monthly payments which are sufficient to amortize fully the principal balance of the related Loan over a period of time equal to the amortization period of such Mortgage Note.

5. No more than 12.76%, 22.37% and 57.03% of the Loans, based on the Cut-off Date Pool Principal Balance, had Combined Loan-to-Value Ratios at origination in excess of 95%, 90% and 80% respectively. No Loans had Combined Loan-to-Value Ratios at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

6. Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, (c) other matters to which like

                                    S-IIIC-1
     properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage and (d) in the case of a second lien, only to a first lien on such Mortgaged Property.


7. Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

8. Except with respect to liens released immediately prior to the transfers herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfers and assignments herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (each, an "Encumbrance"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfers and assignments herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Loan and the Trustee, as trustee for the benefit of the Certificateholders, will hold good, marketable and indefeasible title, to, and be the sole owner of, each Loan subject to no Encumbrances.

9. To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

10. As of the Closing Date, no Loan is the subject of foreclosure proceedings and, to the best of the Seller's knowledge, no obligor of any of the Loans has filed for bankruptcy protection.

11. No Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, to the best of Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

12. To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (17) below.

13. To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

14. Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

15. As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written

                                    S-IIIC-2
     instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

16. Except with respect to mortgages held through the MERS (R) System, each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Trustee) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded.

17. For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (6) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

18. To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

19. To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

20. Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

21. The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

                                    S-IIIC-3

22. There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor.

23. All amounts received with respect to any Loan after the Cut-off Date to which the Seller is not entitled will be deposited into the Certificate Account within two Business Days after the Closing Date.

24. The Seller has not transferred the Loans to the Depositor, and the Depositor has not transferred the Loans to the Trustee, with any intent to hinder, delay or defraud any of its creditors.

25. To the best of the Seller's knowledge, all parties which have had any interest in any Loan, whether as originator, mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were), with respect to the state wherein the Mortgage Property is located: (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or
     (D) not doing business in such state so as to require qualification or licensing, or (E) not otherwise required to be licensed in such state. To the best of Seller's knowledge, all parties which have had any interest in the Loan were in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state.

26. Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption. Upon default by a Mortgagor on a Loan and foreclosure on, or trustee's sale of, the related Mortgaged Property pursuant to the proper procedures, the holder of the Loan will be able to deliver good and marketable title to the Mortgaged Property.

27. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

28. Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or Freddie Mac, with such riders as have been acceptable to FNMA or Freddie Mac, as the case may be.

29. The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

30. There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

31. No Loan has a shared appreciation feature, or other contingent interest feature.

                                    S-IIIC-4

32.  Each Loan  contains a customary  "due on sale"  clause.

33. To the best of Seller's knowledge: at the Closing Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (34) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

34. If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

35. There is no proceeding occurring, pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of any Mortgaged Property.

36. There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and neither the Seller, nor, to the best of Seller's knowledge, any other entity involved in originating or servicing a Loan, has waived any default, breach, violation or event of acceleration.

37. Each Mortgaged Property is improved by a one- to four-family residential dwelling including, without limitation, townhouses and condominium units, but not including cooperatives, manufactured housing or mobile homes, and does not constitute other than real property under state law.

38.  Each Loan is being serviced by the Servicer.

39. Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of

                                    S-IIIC-5
     such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

40. To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

41. Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Information Circular.

42. An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and Freddie Mac and includes an assessment of the fair market value of the Mortgaged Property at the time of the appraisal.

43. No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

44. The Servicer has fully furnished with respect to each Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Loans).

45. No proceeds from any Loan were used to purchase single-premium credit insurance policies.

46. No Loan originated after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

47.  Each Loan was originated on or after April 30, 1994.

48. (i) Seller represents that Seller currently operates or actively participates in an ongoing program or business to originate single family mortgage loans ("SFMLs"), and/or make periodic purchases of SFMLs from originators or sellers, and/or issue and/or purchase securities or bonds supported by SFMLs, a portion of which SFMLs are made to borrowers who are:

          a. low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80 percent of the area median income); or

                                    S-IIIC-6

          b. very low-income families (families with incomes of 60% or less of area median income).

          (ii) Seller acknowledges that Guarantor, for a period of two years following the date of this Agreement, may contact the Seller to confirm that the Seller continues to actively engage in the SFML business and to obtain other non-proprietary information about the Seller's activities that may assist Guarantor in completing its own regulatory reporting requirements. The Seller shall make reasonable efforts to provide such information to Guarantor.

          (iii) Neither the inaccuracy of any representation or warranty under subsection (i.) above nor the failure of Seller to provide the non-proprietary information required by subsection (ii.) above shall constitute a breach of this Agreement or shall entitle Guarantor to exercise any remedies under this Agreement, including, without limitation, requiring Seller to repurchase or substitute any Loans, but any such inaccuracy or failure shall entitle Guarantor to refuse to purchase mortgages from Seller in the future.

49. To the best of the Seller's knowledge, each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

50. With respect to Second Lien Loans, either (a) no consent for the Second Lien Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File.

51. As of the Cut-off Date, no Second Lien Loan had an original principal balance obligation in excess of 50% of Guarantor's one-family residence mortgage amount limitation for first-lien mortgages in effect as of the Cut-off Date.

52. As of the Cut-off Date, the Trust Fund does not contain a first lien Loan and a Second Lien Loan relating to a single Mortgaged Property if the sum of the original principal balances of such Loans would exceed Guarantor's loan limits in effect as of the Cut-off Date.

53. To the best of the Seller's knowledge, none of the Loans were originated while the mortgagor was in bankruptcy or if foreclosure proceedings had begun.

54. No Loan had an original principal balance obligation that was higher than the maximum principal balance obligation for Loans that are eligible for purchase by Guarantor.

55. The Loans were selected from among the outstanding residential mortgage loans in Seller's portfolio at the Closing Date as to which the representations  and  warranties  made as to such  Loans  set forth in this
     Schedule IIIC can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders and the Guarantor.

56.  Each Loan has a Due Date in the month of the first Distribution Date.

57. Approximately (a) 32.28% of the Group I Loans and (b) none of the Group II Loans (by principal balance) are Balloon Loans. All such Balloon Loans provide for monthly payment based upon a 30-year amortization schedule with a final balloon payment no later than the 15th year.

58.  No Loan is subject to negative amortization or deferred interest payments.

                                    S-IIIC-7

59.  No Mortgagor has requested relief under the Relief Act.

60. None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

61. No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

62. Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

63. The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Information Circular.

64. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

65.  All Loans calculate interest utilizing the actuarial method.

66. None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994, and are not in violation of any comparable state law. No Loan was originated in Georgia on or after October 1, 2002.

67. As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

68. Each Mortgage that is registered on the Mers (R) System has been properly registered thereon in accordance with the rules of MERS (R).

                                    S-IIIC-8

                                  SCHEDULE IIID

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

      Loan Representations and Warranties of Equity One-Pennsylvania
      --------------------------------------------------------------

          Equity One-Pennsylvania ("Seller") hereby makes the representations and warranties set forth in this Schedule IIID to the Depositor, the Trustee and the Guarantor, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIID shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

1. The information set forth on Schedule I to the Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

2. No misrepresentation of a material fact or fraud in respect of the origination, modification or amendment of any Loan has taken place on the part of any person, including, without limitation, the related mortgagor, any appraiser, any builder or developer or any party involved in the origination of such Loan.

3. As of the Cut-off Date, no Loan was contractually past due (assuming 30 day months) for 60 or more days. In addition, not more than 0.56% (by principal balance) of the Group I Loans and 0.12% (by principal balance) of the Group II Loans set forth on Schedule I to the Agreement were 30 or more days contractually past due (assuming 30 day months). No more than 15.86% (by principal balance) of the Loans are Second Lien Loans.

4. Each Loan, as of the Closing Date, has an original term to maturity from the initial Due Date for such Loan of not more than 30 years. Each Mortgage Note, other than Mortgage Notes relating to Balloon Loans, will provide for a schedule of substantially level and equal monthly payments which are sufficient to amortize fully the principal balance of the related Loan over a period of time equal to the amortization period of such Mortgage Note.

5. No more than 12.76%, 22.37% and 57.03% of the Loans, based on the Cut-off Date Pool Principal Balance, had Combined Loan-to-Value Ratios at origination in excess of 95%, 90% and 80% respectively. No Loans had Combined Loan-to-Value Ratios at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

6. Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, (c) other matters to which like

                                    S-IIID-1
     properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage and (d) in the case of a second lien, only to a first lien on such Mortgaged Property.


7. Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

8. Except with respect to liens released immediately prior to the transfers herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfers and assignments herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (each, an "Encumbrance"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfers and assignments herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Loan and the Trustee, as trustee for the benefit of the Certificateholders, will hold good, marketable and indefeasible title, to, and be the sole owner of, each Loan subject to no Encumbrances.

9. To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

10. As of the Closing Date, no Loan is the subject of foreclosure proceedings and, to the best of the Seller's knowledge, no obligor of any of the Loans has filed for bankruptcy protection.

11. No Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, to the best of Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

12. To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (17) below.

13. To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

14. Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

15. As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written

                                    S-IIID-2
     instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

16. Except with respect to mortgages held through the MERS (R) System, each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Trustee) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded.

17. For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (6) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

18. To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

19. To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

20. Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

21. The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

                                    S-IIID-3

22. There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor.

23. All amounts received with respect to any Loan after the Cut-off Date to which the Seller is not entitled will be deposited into the Certificate Account within two Business Days after the Closing Date.

24. The Seller has not transferred the Loans to the Depositor, and the Depositor has not transferred the Loans to the Trustee, with any intent to hinder, delay or defraud any of its creditors.

25. To the best of the Seller's knowledge, all parties which have had any interest in any Loan, whether as originator, mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were), with respect to the state wherein the Mortgage Property is located: (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or
     (D) not doing business in such state so as to require qualification or licensing, or (E) not otherwise required to be licensed in such state. To the best of Seller's knowledge, all parties which have had any interest in the Loan were in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state.

26. Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption. Upon default by a Mortgagor on a Loan and foreclosure on, or trustee's sale of, the related Mortgaged Property pursuant to the proper procedures, the holder of the Loan will be able to deliver good and marketable title to the Mortgaged Property.

27. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

28. Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or Freddie Mac, with such riders as have been acceptable to FNMA or Freddie Mac, as the case may be.

29. The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

30. There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

31. No Loan has a shared appreciation feature, or other contingent interest feature.

                                    S-IIID-4

32.  Each Loan  contains a customary  "due on sale"  clause.

33. To the best of Seller's knowledge: at the Closing Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (34) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

34. If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

35. There is no proceeding occurring, pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of any Mortgaged Property.

36. There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and neither the Seller, nor, to the best of Seller's knowledge, any other entity involved in originating or servicing a Loan, has waived any default, breach, violation or event of acceleration.

37. Each Mortgaged Property is improved by a one- to four-family residential dwelling including, without limitation, townhouses and condominium units, but not including cooperatives, manufactured housing or mobile homes, and does not constitute other than real property under state law.

38.  Each Loan is being serviced by the Servicer.

39. Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of

                                    S-IIID-5
     such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

40. To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

41. Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Information Circular.

42. An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and Freddie Mac and includes an assessment of the fair market value of the Mortgaged Property at the time of the appraisal.

43. No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

44. The Servicer has fully furnished with respect to each Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Loans).

45. No proceeds from any Loan were used to purchase single-premium credit insurance policies.

46. No Loan originated after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

47.  Each Loan was originated on or after April 30, 1994.

48. (i) Seller represents that Seller currently operates or actively participates in an ongoing program or business to originate single family mortgage loans ("SFMLs"), and/or make periodic purchases of SFMLs from originators or sellers, and/or issue and/or purchase securities or bonds supported by SFMLs, a portion of which SFMLs are made to borrowers who are:

          a. low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80 percent of the area median income); or

                                    S-IIID-6

          b. very low-income families (families with incomes of 60% or less of area median income).

          (ii) Seller acknowledges that Guarantor, for a period of two years following the date of this Agreement, may contact the Seller to confirm that the Seller continues to actively engage in the SFML business and to obtain other non-proprietary information about the Seller's activities that may assist Guarantor in completing its own regulatory reporting requirements. The Seller shall make reasonable efforts to provide such information to Guarantor.

          (iii) Neither the inaccuracy of any representation or warranty under subsection (i.) above nor the failure of Seller to provide the non-proprietary information required by subsection (ii.) above shall constitute a breach of this Agreement or shall entitle Guarantor to exercise any remedies under this Agreement, including, without limitation, requiring Seller to repurchase or substitute any Loans, but any such inaccuracy or failure shall entitle Guarantor to refuse to purchase mortgages from Seller in the future.

49. To the best of the Seller's knowledge, each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

50. With respect to Second Lien Loans, either (a) no consent for the Second Lien Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File.

51. As of the Cut-off Date, no Second Lien Loan had an original principal balance obligation in excess of 50% of Guarantor's one-family residence mortgage amount limitation for first-lien mortgages in effect as of the Cut-off Date.

52. As of the Cut-off Date, the Trust Fund does not contain a first lien Loan and a Second Lien Loan relating to a single Mortgaged Property if the sum of the original principal balances of such Loans would exceed Guarantor's loan limits in effect as of the Cut-off Date.

53. To the best of the Seller's knowledge, none of the Loans were originated while the mortgagor was in bankruptcy or if foreclosure proceedings had begun.

54. No Loan had an original principal balance obligation that was higher than the maximum principal balance obligation for Loans that are eligible for purchase by Guarantor.

55. The Loans were selected from among the outstanding residential mortgage loans in Seller's portfolio at the Closing Date as to which the representations  and  warranties  made as to such  Loans  set forth in this
     Schedule IIID can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders and the Guarantor.

56.  Each Loan has a Due Date in the month of the first Distribution Date.

57. Approximately (a) 32.28% of the Group I Loans and (b) none of the Group II Loans (by principal balance) are Balloon Loans. All such Balloon Loans provide for monthly payment based upon a 30-year amortization schedule with a final balloon payment no later than the 15th year.

58.  No Loan is subject to negative amortization or deferred interest payments.

                                    S-IIID-7

59.  No Mortgagor has requested relief under the Relief Act.

60. None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

61. No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

62. Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

63. The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Information Circular.

64. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

65.  All Loans calculate interest utilizing the actuarial method.

66. None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994, and are not in violation of any comparable state law. No Loan was originated in Georgia on or after October 1, 2002.

67. As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

68. Each Mortgage that is registered on the Mers (R) System has been properly registered thereon in accordance with the rules of MERS (R).


                                    S-IIID-8

                                  SCHEDULE IIIE

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

      Loan Representations and Warranties of Popular Financial
      --------------------------------------------------------

          Popular Financial ("Seller") hereby makes the representations and warranties set forth in this Schedule IIIE to the Depositor, the Trustee and the Guarantor, as of the Closing Date or if so specified herein, as of the Cut-off Date with respect to the Loans being conveyed by Seller and the Mortgages, Mortgage Notes and Mortgaged Properties related thereto. Capitalized terms used but not otherwise defined in this Schedule IIIE shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among Seller, the other Sellers and the Servicer identified therein, Equity One ABS, Inc., as depositor, and JPMorgan Chase Bank, as trustee. The term "Agreement" shall be used in this Schedule to refer to the Pooling and Servicing Agreement.

1. The information set forth on Schedule I to the Agreement with respect to the Loans is true and correct in all material respects as of the Closing Date.

2. No misrepresentation of a material fact or fraud in respect of the origination, modification or amendment of any Loan has taken place on the part of any person, including, without limitation, the related mortgagor, any appraiser, any builder or developer or any party involved in the origination of such Loan.

3. As of the Cut-off Date, no Loan was contractually past due (assuming 30 day months) for 60 or more days. In addition, not more than 0.56% (by principal balance) of the Group I Loans and 0.12% (by principal balance) of the Group II Loans set forth on Schedule I to the Agreement were 30 or more days contractually past due (assuming 30 day months). No more than 15.86% (by principal balance) of the Loans are Second Lien Loans.

4. Each Loan, as of the Closing Date, has an original term to maturity from the initial Due Date for such Loan of not more than 30 years. Each Mortgage Note, other than Mortgage Notes relating to Balloon Loans, will provide for a schedule of substantially level and equal monthly payments which are sufficient to amortize fully the principal balance of the related Loan over a period of time equal to the amortization period of such Mortgage Note.

5. No more than 12.76%, 22.37% and 57.03% of the Loans, based on the Cut-off Date Pool Principal Balance, had Combined Loan-to-Value Ratios at origination in excess of 95%, 90% and 80% respectively. No Loans had Combined Loan-to-Value Ratios at origination in excess of 100%. For purposes of determining the date of origination on which each Loan's Combined Loan-to-Value Ratio is measured, no Loan has been significantly modified within the meaning of Treasury Regulation 1.860G-2(b) as of the Closing Date.

6. Each Mortgage is a valid and enforceable first or second lien on the referenced Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Loan, (c) other matters to which like

                                    S-IIIE-1
     properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage and (d) in the case of a second lien, only to a first lien on such Mortgaged Property.


7. Immediately prior to the assignment of the Loans to the Depositor, the Seller had good title to, and was the sole owner of, each such Loan free and clear of any pledge, lien (except in the case of a Second Lien Loan, which shall be subject to prior liens approved by Seller), encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Agreement.

8. Except with respect to liens released immediately prior to the transfers herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfers and assignments herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (each, an "Encumbrance"); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfers and assignments herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Loan and the Trustee, as trustee for the benefit of the Certificateholders, will hold good, marketable and indefeasible title, to, and be the sole owner of, each Loan subject to no Encumbrances.

9. To the best of Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

10. As of the Closing Date, no Loan is the subject of foreclosure proceedings and, to the best of the Seller's knowledge, no obligor of any of the Loans has filed for bankruptcy protection.

11. No Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, to the best of Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

12. To the best of Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (17) below.

13. To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

14. Each Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

15. As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Loan may have been modified by a written

                                    S-IIIE-2
     instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been or shall be delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

16. Except with respect to mortgages held through the MERS (R) System, each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Trustee) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded.

17. For each Loan, other than Second Lien Loans with initial principal balances of $50,000 or less, a lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the related insured Mortgage, as to the applicable priority lien of the Mortgage subject to the exceptions set forth in item (6) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

18. To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such Mortgaged Property.

19. To the best of the Seller's knowledge, no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and such Mortgaged Property is lawfully occupied under applicable law.

20. Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to such Mortgage Note and such Mortgage had legal capacity to execute such Mortgage Note and such Mortgage and each such Mortgage Note and Mortgage have been duly and properly executed by such parties.

21. The proceeds of each Loan (other than certain amounts escrowed for home improvements) have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Loans were paid.

                                    S-IIIE-3

22. There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor.

23. All amounts received with respect to any Loan after the Cut-off Date to which the Seller is not entitled will be deposited into the Certificate Account within two Business Days after the Closing Date.

24. The Seller has not transferred the Loans to the Depositor, and the Depositor has not transferred the Loans to the Trustee, with any intent to hinder, delay or defraud any of its creditors.

25. To the best of the Seller's knowledge, all parties which have had any interest in any Loan, whether as originator, mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were), with respect to the state wherein the Mortgage Property is located: (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or
     (D) not doing business in such state so as to require qualification or licensing, or (E) not otherwise required to be licensed in such state. To the best of Seller's knowledge, all parties which have had any interest in the Loan were in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state.

26. Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption. Upon default by a Mortgagor on a Loan and foreclosure on, or trustee's sale of, the related Mortgaged Property pursuant to the proper procedures, the holder of the Loan will be able to deliver good and marketable title to the Mortgaged Property.

27. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

28. Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or Freddie Mac, with such riders as have been acceptable to FNMA or Freddie Mac, as the case may be.

29. The origination, underwriting and collection practices used by the Seller with respect to each Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

30. There is no pledged account or other security other than any Escrow Account and real estate securing the Mortgagor's obligations.

31. No Loan has a shared appreciation feature, or other contingent interest feature.

                                    S-IIIE-4

32.  Each Loan contains a customary "due on sale" clause.

33. To the best of Seller's knowledge: at the Closing Date, the improvements on each Mortgaged Property were covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where such Mortgaged Property is located in an amount at least equal to the lesser of (a) the maximum insurable value of the improvements on such Mortgaged Property or (b) (i) in the case of a Loan secured by a Mortgage creating a first lien on such Mortgaged Property, the original principal balance of such Loan, or (ii) in the case of a Loan which is subject to a prior loan or prior loans, the combined principal balances of such Loan and the prior loan(s). If such Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. For all Mortgages creating a first lien on the related Mortgaged Property, all such individual insurance policies and all flood policies referred to in item (34) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

34. If a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration was required at closing with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (a) the original outstanding principal balance of the related Loan, (b) the minimum amount required to compensate for damage or loss on a maximum insurable value basis or (c) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

35. There is no proceeding occurring, pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of any Mortgaged Property.

36. There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such Mortgage or related Mortgage Note; and neither the Seller, nor, to the best of Seller's knowledge, any other entity involved in originating or servicing a Loan, has waived any default, breach, violation or event of acceleration.

37. Each Mortgaged Property is improved by a one- to four-family residential dwelling including, without limitation, townhouses and condominium units, but not including cooperatives, manufactured housing or mobile homes, and does not constitute other than real property under state law.

38.  Each Loan is being serviced by the Servicer.

39. Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related loan schedule. The consolidated principal amount does not exceed the original principal amount of

                                    S-IIIE-5
     such Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

40. To the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, except for items which have been assessed, but are not yet due and payable. Except for (a) payments in the nature of escrow payments, and (b) interest accruing from the date of any Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage.

41. Each Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Information Circular.

42. An appraisal of each Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Loan; such appraisal is in a form acceptable to FNMA and Freddie Mac and includes an assessment of the fair market value of the Mortgaged Property at the time of the appraisal.

43. No Loan is a graduated payment mortgage loan or a growing equity mortgage loan, and no Loan is subject to a buydown or similar arrangement.

44. The Servicer has fully furnished with respect to each Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis (during the period in which the Servicer serviced the Loans).

45. No proceeds from any Loan were used to purchase single-premium credit insurance policies.

46. No Loan originated after October 1, 2002 has a prepayment penalty longer than three years after its origination and no Loan originated prior to October 1, 2002 has a prepayment penalty longer than five years after its origination.

47.  Each Loan was originated on or after April 30, 1994.

48. (i) Seller represents that Seller currently operates or actively participates in an ongoing program or business to originate single family mortgage loans ("SFMLs"), and/or make periodic purchases of SFMLs from originators or sellers, and/or issue and/or purchase securities or bonds supported by SFMLs, a portion of which SFMLs are made to borrowers who are:

          a. low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80 percent of the area median income); or

                                    S-IIIE-6

          b. very low-income families (families with incomes of 60% or less of area median income).

          (ii) Seller acknowledges that Guarantor, for a period of two years following the date of this Agreement, may contact the Seller to confirm that the Seller continues to actively engage in the SFML business and to obtain other non-proprietary information about the Seller's activities that may assist Guarantor in completing its own regulatory reporting requirements. The Seller shall make reasonable efforts to provide such information to Guarantor.

          (iii) Neither the inaccuracy of any representation or warranty under subsection (i.) above nor the failure of Seller to provide the non-proprietary information required by subsection (ii.) above shall constitute a breach of this Agreement or shall entitle Guarantor to exercise any remedies under this Agreement, including, without limitation, requiring Seller to repurchase or substitute any Loans, but any such inaccuracy or failure shall entitle Guarantor to refuse to purchase mortgages from Seller in the future.

49. To the best of the Seller's knowledge, each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

50. With respect to Second Lien Loans, either (a) no consent for the Second Lien Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File.

51. As of the Cut-off Date, no Second Lien Loan had an original principal balance obligation in excess of 50% of Guarantor's one-family residence mortgage amount limitation for first-lien mortgages in effect as of the Cut-off Date.

52. As of the Cut-off Date, the Trust Fund does not contain a first lien Loan and a Second Lien Loan relating to a single Mortgaged Property if the sum of the original principal balances of such Loans would exceed Guarantor's loan limits in effect as of the Cut-off Date.

53. To the best of the Seller's knowledge, none of the Loans were originated while the mortgagor was in bankruptcy or if foreclosure proceedings had begun.

54. No Loan had an original principal balance obligation that was higher than the maximum principal balance obligation for Loans that are eligible for purchase by Guarantor.

55. The Loans were selected from among the outstanding residential mortgage loans in Seller's portfolio at the Closing Date as to which the representations  and  warranties  made as to such  Loans  set forth in this
     Schedule IIIE can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders and the Guarantor.

56.  Each Loan has a Due Date in the month of the first Distribution Date.

57. Approximately (a) 32.28% of the Group I Loans and (b) none of the Group II Loans (by principal balance) are Balloon Loans. All such Balloon Loans provide for monthly payment based upon a 30-year amortization schedule with a final balloon payment no later than the 15th year.

58.  No Loan is subject to negative amortization or deferred interest payments.

                                    S-IIIE-7

59.  No Mortgagor has requested relief under the Relief Act.

60. None of the Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss.433.1.

61. No Mortgagor has or will have a claim or defense against Seller or any assignor or assignee of Seller under any express or implied warranty with respect to goods or services provided in connection with any Loan.

62. Each Loan is a "qualified mortgage" for purposes of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a)(1) and (3).

63. The Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Information Circular.

64. There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under any Mortgage or related Mortgage Note.

65.  All Loans calculate interest utilizing the actuarial method.

66. None of the Loans are subject to the Home Ownership & Equity Protection Act of 1994, and are not in violation of any comparable state law. No Loan was originated in Georgia on or after October 1, 2002.

67. As of the Cut-off Date, the Mortgage Rate relating to each Loan that is an adjustable rate mortgage loan has been adjusted in accordance with the terms of the related Mortgage Note.

68. Each Mortgage that is registered on the Mers (R) System has been properly registered thereon in accordance with the rules of MERS (R).

                                    S-IIIE-8

                                   SCHEDULE IV

                          LIST OF FINANCING STATEMENTS:

                    PERFECTION OF GRANT OF SECURITY INTEREST

                             BY SELLERS TO DEPOSITOR



============================================== ================================================
                 SELLER                                        LOCATION
============================================== ================================================
Equity One, Inc. (DE)                          Secretary of State of Delaware
---------------------------------------------- ------------------------------------------------

---------------------------------------------- ------------------------------------------------
Equity One, Incorporated (PA)                  Secretary of the Commonwealth of Pennsylvania
---------------------------------------------- ------------------------------------------------

---------------------------------------------- ------------------------------------------------
Equity One, Inc. (MN)                          Secretary of State of Minnesota
---------------------------------------------- ------------------------------------------------

---------------------------------------------- ------------------------------------------------
Equity One Consumer Loan Company, Inc. (NH)    Secretary of State of New Hampshire
---------------------------------------------- ------------------------------------------------

---------------------------------------------- ------------------------------------------------
Popular Financial Services, LLC (DE)           Secretary of State of Delaware
============================================== ================================================



                                     S-IV-1

                                   SCHEDULE V

                          LIST OF FINANCING STATEMENTS:

                    PERFECTION OF GRANT OF SECURITY INTEREST

                             BY DEPOSITOR TO TRUSTEE



========================================== =====================================
                 DEPOSITOR                               LOCATION
========================================== =====================================
Equity One ABS, Inc.                       Secretary of State of Delaware
========================================== =====================================











                                      S-V-1

                                   SCHEDULE VI

                          LIST OF FINANCING STATEMENTS:

                               PERFECTION OF SALE

                             BY SELLERS TO DEPOSITOR



================================================ ================================================
                         SELLER                                          LOCATION
================================================ ================================================
Equity One, Inc. (DE)                            Secretary of State of Delaware
------------------------------------------------ ------------------------------------------------

------------------------------------------------ ------------------------------------------------
Equity One, Incorporated (PA)                    Secretary of the Commonwealth of Pennsylvania
------------------------------------------------ ------------------------------------------------

------------------------------------------------ ------------------------------------------------
Equity One, Inc. (MN)                            Secretary of State of Minnesota
------------------------------------------------ ------------------------------------------------

------------------------------------------------ ------------------------------------------------
Equity One Consumer Loan Company, Inc. (NH)      Secretary of State of New Hampshire
------------------------------------------------ ------------------------------------------------

------------------------------------------------ ------------------------------------------------
Popular Financial Services, LLC (DE)             Secretary of State of Delaware
================================================ ================================================



                                     S-VI-1

                                  SCHEDULE VII

                          LIST OF FINANCING STATEMENTS:

                               PERFECTION OF SALE

                             BY DEPOSITOR TO TRUSTEE



============================================ ===================================
              DEPOSITOR                                     LOCATION
============================================ ===================================
Equity One ABS, Inc.                         Secretary of State of Delaware
============================================ ===================================
















                                     S-VII-1

                                   EXHIBIT A-1

                         Form of Class AF-[] Certificate

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                                :

Cut-off Date:                                  :        September 30, 2002

First Distribution Date:                       :        November 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                               :        $

Initial Class Certificate Balance
of all Certificates of
this Class:                                    :        $

CUSIP                                          :

                              Equity One ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2002-5
                                   Class AF-[]

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into two groups, Group I and Group II (collectively, the "Loans"). The Loans in Group I are secured by first or second liens on one- to four-family residential properties. The Loans in Group II are secured by first liens on one- to four-family residential properties.

                       Equity One ABS, Inc., as Depositor

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

                                      A-1-1

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Equity One, Inc.
(DE), Equity One, Incorporated (PA), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc. (NH) and Popular Financial Services, LLC (DE), as sellers (in such capacity, collectively, the "Sellers"), Equity One, Inc. (DE) as servicer (in such capacity, the "Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any proposed transfer of this Certificate shall be subject to the restrictions on transfer described in Section 5.02 of the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated_______________, 20__              JPMorgan Chase Bank,
                                        as Trustee

Countersigned:

By:_____________________________        By:_________________________________
     Authorized Signatory of
     JPMorgan Chase Bank,
     as Trustee

                                      A-1-2

                                   EXHIBIT A-2

                         Form of Class AV-1 Certificate

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (A "PLAN") UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT THE TRANSFEREE IS A PLAN INVESTOR OR GROUP OF PLAN INVESTORS ON WHOSE BEHALF THE DECISION TO PURCHASE THIS CERTIFICATE IS MADE BY AN INDEPENDENT FIDUCIARY THAT IS (1) QUALIFIED TO ANALYZE AND UNDERSTAND THE TERMS AND CONDITIONS OF THE YIELD MAINTENANCE AGREEMENT AND THE EFFECT OF THE YIELD MAINTENANCE AGREEMENT ON THE CREDIT RATINGS OF THIS CERTIFICATE AND (2) A "QUALIFIED PROFESSIONAL ASSET MANAGER" AS DEFINED IN PART V(a) OF PROHIBITED TRANSACTION CLASS EXEMPTION 84-14, AN "IN-HOUSE ASSET MANAGER AS DEFINED IN PART IV(a) OF PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, OR A PLAN FIDUCIARY WITH TOTAL PLAN AND NON-PLAN ASSETS UNDER MANAGEMENT OF AT LEAST $100 MILLION AT THE TIME OF THE ACQUISITION OF THIS CERTIFICATE. NOTWITHSTANDING THE FOREGOING, WITH RESPECT TO ANY TRANSFER OF A CLASS AV-1 CERTIFICATE THAT IS HELD IN BOOK-ENTRY FORM, THE TRANSFEREE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS IN CLAUSES (1) AND
(2) IN THE PRECEDING SENTENCE.

Certificate No.                               :

Cut-off Date:                                 :        September 30, 2002

First Distribution Date:                      :        November 25, 2002

Initial Class Certificate Balance
of this Certificate
("Denomination")                              :        $

Initial Class Certificate Balance
of all Certificates of
this Class:                                   :        $

CUSIP                                         :

                                      A-3-1

                              Equity One ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2002-5
                                   Class AV-1

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into two groups, Group I and Group II (collectively, the "Loans"). The Loans in Group I are secured by first or second liens on one- to four-family residential properties. The Loans in Group II are secured by first liens on one- to four-family residential properties.

                       Equity One ABS, Inc., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Equity One, Inc.
(DE), Equity One, Incorporated (PA), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc. (NH) and Popular Financial Services, LLC (DE), as sellers (in such capacity, collectively, the "Sellers"), Equity One, Inc. (DE) as servicer (in such capacity, the "Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any proposed transfer of this Certificate shall be subject to the restrictions on transfer described in Section 5.02 of the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated_______________, 20__              JPMorgan Chase Bank,
                                        as Trustee

Countersigned:

By:_____________________________        By:_________________________________
     Authorized Signatory of
     JPMorgan Chase Bank,
     as Trustee

                                      A-3-2

                                   EXHIBIT A-3

                         Form of Class M-[] Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS M-[] CERTIFICATE IS SUBORDINATE TO THE [LIST SENIOR CERTIFICATES AND CLASS M-[] CERTIFICATES] OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Certificate No.                                :

Cut-off Date:                                  :        September 30, 2002

First Distribution Date:                       :        November 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                               :        $

Initial Class Certificate Balance
of all Certificates of
this Class:                                    :        $

CUSIP                                          :

                              Equity One ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2002-5
                                   Class M-[]

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into two groups, Group I and Group II (collectively, the "Loans"). The Loans in Group I are secured by first or second liens on one- to four-family residential properties. The Loans in Group II are secured by first liens on one- to four-family residential properties.

                       Equity One ABS, Inc., as Depositor

                                      A-3-3

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies _______________________ that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Equity One, Inc.
(DE), Equity One, Incorporated (PA), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc. (NH) and Popular Financial Services, LLC (DE), as sellers (in such capacity, collectively, the "Sellers"), Equity One, Inc. (DE) as servicer (in such capacity, the "Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated_______________, 20__              JPMorgan Chase Bank,
                                        as Trustee

Countersigned:

By:_____________________________        By:_________________________________
     Authorized Signatory of
     JPMorgan Chase Bank,
     as Trustee


                                      A-3-4

                                   EXHIBIT A-4

                           Form of Class B Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS B CERTIFICATE IS SUBORDINATE TO THE [LIST SENIOR CERTIFICATES, THE CLASS M-1 CERTIFICATES AND THE CLASS M-2 CERTIFICATES] OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Certificate No.                                 :

Cut-off Date:                                   :        September 30, 2002

First Distribution Date:                        :        November 25, 2002

Initial Certificate Balance
of this Certificate
("Denomination")                                :        $

Initial Class Certificate Balance
of all Certificates of
this Class:                                     :        $

CUSIP                                           :

                              Equity One ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2002-5
                                     Class B

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into two groups, Group I and Group II (collectively, the "Loans"). The Loans in Group I are secured by first or second liens on one- to four-family residential properties. The Loans in Group II are secured by first liens on one- to four-family residential properties.

                                      A-4-1

                       Equity One ABS, Inc., as Depositor

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Equity One, Inc.
(DE), Equity One, Incorporated (PA), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc. (NH) and Popular Financial Services, LLC (DE), as sellers (in such capacity, collectively, the "Sellers"), Equity One, Inc. (DE) as servicer (in such capacity, the "Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated_______________, 20__              JPMorgan Chase Bank,
                                        as Trustee

Countersigned:

By:_____________________________        By:_________________________________
     Authorized Signatory of
     JPMorgan Chase Bank,
     as Trustee



                                      A-4-2

                                   EXHIBIT B-1

                           Form of Class R Certificate

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN THREE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.


                                      B-1-1

Certificate No.                                 :

Cut-off  Date                                   :        September 30, 2002

                              Equity One ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2002-5

     evidencing the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into two groups, Group I and Group II (collectively, the "Loans"). The Loans in Group I are secured by first or second liens on one- to four-family residential properties. The Loans in Group II are secured by first liens on one- to four-family residential properties.

                       Equity One ABS, Inc., as Depositor

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that __________________________ is the registered owner of the Percentage Interest (set forth on the face hereof) in certain monthly distributions with respect to a Trust Fund consisting of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Equity One, Inc. (DE), Equity One, Incorporated (PA), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc.
(NH) and Popular Financial Services, LLC (DE), as sellers (in such capacity, collectively, the "Sellers") and Equity One, Inc. (DE) as servicer (in such capacity, the "Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

     Any proposed transfer of a Class R Certificate shall be subject to the restrictions on transfer described in Section 5.02 of the Agreement.

     No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer or (ii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactment), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an

                                      B-1-2
expense of the Trustee or the Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Each Holder of this Class R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class R Certificate must agree not to transfer an Ownership Interest in this Class R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated_______________, 20__              JPMorgan Chase Bank,
                                        as Trustee

Countersigned:

By:_____________________________        By:_________________________________
     Authorized Signatory of
     JPMorgan Chase Bank,
     as Trustee



                                      B-1-3

                                   EXHIBIT B-2

                           Form of Class X Certificate

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR (II) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, A REPRESENTATION THAT THE TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT", AS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.


                                      B-2-1

Certificate No.                     :                1
Cut-off  Date                       :                September 30, 2002
Percentage Interest                 :                __.__%

                              Equity One ABS, Inc.
                Mortgage Pass-Through Certificates, Series 2002-5

     evidencing the distributions allocable to the Class X Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable rate mortgage loans divided into two groups, Group I and Group II (collectively, the "Loans"). The Loans in Group I are secured by first or second liens on one- to four-family residential properties. The Loans in Group II are secured by first liens on one- to four-family residential properties.

                       Equity One ABS, Inc., as Depositor


     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that Equity One ABS, Inc. is the registered owner of the Percentage Interest (set forth on the face hereof) in certain monthly distributions with respect to a Trust Fund consisting of the Loans deposited by Equity One ABS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, Equity One, Inc. (DE), Equity One, Incorporated (PA), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc.
(NH) and Popular Financial Services, LLC (DE), as sellers (in such capacity, collectively, the "Sellers") and Equity One, Inc. (DE), as servicer (in such capacity, the "Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     No transfer of a Class X Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Servicer, (ii) if the Class X Certificate has been the subject of an ERISA Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account", as defined in Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of the Certificate is covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Class X Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactment), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such Class X Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer.

                                      B-2-2

Notwithstanding anything else to the contrary herein, any purported transfer of a Class X Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class X Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

     Any proposed transfer of this Certificate shall be subject to the restrictions on transfer described in Section 5.02 of the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated_______________, 20__              JPMorgan Chase Bank,
                                        as Trustee

Countersigned:

By:_____________________________        By:_________________________________
     Authorized Signatory of
     JPMorgan Chase Bank,
     as Trustee





                                      B-2-3

                                    EXHIBIT C

                         Form of Reverse of Certificates

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as Equity One ABS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other
location   specified  in  the  notice  to   Certificateholders   of  such  final
distribution.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Servicer, the Sellers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the Pool Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Loans and all property acquired in respect of the Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     Any term used  herein  that is  defined  in the  Agreement  shall  have the
meaning  assigned  in  the  Agreement,   and  nothing  herein  shall  be  deemed
inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor



                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
for the account of _____________________________________________________________
account number ____________________ or, if mailed by check, to ________________.
Applicable statements should be mailed to ______________________________________


This information is provided by ________________________________________________
the assignee named above, or ___________________________________________________
_______________________________________________________________________________,
as its agent.

                                    EXHIBIT D

                    Form of Initial Certification Of Trustee

                                     [date]

[Depositor]
[Servicer]
[Sellers]
[Freddie Mac]

_____________________

_____________________


          Re: Pooling and Servicing Agreement among Equity One ABS, Inc., as Depositor, Equity One, Inc. (DE), Equity One, Incorporated, (PA), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc.
               (NH) and Popular Financial Services, LLC (DE) as Sellers, Equity One, Inc. (DE) as Servicer, JPMorgan Chase Bank, as Trustee, and Federal Home Loan Mortgage Corporation, as guarantor, Mortgage Pass-Through Certificates, Series 2002-5
               -----------------------------------------------------------------
Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Loan listed in the Loan Schedule (other than any Loan paid in full or listed on the attached schedule) it has received the original Mortgage Note or an executed Affidavit of Lost Note in the form attached hereto as Annex I, and confirms that, for all Mortgage Notes received, the name on the Mortgage Note matches that on the Loan Schedule, except as set forth on the Exception Report attached hereto.

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Loan.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Loans identified on the Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                        JPMorgan Chase Bank,
                                        as Trustee


                                        By:_____________________________________
                                        Name:
                                        Title:

                                                                         Annex I

                             AFFIDAVIT OF LOST NOTE
                             ----------------------

COMMONWEALTH OF PENNSYLVANIA          :
                                      : SS
COUNTY OF PHILADELPHIA                               :


          The undersigned, being duly sworn, deposes and says that:

          1.   ___________________,   a   __________________   corporation  (the
"Holder") is the owner of a note dated ___________________ of _________________, in the principal amount of $_______________ (the "Note").

          2. The Holder has not pledged or disposed of the Note in any manner whatsoever to any person nor given any person authority to transfer or pledge the same.

          3. The Holder does not know of the whereabouts of the Note and believes the Note has been lost or destroyed.

          4. The Holder makes this affidavit to JPMorgan Chase Bank ("Trustee") in order to induce the Trustee to issue its initial certification pursuant to
Section 2.02 of the Pooling and Servicing Agreement dated as of September 30, 2002 among the Trustee, the Holder and the other parties set forth therein, without an exception therefrom.

          5. The Holder and its successors and assigns shall at all time indemnify and save harmless the Trustee against all loss or damage it might suffer by reason of the issuance and delivery of a replacement note for the Note, including all cost, charges, expenses and claims of every kind and nature.

          6. If the Note shall be found the Holder shall promptly deliver the same to the Trustee in order that it may be cancelled.

          7. The undersigned is duly authorized to execute this Affidavit on behalf of the Holder.

Date:_______________________________            [SELLER]


____________________________________            By:_____________________________
Witness                                         Name:
                                                Title:

                                    EXHIBIT E

                     Form of Final Certification Of Trustee

                                     [date]

[Depositor]

[Servicer]

[Seller]

[Freddie Mac]

_____________________

_____________________


               Re: Pooling and Servicing Agreement among Equity One ABS, Inc., as Depositor, Equity One, Inc. (DE), Equity One, Incorporated, (PA), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc. (NH) and Popular Financial Services, LLC (DE) as Sellers and Equity One, Inc. (DE) as Servicer, JPMorgan Chase Bank, as Trustee, and Federal Home Loan Mortgage Corporation, as guarantor, Mortgage Pass-Through Certificates, Series 2002-5
                    ------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Loan listed in the Loan Schedule (other than any Loan paid in full or listed on the attached Document Exception Report), except as set forth on the Exception Report attached hereto, it has received:

          (i) the original Mortgage Note and confirms that the name on the Mortgage Note matches that on the Loan Schedule;

          (ii) the original recorded Mortgage (unless such Mortgage has not yet been returned by the relevant recording office, as certified by the Depositor;

          (iii) the original recorded assignment of the Mortgage in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement;

          (iv) the original or duplicate original recorded assignment or assignments of the Mortgage necessary to show a complete chain of assignment from the originator to the Seller, unless the Depositor has certified that the related assignment has not been returned from the applicable recording office; and

          (v) the original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, unless the Depositor has certified that such title policy has not yet been received from the applicable title insurance company.

          Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Loan, and (b) the information set forth in items (c), (d), (e) and (i) of the definition of the "Loan Schedule" in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Loans identified on the Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                        JPMorgan Chase Bank,
                                        as Trustee



                                        By:_____________________________________
                                        Name:
                                        Title:

                                    EXHIBIT F

                           Form of Transfer Affidavit

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5


STATE OF                   )
                           ) ss:
COUNTY OF                  )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of , the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among Equity One ABS, Inc., as depositor (the "Depositor"), Equity One, Inc. (DE), Equity One, Incorporated, (PA), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc. (NH) and Popular Financial Services, LLC (DE), as sellers, Equity One, Inc. (DE) as servicer and JPMorgan Chase Bank, as Trustee. Capitalized terms used, but not defined herein or in
Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee acknowledges that it understands that as the holder of the residual interest, the Transferee may incur tax liabilities in excess of any cash flows the residual interest generates and the Transferee intends to pay any taxes associated with its holding the residual interest as those taxes become due.

     4. The Transferee represents that the conditions specified in either or both of subparagraph (a) and (b) of this paragraph are satisfied:

          (a) The requirements of this subparagraph (a) will be met if: the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (i) the present value of any consideration given to the Transferee to acquire the interest, (ii) the present value of the expected future distributions on the interest, and (iii) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses. For purposes of this subparagraph (a), the Transferee is assumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b)(1) of the Code, and present values are computed using a discount rate equal to the applicable federal rate prescribed by section 1274(d) of the Code, compounded semiannually, or such other rate that the Transferee can demonstrate it borrows substantial funds at in the course of its trade or business from unrelated third parties.

          (b) The requirements of this subparagraph (b) will be met if: (i) at the time of the transfer, and at the close of each of the Transferee's two fiscal years preceding the year of transfer the Transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million, (ii) The Transferee is an eligible corporation (within the meaning of section 860L(a)(2) of the
Code), (iii) The Transferee is not a foreign branch of an eligible corporation or any other arrangement by which the Residual interest will at any time be subject to net tax by a foreign country or possession of the United States, (iv) The Transferee agrees, in executing this Certificate that any subsequent transfer of the Residual interest will be to another eligible corporation in a "qualifying transaction," and (v) the Transferee has not indicated to, nor provided to the Transferor any grounds to believe that, the Transferee will not pay the taxes associated with the residual interest. For purposes of applying this subparagraph (b), the Transferee's gross assets and net assets do not include any obligation of any person related to the Transferee within the meaning of section 860L(g) of the Code, or any other asset if a principal purpose for holding or acquiring the asset is to permit the Transferee to satisfy the requirements of this subparagraph (b), and a "qualifying transaction" is a transaction that satisfies the requirements of ss.4 of Rev. Proc. 2001-12, 2001-3 I.R.B. 35.

     5. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

     6. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     7. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     8. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be
Transferred  to  any  Person  that  the  Transferee  knows  is  not a  Permitted
Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit G to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

     9. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

     10. The Transferee's taxpayer identification number is __________.

     11. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

     12. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     13. The Transferee is not an employee benefit plan that is subject to ERISA or a plan or arrangement that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan or arrangement or using the assets of any such plan or arrangement to effect the transfer.

     14. The Transferee has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class R Certificates to permit the transferor to assess the financial capability of the Transferee to pay any such taxes.

                                      * * *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this _____ day of _________________, 20__.

                                        ________________________________________
                                        PRINT NAME OF TRANSFEREE
                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


[Corporate Seal]

ATTEST:

_________________________________
[Assistant] Secretary

     Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _____ day of _______________, 20__.


                                        ________________________________________
                                                   NOTARY PUBLIC

                                        My Commission expires the ___ day of
                                        _______________, 20__.

                                                                       EXHIBIT 1
                                                                    to EXHIBIT F

                               Certain Definitions
                               -------------------

     "Ownership Interest": As to any Class R Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Permitted Transferee": Any person other than (a) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (b) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (c) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Class R Certificate, (d) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (e) a Person that is not (i) a citizen or resident of the United States, (ii) a corporation or partnership (or other entity properly treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have authority to control all substantial decisions of the trust, unless such Person listed in clause (i), (ii), (iii) or (iv) above has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI and (f) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause any REMIC hereunder to fail to qualify as one or more REMICs at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

     "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                       EXHIBIT 2
                                                                    to EXHIBIT F

                        Section 5.02(c) of the Agreement
                        --------------------------------

          (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                    (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                    (ii) No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit F.

                    (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                    (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                    (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Sellers or the Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as one or more REMICs at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (A) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (B) to provide for a means to compel the Transfer of a Class R Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                    EXHIBIT G

                         Form of Transferor Certificate

                                                        ________________________
                                                        Date




Equity One ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:___________________________


JPMorgan Chase Bank
_______________________________
_______________________________
Attention:_____________________
          _____________________


          Re: Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2002-5, Class ,
               -----------------------------------------------------------------


Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and
(c) to the extent we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                        Very truly yours,

                                        ________________________________________
                                        Print Name of Transferor

                                        By:_____________________________________
                                        Authorized Officer

                                    EXHIBIT H

                    Form of Investment Letter (Non Rule 144A)

                                                        ________________________
                                                        Date




Equity One ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:___________________________


JPMorgan Chase Bank
_______________________________
_______________________________
Attention:_____________________
          _____________________


          Re: Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2002-5, Class ,
               -----------------------------------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition, or (ii) we are an insurance company and are purchasing Certificates, other than the Class R Certificates, that have been the subject of an ERISA Qualifying Underwriting, we are purchasing the Certificates with funds contained in an "insurance company general account", as defined in Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchasing and holding of such Certificates are covered by Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________
                                           Authorized Officer

                                    EXHIBIT I

                            Form of Rule 144A Letter


                                                        ________________________
                                                        Date




Equity One ABS, Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware 19810
Attention:___________________________


JPMorgan Chase Bank
_______________________________
_______________________________
Attention:_____________________
          _____________________


          Re: Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2002-5, Class ,
               -----------------------------------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition, or (ii) we are an insurance company and are purchasing Certificates, other than the Class R Certificates, that have been the subject of an ERISA Qualifying Underwriting, we are purchasing the Certificates with funds contained in an "insurance company general account", as defined in Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchasing and holding of such Certificates are covered by Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act.

ANNEX 1 TO EXHIBIT I
--------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

     The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

     ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. Buyer is a business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

     6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                        ________________________________________
                                                  Print Name of Buyer

                                        By:_____________________________________
                                        Name:
                                        Title:

                                        Date:___________________________________

ANNEX 2 TO EXHIBIT I
--------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

          The  undersigned  (the  "Buyer")  hereby  certifies  as follows to the
parties  listed  in  the  Rule  144A   Transferee   Certificate  to  which  this
certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ___ The Buyer owned $_____ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and under-stands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ________________________________________
                                                  Print Name of Buyer

                                        By:_____________________________________
                                        Name:
                                        Title:

                                        IF AN ADVISER:


                                        ________________________________________
                                                  Print Name of Buyer


                                        Date:___________________________________

                                    EXHIBIT J

                    Form of Request for Release of Documents

                              Equity One ABS, Inc.
                       Mortgage Pass-Through Certificates
                                  Series 2002-5

To:____________________________         Attn:___________________________________
                                        ________________________________________


     Re: The Pooling & Servicing Agreement dated as of September 30, 2002 among Equity One, Inc. (DE), Equity One, Incorporated, (PA), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc. (NH) and Popular Financial Services, LLC (DE), as Sellers, Equity One, Inc. (DE) as Servicer, and Equity One ABS, Inc. as Depositor and JPMorgan Chase Bank as Trustee
          ----------------------------------------------------------------------

Ladies and Gentlemen:

     In connection with the administration of the Loans held by you as Trustee for Equity One ABS, Inc., we request the release of the Mortgage File for the Loan(s) described below, for the reason indicated.

FT Account #:                                   Pool #:

Mortgagor's Name, Address and Zip Code:

Loan Number:

Reason for Requesting Documents (check one)

     1. Loan paid in full (_______________________ hereby certifies that all amounts have been received.)

     2. Loan Liquidated (___________________________ hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

     3.   Loan in Foreclosure.

     4.   Other (explain):

     The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall be deposited into the Certificate Account, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

     If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                                ________________________________
                                                ________________________________
                                                ________________________________


By:________________________________
Name::_____________________________
Title::____________________________
Date::_____________________________


TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By:________________________________
Name::_____________________________
Title::____________________________
Date::_____________________________

                                    EXHIBIT K

                           Form of Reporting Document

                                  SEE ATTACHED

                                    EXHIBIT L

                           Yield Maintenance Agreement

                                  SEE ATTACHED

                                    EXHIBIT M

                           Loan Data Remittance Report

                                  SEE ATTACHED

                                    EXHIBIT N

                            Trustee Remittance Report

                                  SEE ATTACHED












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